                                   PROSPECTUS
                               FEBRUARY 19, 2002
                        (as supplemented March 7, 2002)


                    The Hartford
                    Small Cap, Mid Cap
                    & Multi Cap Funds

                              Capital Appreciation Fund
                              Growth Opportunities Fund
                              MidCap Fund (Not currently available)
                              MidCap Value Fund
                              SmallCap Growth Fund
                              Small Company Fund
                              Value Opportunities Fund


             [The Hartford Logo]
MFSMCSF-2-02

                           THE HARTFORD MUTUAL FUNDS

                               CLASS A, CLASS B AND CLASS C SHARES

                               PROSPECTUS
                               FEBRUARY 19, 2002
                               (AS SUPPLEMENTED MARCH 7, 2002)


AS WITH ALL MUTUAL FUNDS, THE
SECURITIES AND EXCHANGE COMMISSION         THE HARTFORD SMALL CAP, MID CAP AND MULTI CAP
HAS NOT APPROVED OR DISAPPROVED            FUNDS
THESE SECURITIES OR PASSED UPON            THE HARTFORD CAPITAL APPRECIATION FUND
THE ADEQUACY OF THIS PROSPECTUS.           THE HARTFORD GROWTH OPPORTUNITIES FUND
ANY REPRESENTATION TO THE CONTRARY         THE HARTFORD MIDCAP FUND (NOT CURRENTLY AVAILABLE)
IS A CRIMINAL OFFENSE.                     THE HARTFORD MIDCAP VALUE FUND
                                           THE HARTFORD SMALLCAP GROWTH FUND
                                           THE HARTFORD SMALL COMPANY FUND
                                           THE HARTFORD VALUE OPPORTUNITIES FUND

                               THE HARTFORD MUTUAL FUNDS
                               P.O. BOX 64387
                               ST. PAUL, MN 55164-0387

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

INTRODUCTION
--------------------------------------------------------------------------------

Each fund described in this prospectus has its own investment strategy and risk/reward profile. This prospectus relates to the Class A, B and C shares of the funds.

Each fund is a diversified fund.

Growth Opportunities Fund, SmallCap Growth Fund and Value Opportunities Fund are series of Hartford-Fortis Series Fund, Inc. All other funds are series of The Hartford Mutual Funds, Inc.

Information on each fund can be found on the pages following this introduction.

The investment manager to each fund is Hartford Investment Financial Services, LLC ("HIFSCO"). The day-to-day portfolio management of the funds is provided by an investment sub-adviser, Wellington Management Company, LLP ("Wellington Management"). Information regarding HIFSCO and Wellington Management is included under the section entitled "Management of the Funds" in this prospectus.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosures carefully before investing.

THE HARTFORD MUTUAL FUNDS                                                      1

CONTENTS
--------------------------------------------------------------------------------

A summary of each fund's goals,               The Hartford Capital Appreciation Fund                     3
strategies, risks, performance                The Hartford Growth Opportunities Fund                     6
and expenses                                  The Hartford MidCap Fund                                  10
                                              The Hartford MidCap Value Fund                            13
                                              The Hartford SmallCap Growth Fund                         15
                                              The Hartford Small Company Fund                           19
                                              The Hartford Value Opportunities Fund                     23
                                              Prior performance of similar funds                        27



Description of other investment               Investment strategies and investment matters              28
strategies and investment risks

Investment manager and management             Management of the funds                                   31
fee information

Information on your account                   About your account                                        33
                                              Choosing a share class                                    33
                                              How sales charges are calculated                          33
                                              Sales charge reductions and waivers                       34
                                              Opening an account                                        36
                                              Buying shares                                             37
                                              Selling shares                                            39
                                              Transaction policies                                      42
                                              Dividends and account policies                            44
                                              Additional investor services                              44

Further information on the funds              Financial highlights                                      46
                                              Privacy policy                                            65
                                              For more information                              back cover

 2                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Capital Appreciation Fund seeks growth of capital by investing primarily in stocks selected on the basis of potential for capital appreciation.

INVESTMENT STRATEGY. The fund normally invests at least 65% of its total assets in common stocks of small, medium and large companies. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Through fundamental analysis, Wellington Management identifies companies that it believes have substantial near-term capital appreciation potential regardless of company size or industry. This strategy is sometimes referred to as a "stock picking" approach. Small and medium sized companies are selected primarily on the basis of dynamic earnings growth potential. Larger companies are selected primarily based on the expectation of a significant event that Wellington Management believes will trigger an increase in the stock price.

In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and increase your taxable distributions.

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's

THE HARTFORD MUTUAL FUNDS                                                      3

                                          THE HARTFORD CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

 CLASS A TOTAL RETURNS
 BY CALENDAR YEAR
 (EXCLUDES SALES CHARGES)
[CHART]

                                                                         CLASS A TOTAL RETURNS
                                                                         ---------------------
97                                                                               55.11
98                                                                                3.26
99                                                                               66.76
00                                                                                8.35
01                                                                               -6.74

 During the periods shown in the bar chart, the highest quarterly return was 36.81% (4th quarter, 1999) and the lowest quarterly return was -21.94% (3rd quarter, 1998)

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2001
 (INCLUDES SALES CHARGES)

                                            LIFE OF
                                             FUND
                                            (SINCE
                       1 YEAR    5 YEARS   07/22/96)
   Class A Return
   Before Taxes        (11.87%)  20.60%     25.95%
   Class A Return
   After Taxes on
   Distributions       (11.90%)  19.20%     24.41%
   Class A Return
   After Taxes on
   Distributions and
   Sale of Fund
   Shares               (7.19%)  17.41%     22.19%
   Class B Return
   Before Taxes        (12.36%)  21.04%     26.33%
   Class C Return
   Before Taxes(1)      (9.30%)  20.79%     26.16%
   S&P 500 Index
   (reflects no
   deduction for
   fees, expenses or
   taxes)              (11.87%)  10.70%     13.04%(2)

INDEX: The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.

(2) Return is from 7/31/1996 - 12/31/2001.

 4                                                     THE HARTFORD MUTUAL FUNDS

                                          THE HARTFORD CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price
   (load)                                                      5.50%      5.00%      2.00%
   Maximum load imposed on purchases as a percentage of
   offering price                                              5.50%       None      1.00%
   Maximum deferred sales charge (load) (as a percentage of
   redemption proceeds)                                         None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.68%      0.68%      0.68%
   Distribution and service (12b-1) fees(2)                    0.35%      1.00%      1.00%
   Other expenses                                              0.34%      0.35%      0.26%
   Total annual operating expenses                             1.37%      2.03%      1.94%
   Fee waiver                                                  0.05%
   Net expenses(2)(3)(4)                                       1.32%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.

(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee to 0.30% through at least February 28, 2003. This waiver may be discontinued at any time thereafter.

(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.45%, 2.15% and 2.15%, respectively, through at least February 28, 2003. This policy may be discontinued at any time thereafter.

(4) Expense information in the table has been restated to reflect current fees.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                      CLASS A    CLASS B    CLASS C
   Year 1                                                       $  678     $  708     $  397
   Year 3                                                       $  958     $  943     $  709
   Year 5                                                       $1,258     $1,303     $1,145
   Year 10                                                      $2,110     $2,376     $2,358

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                   CLASS A    CLASS B    CLASS C
   Year 1                                                       $  678     $  208     $  297
   Year 3                                                       $  958     $  643     $  709
   Year 5                                                       $1,258     $1,303     $1,145
   Year 10                                                      $2,110     $2,376     $2,358

THE HARTFORD MUTUAL FUNDS                                                      5

THE HARTFORD GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Growth Opportunities Fund seeks short- and long-term capital appreciation.

INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential. The fund may invest up to 20% of its total assets in foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to identify high quality growth companies for purchase or sale by the fund. Wellington Management looks for a strong management team that has a clearly articulated business strategy, a history of earnings growth and the potential for that growth to be sustained, and attractive stock valuation based on multiple valuation tools.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and increase your taxable distributions.

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower. Because Class A, B and C shares have not been offered prior to the date of this prospectus, performance history is based upon that of the fund's Class L, M and N shares, respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund's Class A, B and C shares would have been substantially similar to those of the fund's Class L, M and N shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C shares are higher than for the Class L, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table.

 6                                                     THE HARTFORD MUTUAL FUNDS

                                          THE HARTFORD GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

 CLASS A TOTAL RETURNS
 BY CALENDAR YEAR(1)
 (EXCLUDES SALES CHARGES)
[CHART]

                                                                         CLASS A TOTAL RETURNS
                                                                         ---------------------
92                                                                                0.98
93                                                                               10.37
94                                                                                -8.2
95                                                                               25.49
96                                                                               17.18
97                                                                               13.74
98                                                                               18.97
99                                                                               53.67
00                                                                                3.47
01                                                                              -24.11

 During the periods shown in the bar chart, the highest quarterly return was 43.93% (4th quarter, 1999) and the lowest quarterly return was -23.93% (1st quarter, 2001)

(1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different operating expenses.

THE HARTFORD MUTUAL FUNDS                                                      7

                                          THE HARTFORD GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2001
 (INCLUDES SALES CHARGES)

                                                               1 YEAR    5 YEARS   10 YEARS   SINCE INCEPTION
   Class A Return Before Taxes(1)                             (28.28)%    9.06%      8.79%           N/A
   Class A Return After Taxes on Distributions(1)             (28.43)%    5.00%      6.00%           N/A
   Class A Return After Taxes on Distributions and Sale of
   Fund Shares(1)                                             (17.31)%    4.08%      4.91%           N/A
   Class B Return Before Taxes(1)                             (28.42)%    9.05%        N/A        12.19%(2)
   Class C Return Before Taxes(1)                             (25.43)%    5.67%        N/A        12.38%(2)
   S&P MidCap 400 Index (reflects no deduction for fees,
   expenses or taxes)                                          (0.60)%   16.09%     13.23%        16.92%(3)
   Russell 3000 Growth Index (reflects no deduction for
   fees, expenses or taxes)                                   (19.63)%    7.72%     10.41%        12.83%(3)

INDICES: The S&P MidCap 400 Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the midcap U.S. equity market. The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3000 largest U.S. companies based on total market capitalization.) The fund has changed its benchmark from the MidCap 400 Index to the Russell 3000 Growth Index because the Russell 3000 Growth Index is better suited for the investment strategy of the fund.

(1) Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class L, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.

(2) Class B and Class C performance information is based on the inception date of Class M and Class N shares, 11/14/94.

(3) Return is from 11/30/1994 - 12/31/2001.

 8                                                     THE HARTFORD MUTUAL FUNDS

                                          THE HARTFORD GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price
   (load)                                                      5.50%      5.00%      2.00%
   Maximum load imposed on purchases as a percentage of
   offering price                                              5.50%       None      1.00%
   Maximum deferred sales charge (load) (as a percentage of
   redemption proceeds)                                         None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.76%      0.76%      0.76%
   Distribution and service (12b-1) fees(2)                    0.35%      1.00%      1.00%
   Other expenses                                              0.36%      0.37%      0.28%
   Total annual operating expenses                             1.47%      2.13%      2.04%
   Fee waiver                                                  0.05%
   Net expenses(2)(3)(4)                                       1.42%

(1) A contingent deferred sales charge of 1.00% may apply only on certain redemptions of Class A shares that were purchased without a front-end sales charge.

(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee to 0.30% through at least February 28, 2003. This waiver may be discontinued at any time thereafter.

(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.45%, 2.15% and 2.15%, respectively, through at least February 28, 2003. This policy may be discontinued at any time thereafter.

(4) Expense information in the table has been restated to reflect current fees.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                      CLASS A    CLASS B    CLASS C
   Year 1                                                       $  687     $  716     $  405
   Year 3                                                       $  985     $  967     $  733
   Year 5                                                       $1,305     $1,344     $1,187
   Year 10                                                      $2,210     $2,294     $2,445

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                   CLASS A    CLASS B    CLASS C
   Year 1                                                       $  687     $  216     $  305
   Year 3                                                       $  985     $  667     $  733
   Year 5                                                       $1,305     $1,144     $1,187
   Year 10                                                      $2,210     $2,294     $2,445

THE HARTFORD MUTUAL FUNDS                                                      9

THE HARTFORD MIDCAP FUND
--------------------------------------------------------------------------------

SHARES OF THIS FUND WILL NOT BE OFFERED TO NEW INVESTORS AFTER JUNE 29, 2001. HOWEVER, INVESTORS HOLDING SHARES OF THE FUND ON THAT DATE MAY PURCHASE ADDITIONAL SHARES THEREAFTER.

INVESTMENT GOAL. The Hartford MidCap Fund seeks long-term growth of capital by investing primarily in stocks selected on the basis of potential for capital appreciation.

INVESTMENT STRATEGY. The fund normally invests at least 80% of its assets in common stocks of companies with market capitalizations within the range represented by the Standard & Poor's MidCap 400 Index. As of December 31, 2001 this range was between approximately $225.2 million and $10.5 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund uses a two-tiered investment strategy:

  - Using what is sometimes referred to as a "top down" approach, Wellington Management analyzes the general economic and investment environment. This includes an evaluation of economic conditions, U.S. fiscal and monetary policy, and demographic trends. Through top down analysis, Wellington Management anticipates trends and changes in markets and the economy overall and identifies industries and sectors that are expected to outperform.

  - Top down analysis is followed by what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, and other related measures of value.

The fund favors high-quality companies. The key characteristics of high-quality companies include a leadership position within an industry, a strong balance sheet, a high return on equity, and a strong management team.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and increase your taxable distributions.

 10                                                    THE HARTFORD MUTUAL FUNDS

                                                        THE HARTFORD MIDCAP FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

 CLASS A TOTAL RETURNS
 BY CALENDAR YEAR
 (EXCLUDES SALES CHARGES)
[Chart]

                                                                         CLASS A TOTAL RETURNS
                                                                         ---------------------
98                                                                               23.12
99                                                                               50.17
00                                                                               24.86
01                                                                               -4.65

 During the periods shown in the bar chart, the highest quarterly return was 29.78% (4th quarter, 1999) and the lowest quarterly return was -17.92% (3rd quarter, 2001)

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2001
 (INCLUDES SALES CHARGES)

                                      LIFE OF FUND
                          1 YEAR    (SINCE 12/31/97)
 Class A Return Before
 Taxes                     (9.89%)       20.04%
 Class A Return After
 Taxes on Distributions    (9.91%)       19.06%
 Class A Return After
 Taxes on Distributions
 and Sale of Fund Shares   (6.01%)       16.75%
 Class B Return Before
 Taxes                    (10.39%)       20.60%
 Class C Return Before
 Taxes(1)                  (7.29%)       20.61%
 S&P MidCap 400 Index
 (reflects no deduction
 for fees, expenses or
 taxes)                    (0.58%)       13.46%

INDEX: The S&P MidCap 400 Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the midcap U.S. equity market.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.

THE HARTFORD MUTUAL FUNDS                                                     11

                                                        THE HARTFORD MIDCAP FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price
   (load)                                                      5.50%      5.00%      2.00%
   Maximum load imposed on purchases as a percentage of
   offering price                                              5.50%       None      1.00%
   Maximum deferred sales charge (load) (as a percentage of
   redemption proceeds)                                         None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.79%      0.79%      0.79%
   Distribution and service (12b-1) fees(2)                    0.35%      1.00%      1.00%
   Other expenses                                              0.33%      0.34%      0.25%
   Total annual operating expenses                             1.47%      2.13%      2.04%
   Fee waiver                                                  0.05%
   Net expenses(2)(3)(4)                                       1.42%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.

(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee to 0.30% through at least February 28, 2003. This waiver may be discontinued at any time thereafter.

(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.45%, 2.15% and 2.15%, respectively, through at least February 28, 2003. This policy may be discontinued at any time thereafter.

(4) Expense information in the table has been restated to reflect current fees.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                    CLASS A    CLASS B    CLASS C
   Year 1                                                     $  688     $  718     $  407
   Year 3                                                     $  988     $  974     $  739
   Year 5                                                     $1,309     $1,355     $1,197
   Year 10                                                    $2,216     $2,482     $2,463

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                   CLASS A    CLASS B    CLASS C
   Year 1                                                       $  688     $  218     $  307
   Year 3                                                       $  988     $  674     $  739
   Year 5                                                       $1,309     $1,155     $1,197
   Year 10                                                      $2,216     $2,482     $2,463

 12                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD MIDCAP VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford MidCap Value Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in mid capitalization companies. Mid capitalization companies are defined by the fund as companies with market capitalizations equaling or exceeding $500 million but not exceeding the largest market capitalization of the Russell Mid-Cap Index. As of December 31, 2001, the largest market capitalization in this range was approximately $20 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its issuer's earnings power, growth potential and price-to-earnings ratio. Stocks are selected whose issuers have the most compelling blend of the following attributes:

  -  high fundamental investment value

  -  strong management team

  -  strong industry position

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

THE HARTFORD MUTUAL FUNDS                                                     13

                                                  THE HARTFORD MIDCAP VALUE FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price
   (load)                                                      5.50%      5.00%      2.00%
   Maximum load imposed on purchases as a percentage of
   offering price                                              5.50%       None      1.00%
   Maximum deferred sales charge (load) (as a percentage of
   redemption proceeds)                                         None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.85%      0.85%      0.85%
   Distribution and service (12b-1) fees(2)                    0.35%      1.00%      1.00%
   Other expenses                                              0.52%      0.54%      0.45%
   Total annual operating expenses                             1.72%      2.39%      2.30%
   Fee waiver                                                  0.27%      0.24%      0.15%
   Net expenses(2)(3)(4)                                       1.45%      2.15%      2.15%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.

(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee to 0.30% through at least February 28, 2003. This waiver may be discontinued at any time thereafter.

(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.45%, 2.15% and 2.15%, respectively, through at least February 28, 2003. This policy may be discontinued at any time thereafter.

(4) Expense information in the table has been restated to reflect current fees.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                      CLASS A    CLASS B    CLASS C
   Year 1                                                       $  690     $  720     $  418
   Year 3                                                       $1,041     $1,030     $  804
   Year 5                                                       $1,415     $1,467     $1,317
   Year 10                                                      $2,459     $2,732     $2,720

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                   CLASS A    CLASS B    CLASS C
   Year 1                                                       $  690     $  220     $  318
   Year 3                                                       $1,041     $  730     $  804
   Year 5                                                       $1,415     $1,267     $1,317
   Year 10                                                      $2,459     $2,732     $2,720

 14                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford SmallCap Growth Fund seeks to maximize short and long term capital appreciation.

INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of small capitalization companies that Wellington Management believes have superior growth potential. Small capitalization companies are defined as companies with market capitalizations within the range of the Russell 2000 Index. As of December 31, 2001 this range was between approximately $4.1 million and $4.1 billion. The fund's portfolio is diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

Wellington Management then complements its fundamental research with an internally-developed analytical approach. This analytical approach consists of both valuation and timeliness measures. Valuation factors focus on future dividend growth and cash flow to determine the relative attractiveness of different stocks in different industries. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

The fund's portfolio is constructed stock by stock, an investment approach Wellington Management refers to as "bottom up." However, in constructing the fund's portfolio Wellington Management analyzes and monitors different sources of active risk including stock-specific risk, industry risk and style risk. The goal of this analysis is to ensure that the portfolio remains well-diversified, and does not take large industry and style bets relative to the fund's market benchmark as an unintended consequence of bottom-up stock picking.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund may invest a significant portion of its assets in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and increase your taxable distributions.

THE HARTFORD MUTUAL FUNDS                                                     15

                                               THE HARTFORD SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower. Because Class A, B and C shares have not been offered prior to the date of this prospectus, performance history is based upon that of the fund's Class L, M and N shares, respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund's Class A, B and C shares would have been substantially similar to those of the fund's Class L, M and N shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C shares are higher than for the Class L, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

 CLASS A TOTAL RETURNS
 BY CALENDAR YEAR(1)
 (EXCLUDES SALES CHARGES)
[Chart]

                                                                         CLASS A TOTAL RETURNS
                                                                         ---------------------
92                                                                                5.88
93                                                                               15.83
94                                                                               -7.18
95                                                                               33.64
96                                                                                6.93
97                                                                                1.52
98                                                                               19.85
99                                                                              111.43
00                                                                              -13.95
01                                                                              -21.97

 During the periods shown in the bar chart, the highest quarterly return was 63.29% (4th quarter, 1999) and the lowest quarterly return was -29.49% (3rd quarter, 2001)

 (1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different operating expenses.

 16                                                    THE HARTFORD MUTUAL FUNDS

                                               THE HARTFORD SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2001
 (INCLUDES SALES CHARGES)

                                                              1 YEAR    5 YEARS   10 YEARS   SINCE INCEPTION
   Class A Return Before Taxes(1)                             (26.26%)   10.29%    10.48%           N/A
   Class A Return After Taxes on Distributions(1)             (26.50%)    3.26%     7.41%           N/A
   Class A Return After Taxes on Distributions and Sale of
   Fund Shares(1)                                             (16.14%)    2.63%     6.09%           N/A
   Class B Return Before Taxes(1)                             (26.28%)   10.51%       N/A        11.13%(2)
   Class C Return Before Taxes(1)                             (23.18%)   10.94%       N/A        13.55%(2)
   Russell 2000 Index (reflects no deduction for fees,
   expenses or taxes)                                           2.63%     7.63%     9.90%         9.49%(3)
   Russell 2000 Growth Index (reflects no deduction for
   fees, expenses or taxes)                                    (9.23%)    2.87%     7.19%         7.23%(3)

INDICES: The Russell 2000 Index is a broad based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq. The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 growth companies with higher price-to-book ratios and higher forecasted growth values. The fund has changed its benchmark from the Russell 2000 Index to the Russell 2000 Growth Index because the Russell 2000 Growth Index is better suited for the investment strategy of the fund.

(1) Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class L, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.

(2) Class B and Class C performance information is based on the inception date of Class M and Class N shares, 11/14/94.

(3) Return is from 11/30/1994 - 12/31/2001.

THE HARTFORD MUTUAL FUNDS                                                     17

                                               THE HARTFORD SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price
   (load)                                                      5.50%      5.00%     2.00%
   Maximum load imposed on purchases as a percentage of
   offering price                                              5.50%      None      1.00%
   Maximum deferred sales charge (load) (as a percentage of
   redemption proceeds)                                        None(1)    5.00%     1.00%
   Exchange fees                                               None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.92%      0.92%     0.92%
   Distribution and service (12b-1) fees(2)                    0.35%      1.00%     1.00%
   Other expenses                                              0.42%      0.43%     0.34%
   Total annual operating expenses                             1.69%      2.35%     2.26%
   Fee waiver                                                  0.24%      0.20%     0.11%
   Net expenses(2)(3)(4)                                       1.45%      2.15%     2.15%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.

(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee to 0.30% through at least February 28, 2003. This waiver may be discontinued at any time thereafter.

(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.45%, 2.15% and 2.15%, respectively, through at least February 28, 2003. This policy may be discontinued at any time thereafter.

(4) Expense information in the table has been restated to reflect current fees.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                      CLASS A    CLASS B    CLASS C
   Year 1                                                       $  689     $  718     $  416
   Year 3                                                       $1,032     $1,015     $  789
   Year 5                                                       $1,399     $1,441     $1,290
   Year 10                                                      $2,438     $2,526     $2,673

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                   CLASS A    CLASS B    CLASS C
   Year 1                                                       $  689     $  218     $  316
   Year 3                                                       $1,032     $  715     $  789
   Year 5                                                       $1,399     $1,241     $1,290
   Year 10                                                      $2,438     $2,526     $2,673

 18                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD SMALL COMPANY FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Small Company Fund seeks growth of capital by investing primarily in stocks selected on the basis of potential for capital appreciation.

INVESTMENT STRATEGY. The fund normally invests at least 80% of its assets in common stocks of companies with market capitalizations within the range represented by the Russell 2000 Index. As of December 31, 2001 this range was between approximately $4.1 million and $4.1 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Through fundamental analysis Wellington Management identifies companies that it believes have substantial potential for near-term capital appreciation. Wellington Management selects securities of companies that, in its opinion:

  -  have potential for above-average earnings growth,

  -  are undervalued in relation to their investment potential,

  - have positive business and/or fundamental financial characteristics that are overlooked or misunderstood by investors, or

  - are relatively obscure and undiscovered by the overall investment community.

Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value.

For its most recent fiscal year, the fund's annual portfolio turnover exceeded 200%.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance) and increases your taxable distributions.

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C

THE HARTFORD MUTUAL FUNDS                                                     19

                                                 THE HARTFORD SMALL COMPANY FUND
--------------------------------------------------------------------------------

shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

 CLASS A TOTAL RETURNS BY CALENDAR YEAR
 (EXCLUDES SALES CHARGES)

[CHART]

97                                                                               19.28
98                                                                               10.46
99                                                                               65.66
00                                                                              -13.12
01                                                                              -15.84

 During the periods shown in the bar chart, the highest quarterly return was 35.86% (4th quarter, 1999) and the lowest quarterly return was -23.71% (3rd quarter, 2001)

 20                                                    THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD SMALL COMPANY FUND
--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2001
 (INCLUDES SALES CHARGES)

                                                                                   LIFE OF FUND
                                                                                      (SINCE
                                                               1 YEAR    5 YEARS    07/22/96)
   Class A Return Before Taxes                                 (20.47%)   8.56%       10.48%
   Class A Return After Taxes on Distributions                 (20.48%)   7.69%        9.29%
   Class A Return After Taxes on Distributions and Sale of
   Fund Shares                                                 (12.46%)   7.13%        8.59%
   Class B Return Before Taxes                                 (21.35%)   8.91%       10.76%
   Class C Return Before Taxes(1)                              (18.23%)   8.72%       10.71%
   Russell 2000 Index (reflects no deduction for fees,
   expenses or taxes)                                            2.48%    7.52%        7.82%(2)
   Russell 2000 Growth Index (reflects no deduction for
   fees, expenses or taxes)                                     (9.23%)   2.87%        5.02%(2)

INDICES: The Russell 2000 Index is a broad based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq. The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 growth companies with higher price-to-book ratios and higher forecasted growth values. The fund has changed its benchmark from the Russell 2000 Index to the Russell 2000 Growth Index because the Russell 2000 Growth Index is better suited for the investment strategy of the fund.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.

(2) Return is from 7/31/1996 - 12/31/2001.

THE HARTFORD MUTUAL FUNDS                                                     21

                                                 THE HARTFORD SMALL COMPANY FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price
   (load)                                                      5.50%      5.00%      2.00%
   Maximum load imposed on purchases as a percentage of
   offering price                                              5.50%       None      1.00%
   Maximum deferred sales charge (load) (as a percentage of
   redemption proceeds)                                         None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.85%      0.85%      0.85%
   Distribution and service (12b-1) fees(2)                    0.35%      1.00%      1.00%
   Other expenses                                              0.33%      0.34%      0.25%
   Total annual operating expenses                             1.53%      2.19%      2.10%
   Fee waiver                                                  0.08%      0.04%
   Net expenses(2)(3)(4)                                       1.45%      2.15%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.

(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee to 0.30% through at least February 28, 2003. This waiver may be discontinued at any time thereafter.

(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.45%, 2.15% and 2.15%, respectively, through at least February 28, 2003. This policy may be discontinued at any time thereafter.

(4) Expense information in the table has been restated to reflect current fees.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                      CLASS A    CLASS B    CLASS C
   Year 1                                                       $  690     $  720     $  413
   Year 3                                                       $1,003     $  988     $  758
   Year 5                                                       $1,336     $1,382     $1,228
   Year 10                                                      $2,277     $2,541     $2,526

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                   CLASS A    CLASS B    CLASS C
   Year 1                                                       $  690     $  220     $  313
   Year 3                                                       $1,003     $  688     $  758
   Year 5                                                       $1,336     $1,182     $1,228
   Year 10                                                      $2,277     $2,541     $2,526

 22                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD VALUE OPPORTUNITIES FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Value Opportunities Fund seeks short- and long-term capital appreciation.

INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in equity securities of companies covering a broad range of industries and market capitalizations, focusing on securities that Wellington Management believes are undervalued and have the potential for appreciation. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its price-to-earnings ratio, issuer's earnings power and growth potential. Stocks are selected whose issuers have the most compelling blend of the following attributes:

  -  high fundamental investment value,

  -  strong management team, and

  -  strong industry position.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and increase your taxable distributions.

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower. Because Class A, B and C shares have not been offered prior to the date of this prospectus, performance history is based upon that of the fund's Class L, M and N shares, respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund's Class A, B and C shares would have been

THE HARTFORD MUTUAL FUNDS                                                     23

                                           THE HARTFORD VALUE OPPORTUNITIES FUND
--------------------------------------------------------------------------------

substantially similar to those of the fund's Class L, M and N shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C are higher than for the Class L, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

 CLASS A TOTAL RETURNS
 BY CALENDAR YEAR(1)
 (EXCLUDES SALES CHARGES)

[CHART]

                                                                         CLASS A TOTAL RETURNS
                                                                         ---------------------
96                                                                               19.88
97                                                                               24.81
98                                                                                8.38
99                                                                                8.84
00                                                                               18.84
01                                                                               -3.99

 During the periods shown in the bar chart, the highest quarterly return was 15.78% (4th quarter, 1998) and the lowest quarterly return was -18.38% (3rd quarter, 2001)

(1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different operating expenses.

 24                                                    THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD VALUE OPPORTUNITIES FUND
--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2001
 (INCLUDES SALES CHARGES)

                                                                                     LIFE OF FUND
                                                                1 YEAR    5 YEARS   (SINCE 1/2/96)
   Class A Return Before Taxes(1)                               (9.27%)    9.68%        11.32%
   Class A Return After Taxes on Distributions(1)              (11.11%)    6.86%         8.76%
   Class A Return After Taxes on Distributions and Sale of
   Fund Shares(1)                                               (6.76%)    5.63%         7.28%
   Class B Return Before Taxes(1)                               (9.47%)    9.65%        11.35%
   Class C Return Before Taxes(1)                               (5.64%)   10.11%        11.55%
   S&P Barra Value Index (reflects no deduction for fees,
   expenses or taxes)                                          (11.69%)    9.48%        13.42%
   Russell 3000 Value Index (reflects no deduction for fees,
   expenses or taxes)                                           (4.33%)   11.02%        15.06%

INDICES: The S&P Barra Value Index is an unmanaged capitalization weighted index of all the stocks in the S&P 500 that have low price-to-book ratios. The Russell 3000 Value Index is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3000 largest U.S. companies based on total market capitalization.) The fund has changed its benchmark from the S&P Barra Value Index to the Russell 3000 Value Index because the Russell 3000 Value Index is better suited for the investment strategy of the fund.

(1) Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class L, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.

THE HARTFORD MUTUAL FUNDS                                                     25

                                           THE HARTFORD VALUE OPPORTUNITIES FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price
   (load)                                                      5.50%      5.00%      2.00%
   Maximum load imposed on purchases as a percentage of
   offering price                                              5.50%       None      1.00%
   Maximum deferred sales charge (load) (as a percentage of
   redemption proceeds)                                         None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             1.00%      1.00%      1.00%
   Distribution and service (12b-1) fees(2)                    0.35%      1.00%      1.00%
   Other expenses                                              0.47%      0.48%      0.39%
   Total annual operating expenses                             1.82%      2.48%      2.39%
   Fee waiver                                                  0.37%      0.33%      0.24%
   Net expenses(2)(3)(4)                                       1.45%      2.15%      2.15%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.

(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee to 0.30% through at least February 28, 2003. This waiver may be discontinued at any time thereafter.

(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.45%, 2.15% and 2.15%, respectively, through at least February 28, 2003. This policy may be discontinued at any time thereafter.

(4) Expense information in the table has been restated to reflect current fees.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                      CLASS A    CLASS B    CLASS C
   Year 1                                                       $  689     $  718     $  416
   Year 3                                                       $1,058     $1,043     $  817
   Year 5                                                       $1,454     $1,498     $1,346
   Year 10                                                      $2,573     $2,663     $2,808

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                   CLASS A    CLASS B    CLASS C
   Year 1                                                       $  689     $  218     $  316
   Year 3                                                       $1,058     $  743     $  817
   Year 5                                                       $1,454     $1,298     $1,346
   Year 10                                                      $2,573     $2,663     $2,808

 26                                                    THE HARTFORD MUTUAL FUNDS

PRIOR PERFORMANCE OF SIMILAR FUNDS
--------------------------------------------------------------------------------

Because the mutual funds that are the subject of this prospectus (the "Retail Funds") began operations in July, 1996, or later, they have limited operating and performance histories. However, the Capital Appreciation Fund is modeled after an existing fund (the "HLS Fund") that is managed by the same portfolio manager at Wellington Management and has investment objectives, policies and strategies substantially similar to those of the corresponding fund. Similarity of investment characteristics may involve factors such as industry diversification, country diversification, portfolio beta, portfolio quality, average maturity of fixed-income assets, equity/non-equity mixes, and individual holdings. The HLS Fund is used as an investment vehicle for the assets of variable annuity and variable life insurance contracts issued by The Hartford's affiliates and for certain qualified retirement plans. The HLS Fund is advised by The Hartford's affiliates and sub-advised by Wellington Management with substantially similar investment objectives, policies and strategies to its Retail Fund counterpart. Below you will find information about the performance of the HLS Fund.

The table below sets forth the Capital Appreciation Fund, its corresponding HLS Fund, and their respective inception dates and asset sizes as of December 31, 2001. The fund's future performance may be greater or less than the performance of the corresponding HLS Fund due to, among other things, differences in inception dates, expenses, asset sizes and cash flows.

FUND, INCEPTION DATE*, ASSET SIZE              CORRESPONDING HLS FUND, INCEPTION DATE, ASSET SIZE
---------------------------------              --------------------------------------------------
Capital Appreciation                           Hartford Capital Appreciation HLS Fund, Inc.
(July 1, 1996)                                 (April 2, 1984)
$3,858,875,852                                 $9,127,840,357

* The fund was initially seeded on July 1, 1996 and became effective and open for investment on July 22, 1996.

The following table shows the average annualized total returns for the HLS Fund for the one, three, five and ten year periods ended December 31, 2001. These figures are based on the actual gross investment performance of the HLS Fund. From the gross investment performance figures, the maximum Total Fund Operating Expenses for the corresponding Retail Fund are deducted to arrive at the net return. Please remember that past performance is not indicative of future returns.

                          HLS FUND                            1 YEAR    3 YEARS   5 YEARS   10 YEARS
                          --------                            ------    -------   -------   --------
HARTFORD CAPITAL APPRECIATION HLS FUND, INC. (INCEPTION
4/2/84)
   Class A expenses plus maximum load                         (12.74)%   10.16%    13.19%    15.11%
   Class A expenses with no load(1)                            (7.66)%   12.26%    14.48%    15.76%
   Class B expenses with redemption                           (13.30)%   10.66%    13.44%    14.95%
   Class B expenses without redemption                         (8.30)%   11.47%    13.68%    14.95%
   Class C expenses with maximum load and redemption          (10.22)%   11.10%    13.45%    14.84%
   Class C expenses without load or redemption                 (8.30)%   11.47%    13.68%    14.95%

---------------
(1) Certain persons may purchase Class A Shares that are not subject to the Class A Initial Sales Charge and certain other persons may purchase Class A Shares subject to less than the maximum Initial Sales Charge (see "Sales Charge Reductions and Waivers" in this Prospectus).

THE HARTFORD MUTUAL FUNDS                                                     27

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

 INVESTMENT RISKS GENERALLY

There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

The different types of securities, investments, and investment techniques used by each fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). As described below, an investment in certain of the funds entails special additional risks as a result of their ability to invest a substantial portion of their assets in foreign investments or securities of small capitalization companies.

 USE OF MONEY MARKET INVESTMENTS
 FOR TEMPORARY DEFENSIVE PURPOSES

From time to time, as part of its principal investment strategy, each fund may invest some or all of its assets in high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of upswings and limit its ability to meet its investment objective.

 USE OF OPTIONS, FUTURES AND
 OTHER DERIVATIVES

Although not a principal investment strategy, each fund may purchase and sell options, enter into futures contracts or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies or interest rates. These techniques permit a fund to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

These techniques are also used to manage risk by hedging a fund's portfolio investments. Hedging techniques may not always be available to the funds, and it may not always be feasible for a fund to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the manager expected. As a result, the use of these techniques may result in losses to a fund or increase volatility in a fund's performance.

 FOREIGN INVESTMENTS

The funds may invest in securities of foreign issuers and non-dollar securities as part of their principal investment strategy.

Investments in the securities of foreign issuers or investments in non-dollar securities involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities markets) may have

 28                                                    THE HARTFORD MUTUAL FUNDS
substantially less volume than, for example, the New York Stock Exchange (or other domestic markets) and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to execute such transactions. The inability of a fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

 FOREIGN INVESTMENTS AND EMERGING
 MARKETS

The funds may invest in foreign investments and emerging markets, but not as a principal investment strategy.

The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.

 SMALL CAPITALIZATION COMPANIES

Capital Appreciation Fund, Growth Opportunities Fund, SmallCap Growth Fund, Small Company Fund and Value Opportunities Fund may invest in securities of small capitalization companies as part of their principal investment strategy. MidCap Fund and MidCap Value Fund may hold securities of such companies, but not as a principal investment strategy.

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time.

THE HARTFORD MUTUAL FUNDS                                                     29

Small companies also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

 ABOUT EACH FUND'S INVESTMENT GOAL

Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal.

 CONSEQUENCES OF PORTFOLIO TRADING
 PRACTICES

Capital Appreciation Fund, Growth Opportunities Fund, MidCap Fund, SmallCap Growth Fund, Small Company Fund and Value Opportunities Fund are expected to have relatively high portfolio turnover. MidCap Value Fund may, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses for a fund and higher taxable distributions to the fund's shareholders. The funds are not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.

 TERMS USED IN THIS PROSPECTUS

Equity Securities: Equity securities include common stock, preferred stock, securities convertible into common stock and warrants or rights to acquire common stock.

Foreign Issuers: (1) Companies organized outside the United States, (2) foreign governments and agencies or instrumentalities of foreign governments and (3) issuers whose economic fortunes and risks are primarily linked with markets outside the United States.

Non-Dollar Securities: Securities denominated or quoted in foreign currency or paying income in foreign currency.

Certain funds have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the Investment Company Act of 1940 (the "1940 Act"), each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets in investments of the type suggested by its name. For this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of each of these funds may be changed at any time by a vote of the fund's board of directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a fund of its 80% investment policy.

 ADDITIONAL INVESTMENT STRATEGIES
 AND RISKS

Each fund may invest in various securities and engage in various investment techniques which are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the fund (see back cover for address and phone number).

 30                                                    THE HARTFORD MUTUAL FUNDS

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

 THE INVESTMENT MANAGER

Hartford Investment Financial Services, LLC is the investment manager to each fund. HIFSCO is a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $181.2 billion in assets as of December 31, 2001. At the same time, HIFSCO had over $16 billion in assets under management. HIFSCO is responsible for the management of each fund and supervises the activities of the investment sub-adviser described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

 THE INVESTMENT SUB-ADVISER

Wellington Management Company, LLP is the investment sub-adviser to each fund. Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2001 Wellington Management had investment management authority over approximately $311 billion in assets. Wellington Management is principally located at 75 State Street, Boston, Massachusetts 02109.

 MANAGEMENT FEES

Each fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund's average daily net asset value as follows:

CAPITAL APPRECIATION FUND

NET ASSET VALUE                         ANNUAL RATE
---------------                         -----------
First $500,000,000                         0.80%
Next $500,000,000                          0.70%
Amount Over $1 Billion                     0.65%

GROWTH OPPORTUNITIES FUND, SMALLCAP GROWTH FUND AND VALUE OPPORTUNITIES FUND

NET ASSET VALUE                         ANNUAL RATE
---------------                         -----------
First $100,000,000                         1.00%
Next $150,000,000                          0.80%
Amount Over $250 Million                   0.70%

MIDCAP FUND, MIDCAP VALUE FUND AND SMALL COMPANY FUND

NET ASSET VALUE                         ANNUAL RATE
---------------                         -----------
First $500,000,000                         0.85%
Next $500,000,000                          0.75%
Amount Over $1 Billion                     0.70%

For each fund's fiscal year ended October 31, 2001, the investment management fees paid to HIFSCO, expressed as a percentage of average net assets, were as follows:

FUND NAME                                 10/31/2001
---------                                 ----------
The Hartford Capital Appreciation Fund      0.68%
The Hartford Growth Opportunities
  Fund(1)(2)                                0.74%
The Hartford MidCap Fund                    0.79%
The Hartford MidCap Value Fund(2)(3)        0.85%
The Hartford SmallCap Growth Fund(1)(2)     0.86%
The Hartford Small Company Fund             0.85%
The Hartford Value Opportunities
  Fund(1)(2)                                1.00%

---------------
(1) Does not include an amount received by the fund's previous investment adviser for the period prior to April 2, 2001.

(2) Annualized.

(3) Fund commenced operations April 30, 2001.

 PORTFOLIO MANAGERS OF THE FUNDS

The following persons or teams have had primary responsibility for the day-to-day management of each indicated fund's portfolio since the date stated below.

CAPITAL APPRECIATION FUND Saul J. Pannell, Senior Vice President of Wellington Management, has

THE HARTFORD MUTUAL FUNDS                                                     31
served as portfolio manager of the fund since its inception (1996). Mr. Pannell joined Wellington Management in 1979 and has been an investment professional since 1974.

GROWTH OPPORTUNITIES FUND Michael Carmen has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Carmen, Vice President of Wellington Management, joined Wellington Management in 1999. Prior to joining Wellington Management, he was an equity portfolio manager at Kobrick Funds (1997-1999), State Street Research and Management (1992-1996, 1997) and Montgomery Asset Management (1996).

MIDCAP FUND Phillip H. Perelmuter, Senior Vice President of Wellington Management, has served as portfolio manager of the fund since its inception
(1997). Mr. Perelmuter joined Wellington Management in 1995 and has been an investment professional since 1983.

MIDCAP VALUE FUND The fund is managed by Wellington Management using a team of analysts led by James N. Mordy that specialize in value oriented investing. Mr. Mordy is Senior Vice President of Wellington Management and has led the team since April, 2001. He joined Wellington Management in 1985 and has been an investment professional since that time.

SMALLCAP GROWTH FUND James A. Rullo and David J. Elliott have been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Rullo, Senior Vice President of Wellington Management, joined Wellington Management in 1994 and has been an investment professional since that time. Mr. Elliott, Vice President of Wellington Management, joined Wellington Management in 1995 and has been an investment professional since 1999.

SMALL COMPANY FUND Steven C. Angeli, Vice President of Wellington Management, has served as portfolio manager of the fund since January 2, 2000. Mr. Angeli joined Wellington Management in 1994 and has been an investment professional since 1990.

VALUE OPPORTUNITIES FUND James H. Averill, David R. Fassnacht and James N. Mordy have been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Averill, Senior Vice President of Wellington Management, joined Wellington Management in 1986. Mr. Fassnacht, Vice President of Wellington Management, joined Wellington Management in 1991 and has been an investment professional since 1988. Mr. Mordy, Senior Vice President of Wellington Management, joined Wellington Management in 1985 and has been an investment professional since that time.

 32                                                    THE HARTFORD MUTUAL FUNDS

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

 CHOOSING A SHARE CLASS

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. Your financial representative can help you decide. For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

Each class has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Generally, it is more advantageous for an investor that is considering an investment in Class B shares of more than $500,000 or an investment in Class C shares of more than $1,000,000 to invest in Class A shares instead.

 CLASS A

- Front-end sales charges, as described under the subheading "How Sales Charges are Calculated".

- Distribution and service (12b-1) fees of 0.35% (currently 0.30% due to waiver by the distributor).

 CLASS B

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00%.

- A deferred sales charge, as described on the following page.

- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

 CLASS C

- 1% front-end sales charge.

- Distribution and service (12b-1) fees of 1.00%.

- A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

 HOW SALES CHARGES ARE CALCULATED

CLASS A sales charges and commissions paid to dealers for the funds are listed below. The offering price includes the front end sales load.

                                                    DEALER
                       AS A % OF     AS A %     COMMISSION AS
                       OFFERING      OF NET     PERCENTAGE OF
YOUR INVESTMENT          PRICE     INVESTMENT   OFFERING PRICE
Less than $50,000        5.50%       5.82%          4.75%
$ 50,000 -- $99,999      4.50%       4.71%          4.00%
$100,000 -- $249,999     3.50%       3.63%          3.00%
$250,000 -- $499,999     2.50%       2.56%          2.00%
$500,000 -- $999,999     2.00%       2.04%          1.75%
$1 million or more(1)    0%          0%            0%

(1) Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge
    (CDSC) of 1% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

The distributor may pay up to the entire amount of the sales commission to particular broker-

THE HARTFORD MUTUAL FUNDS                                                     33
dealers. The distributor may pay dealers of record commissions on purchases over $1 million an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million. This commission schedule may also apply to certain sales of Class A shares made to investors which qualify under any of the last four categories listed under "Waivers for Certain Investors".

CLASS B shares are offered at their net asset value per share, without any initial sales charge. However, you may be charged a contingent deferred sales charge (CDSC) on shares you sell within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

YEARS AFTER
PURCHASE                                      CDSC
1st year                                     5.00%
2nd year                                     4.00%
3rd year                                     3.00%
4th year                                     3.00%
5th year                                     2.00%
6th year                                     1.00%

CLASS C sales charges for all funds, regardless of the amount that is being purchased, are as follows:


 FRONT-END SALES CHARGE

                            DEALER
                          COMMISSION
AS A % OF    AS A % OF   AS PERCENTAGE
OFFERING        NET       OF OFFERING
PRICE        INVESTMENT      PRICE
   1.00%       1.01%              1.00%

YEARS AFTER
PURCHASE                                      CDSC
1st year                                     1.00%
After 1 year                                 None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies the fund redeems shares in the following order:
(1) shares representing an increase over the original purchase cost, (2) shares acquired through reinvestment of dividends and capital gains distributions, (3) Class B shares held for over 6 years or Class C shares held over 1 year, and (4) Class B shares held the longest during the six-year period.

Although the funds do not charge a transaction fee, you may be charged a fee by brokers for the purchase or sale of the funds' shares through that broker. This transaction fee is separate from any sales charge that the funds may apply.

 SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGES There are several ways you can combine multiple purchases of Class A shares of the funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner:

- ACCUMULATION PRIVILEGE -- lets you add the value of any shares of The Hartford Mutual Funds (including The Hartford Money Market Fund, which, like the other Hartford Mutual Funds not discussed herein, is offered through a separate prospectus) you or members of your family already own to the amount of your next Class A investment for purposes of calculating the sales charge. In addition, if you are a natural person who owns certain annuities or variable life insurance products that are issued by entities associated with The Hartford, the current account value of your contract or policy will be included. The eligible annuity and life insurance products are discussed in the funds' Statement of Additional Information. Participants in retirement plans receive breakpoints at the plan level. You must notify your broker, and your broker must notify the funds, that you are eligible for this privilege each time you make a purchase.

- LETTER OF INTENT -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

 34                                                    THE HARTFORD MUTUAL FUNDS

- COMBINATION PRIVILEGE -- lets you combine Class A shares of multiple Hartford Mutual Funds for purposes of calculating the sales charge.

CDSC WAIVERS As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

- to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

- because of shareholder death or disability,

- because of the death or disability of the grantor of a living trust,

- under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

- for retirement plans under the following circumstances:

     (1) to return excess contributions,

     (2) hardship withdrawals as defined in the plan,

     (3) under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

     (4) to meet minimum distribution requirements under the Internal Revenue Code,

     (5) to make "substantially equal payments" as described in Section 72(t) of the Internal Revenue Code, and

     (6) after separation from service.

REINSTATEMENT PRIVILEGE If you sell shares of a fund, you may reinvest some or all of the proceeds in the same share class of any of The Hartford Mutual Funds within 180 days without a sales charge, as long as the transfer agent is notified before you invest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

WAIVERS FOR CERTAIN INVESTORS Class A shares may be offered without front-end sales charges to the following individuals and institutions:

- selling brokers and their employees and sales representatives,

- financial representatives utilizing fund shares in fee-based investment products under a signed agreement with the funds,

- present or former officers, directors and employees (and their families) of the funds, The Hartford, Wellington Management, the transfer agent, and their affiliates,

- individuals purchasing shares with the proceeds from shares redeemed from another fund complex within the last 60 days on which an initial or contingent deferred sales charge was paid (1% CDSC applies if redeemed within 18 months),

- individuals purchasing shares with the proceeds from an eligible rollover distribution from a Hartford Life Insurance Company variable annuity contract or funding agreement within a 457, 403(b) or governmental 401 plan,

- participants in certain retirement plans with at least 100 participants or $500,000 in plan assets,

- participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator,

- one or more members of a group (including spouses and dependent children) of at least 100 persons engaged, or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1% CDSC applies if redeemed within 18 months),

- as described further in the Statement of Additional Information, certain individuals who owned, as of February 19, 2002, shares of Growth Opportunities Fund, SmallCap Growth Fund and Value Opportunities Fund.

The 1% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

CLASS C shares may be purchased without a front-end sales charge when purchased through a

THE HARTFORD MUTUAL FUNDS                                                     35
broker-dealer that has entered into an agreement with the distributor to waive this charge.

ADDITIONAL COMPENSATION TO BROKERS In addition to the commissions described above, the distributor pays additional compensation to dealers based on a number of factors described in the funds' SAI. This additional compensation is not paid by you.

 OPENING AN ACCOUNT

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES: If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. In addition, some of the funds offered in this prospectus may not be available in your retirement plan. You should check with your retirement plan administrator or financial representative for further details.

1 Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investment for each fund is as follows:

    - non-retirement accounts: $500

    - retirement accounts: $250

    - Automatic Investment Plans: $25 to open; you must invest at least $25 a month

    - subsequent investments: $25

   Minimum investment amounts may be waived for certain retirement accounts including IRAs and present or former officers, directors and employees and their families of The Hartford, Wellington Management and their affiliates.

3 Complete the appropriate parts of the account application including any privileges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions and you hold the shares through a financial representative or retirement plan, please contact your financial representative or plan administrator. If you hold the shares directly with the fund, please call the transfer agent at the number shown below.

4 Make your initial investment selection. You, your financial representative or plan administrator can initiate any purchase, exchange or sale of shares.

                      ADDRESS:                                             PHONE NUMBER:
              THE HARTFORD MUTUAL FUNDS                                   1-888-843-7824
                   P.O. BOX 64387                        OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
               ST. PAUL, MN 55164-0387                    ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.


 36                                                    THE HARTFORD MUTUAL FUNDS

 BUYING SHARES

                OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
 BY CHECK
                                                           - Make out a check for the investment
 CHECK ICON     - Make out a check for the investment        amount, payable to "The Hartford
                  amount, payable to "The Hartford           Mutual Funds".
                  Mutual Funds".
                                                           - Fill out the detachable investment
                - Deliver the check and your completed       slip from an account statement. If no
                  application to your financial              slip is available, include a note
                  representative, plan administrator or      specifying the fund name, your share
                  mail to the address listed below.          class, your account number and the
                                                             name(s) in which the account is
                                                             registered.

                                                           - Deliver the check and your investment
                                                             slip or note to your financial
                                                             representative, plan administrator or
                                                             mail to the address listed below.
 BY EXCHANGE
 EXCHANGE ICON  - Call your financial representative,      - Call your financial representative,
                  plan administrator or the transfer         plan administrator or the transfer
                  agent at the number below to request       agent at the number below to request
                  an exchange. The minimum exchange          an exchange. The minimum exchange
                  amount is $500 per fund.                   amount is $500 per fund.
 BY WIRE
                                                           - Instruct your bank to wire the amount
 WIRE ICON      - Deliver your completed application to      of your investment to:
                  your financial representative, or            U.S. Bank National Association
                  mail it to the address below.                ABA #091000022,
                                                               credit account no. 1-702-2514-1341
                - Obtain your account number by calling        The Hartford Mutual Funds Purchase
                  your financial representative or the         Account
                  phone number below.                          For further credit to: (your name)
                                                               Hartford Mutual Funds Account
                - Instruct your bank to wire the amount        Number: (your account number)
                  of your investment to:
                    U.S. Bank National Association           Specify the fund name, your share
                    ABA #091000022,                          class, your account number and the
                    credit account no. 1-702-2514-1341       name(s) in which the account is
                    The Hartford Mutual Funds Purchase       registered. Your bank may charge a
                    Account                                  fee to wire funds.
                    For further credit to: (your name)
                    Hartford Mutual Funds Account
                    Number: (your account number)

                 Specify the fund name, your choice of
                 share class, the new account number
                 and the name(s) in which the account
                 is registered. Your bank may charge a
                 fee to wire funds.

                      ADDRESS:                                             PHONE NUMBER:
              THE HARTFORD MUTUAL FUNDS                                   1-888-843-7824
                   P.O. BOX 64387                        OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
               ST. PAUL, MN 55164-0387                    ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

THE HARTFORD MUTUAL FUNDS                                                     37

 BY PHONE
 PHONE ICON    - See "By Wire" and "By Exchange".          - Verify that your bank or credit union
                                                             is a member of the Automated Clearing
                                                             House (ACH) system.
                                                           - Complete the "Telephone Exchanges and
                                                             Telephone Redemption" and "Bank
                                                             Account or Credit Union Information"
                                                             sections on your account application.
                                                           - Call the transfer agent at the number
                                                             below to verify that these features
                                                             are in place on your account.
                                                           - Tell the transfer agent
                                                             representative the fund name, your
                                                             share class, your account number, the
                                                             name(s) in which the account is
                                                             registered and the amount of your
                                                             investment.

To open or add to an account using the Automatic Investment Plan, see "Additional Investor Services".

                      ADDRESS:                                             PHONE NUMBER:
              THE HARTFORD MUTUAL FUNDS                                   1-888-843-7824
                   P.O. BOX 64387                        OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
               ST. PAUL, MN 55164-0387                    ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

 38                                                    THE HARTFORD MUTUAL FUNDS

 SELLING SHARES

 BY LETTER
                 -   Write a letter of instruction or complete a power of
 LETTER ICON         attorney indicating the fund name, your share class, your
                     account number, the name(s) in which the account is
                     registered and the dollar value or number of shares you wish to sell.
                 -   Include all signatures and any additional documents that may be required (see next page).
                 -   Mail the materials to the address below or to your plan
                     administrator.
                 -   A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your
                     letter of instruction.

BY PHONE
                 -   Restricted to sales of up to $50,000 in any 7-day period.
PHONE ICON       -   To place your order with a representative, call the transfer agent at the number below between 8 A.M. and 7 P.M. Eastern
                     Time Monday through Thursday and between 8 A.M. and 6 P.M.
                     on Friday. Generally, orders received after 4 P.M. Eastern
                     Time will receive the next business day's offering price.
                 -   For automated service 24 hours a day using your touch-tone phone, call the number below.

 BY WIRE OR ELECTRONIC FUNDS TRANSFER (EFT)

                 -   Fill out the "Telephone Exchanges and Telephone Redemption"
 WIRE ICON           and "Bank Account or Credit Union Information" sections of your new account application.
                 -   Call the transfer agent to verify that the telephone
                     redemption privilege is in place on an account, or to
                     request the forms to add it to an existing account.
                 -   Generally, amounts of $1,000 or more will be wired on the
                     next business day. Your bank may charge a fee for this
                     service.
                 -   Amounts of less than $1,000 may be sent by EFT or by check.
                     Funds from EFT transactions are generally available by the second business day. Your bank may charge a fee for this
                     service.
                 -   Phone requests are limited to amounts up to $50,000 in a
                     7-day period.

 BY EXCHANGE     -   Obtain a current prospectus for the fund into which you are
 ARROW ICON          exchanging by calling your financial representative or the transfer agent at the number below.
                 -   Call your financial representative or the transfer agent to request an exchange.

To sell shares through a systematic withdrawal plan, see "Additional Investor Services".

                      ADDRESS:                                             PHONE NUMBER:
              THE HARTFORD MUTUAL FUNDS                                   1-888-843-7824
                   P.O. BOX 64387                        OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
               ST. PAUL, MN 55164-0387                    ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

THE HARTFORD MUTUAL FUNDS                                                     39

 SELLING SHARES IN WRITING

 BY LETTER

  In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

  LETTER ICON   - your address of record has changed within the past 30 days
                - you are selling more than $50,000 worth of shares
                - you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

  Please note that a notary public CANNOT provide a signature guarantee.
  Please check with a representative of your bank or other financial institution about obtaining a signature guarantee.

 REQUIREMENTS FOR WRITTEN REQUESTS BY SELLER

     OWNERS OF INDIVIDUAL, JOINT, SOLE PROPRIETORSHIP, UGMA/UTMA (CUSTODIAL
     ACCOUNTS FOR MINORS) OR GENERAL PARTNER ACCOUNTS.
                - Letter of instruction.
                - On the letter, the signatures and titles of all persons
                  authorized to sign for the account, exactly as the account is registered.
                - Signature guarantee if applicable (see above).

     OWNERS OF CORPORATE OR ASSOCIATION ACCOUNTS.
                - Letter of instruction.
                - Corporate resolution, certified within the past twelve
                  months.
                - On the letter and the resolution, the signature of the
                  person(s) authorized to sign for the account.
                - Signature guarantee if applicable (see above).

     OWNERS OR TRUSTEES OF TRUST ACCOUNTS.
                - Letter of instruction.
                - On the letter, the signature(s) of the trustee(s).
                - Provide a copy of the trust document certified within the past twelve months.
                - Signature guarantee if applicable (see above).

     JOINT TENANCY SHAREHOLDERS WHOSE CO-TENANTS ARE DECEASED.
                - Letter of instruction signed by surviving tenant.
                - Copy of death certificate.
                - Signature guarantee if applicable (see above).

                      ADDRESS:                                             PHONE NUMBER:
              THE HARTFORD MUTUAL FUNDS                                   1-888-843-7824
                   P.O. BOX 64387                        OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
               ST. PAUL, MN 55164-0387                    ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

 40                                                    THE HARTFORD MUTUAL FUNDS

     EXECUTORS OF SHAREHOLDER ESTATES.
                - Letter of instruction signed by executor.
                - Copy of order appointing executor, certified within the
                  past twelve months.
                - Signature guarantee if applicable (see above).

     ADMINISTRATORS, CONSERVATORS, GUARDIANS AND OTHER SELLERS OR ACCOUNT
     TYPES NOT LISTED ABOVE.
                - Call 1-888-843-7824 for instructions.

                      ADDRESS:                                             PHONE NUMBER:
              THE HARTFORD MUTUAL FUNDS                                   1-888-843-7824
                   P.O. BOX 64387                        OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
               ST. PAUL, MN 55164-0387                    ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

THE HARTFORD MUTUAL FUNDS                                                     41

TRANSACTION POLICIES
--------------------------------------------------------------------------------

 VALUATION OF SHARES

The net asset value per share (NAV) for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4 p.m. Eastern Time). The funds use market prices in valuing portfolio securities, but may use fair-value estimates, as determined by HIFSCO under the direction of the Board of Directors, if reliable market prices are unavailable. Fair value pricing may be used by a fund when current market values are unavailable or when an event occurs after the close of the exchange on which the fund's portfolio securities are principally traded that is likely to have changed the value of the securities. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values. Securities of foreign issuers and non-dollar securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Debt securities (other than short-term obligations) held by each fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments of the funds that will mature in 60 days or less are valued at amortized cost, which approximates market value.

Certain funds may invest in securities primarily traded in foreign securities markets. Foreign securities markets may trade on days when a fund does not compute its net asset value or may close (generating closing prices) at times before or after the NYSE. Consequently, the net asset value of the fund and the value of its shares may change on days, or at times, when an investor cannot redeem the fund's shares.

 BUY AND SELL PRICES

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

 EXECUTION OF REQUESTS

Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after your request is received, if your order is complete (has all required information), by the transfer agent or authorized broker-dealers and third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to three business days or longer, as allowed by federal securities laws.

 REQUESTS IN "GOOD ORDER"

All purchase and redemption requests must be received by the funds in "good order". This means that your request must include:

- The fund name and account number.

- The amount of the transaction (in dollars or shares).

- Signatures of all owners exactly as registered on the account (for mail requests).

- Signature guarantees (if required).

- Any supporting legal documentation that may be required.

 TELEPHONE TRANSACTIONS

For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses

 42                                                    THE HARTFORD MUTUAL FUNDS
have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

 EXCHANGES

You may exchange shares of one fund for shares of the same class of any of The Hartford Mutual Funds. The registration for both accounts involved must be identical. You may be subject to tax liability or sales charges as a result of your exchange. The funds reserve the right to amend or terminate the exchange privilege at any time, for any reason.

If you own Class L, M, N, H, Z or E shares of certain funds, please refer to the prospectus for these class share offerings for further information on the exchange privileges available to you.

 RIGHT TO REJECT PURCHASE ORDERS/
 MARKET TIMING

Because excessive account transactions can disrupt the management of the funds and increase transaction costs for all shareholders, the funds limit account activity as follows:

- you may make no more than two substantive exchanges out of the same fund in any 90 day period (excluding automatic programs);

- the funds may refuse a share purchase at any time, for any reason;

- the funds may revoke an investor's exchange privilege at any time, for any reason.

"Substantive" means a dollar amount that the funds determine, in their sole discretion, could adversely affect the management of the funds.

 CERTIFICATED SHARES

Shares are electronically recorded and therefore share certificates are not issued.

 SMALL ACCOUNTS
 (NON-RETIREMENT ONLY)

If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action within this time, your fund may close out your account and mail you the proceeds. You will not be charged a CDSC if your account is closed for this reason, and your account will not be closed if its drop in value is due to fund performance or the effects of sales charges.

 SALES IN ADVANCE OF
 PURCHASE PAYMENTS

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

 SPECIAL REDEMPTIONS

Although it would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable fund during any 90 day period for any one account.

 PAYMENT REQUIREMENTS

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds, or in the case of a retirement account, to the custodian or trustee. You may not purchase shares with a third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the funds or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the funds on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period (generally within three business days). If payment is not received by that time, the order will be canceled and the

THE HARTFORD MUTUAL FUNDS                                                     43
broker-dealer or financial institution will be held liable for the resulting fees or losses.

 DIVIDENDS AND ACCOUNT POLICIES

ACCOUNT STATEMENTS  In general, you will receive account statements as follows:

- after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

- after any changes of name or address of the registered owner(s)

- in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099-DIV tax information statement.

If you are a participant in an employer-sponsored retirement plan you will receive statements from your plan administrator.

DIVIDENDS AND DISTRIBUTIONS Each fund intends to distribute substantially all of its net income and capital gains to shareholders at least once a year. Dividends from net investment income of the funds are normally declared and paid annually. Unless shareholders specify otherwise, all dividends and distributions received from a fund are automatically reinvested in additional full or fractional shares of that fund.

If you elect to receive monthly/quarterly dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the same fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. Please call the fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

TAXABILITY OF DIVIDENDS Dividends and distributions you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a fund's long-term capital gains are taxable as capital gains and distributions from short-term capital gains and income are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December. Tax rates may vary depending on how long a fund investment is held.

The Form 1099 that is mailed to you every January details your dividends and distributions and their federal tax category, although you should verify your tax liability with your tax professional.

TAXABILITY OF TRANSACTIONS Unless your shares are held in a qualified retirement account, any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

 ADDITIONAL INVESTOR SERVICES

ELECTRONIC TRANSFERS THROUGH AUTOMATED CLEARING HOUSE ("ACH") allow you to initiate a purchase or redemption for as little as $100 or as much as $50,000 between your bank account and fund account using the ACH network. Sales charges and initial purchase minimums apply.

AUTOMATIC INVESTMENT PLAN (AIP) lets you set up regular investments from your paycheck or bank account to the fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

- Complete the appropriate parts of your account application.

- If you are using AIP to open an account, make out a check ($25 minimum) for your first investment amount payable to "The Hartford Mutual Funds." Deliver your check and application to your financial representative or the transfer agent.

SYSTEMATIC WITHDRAWAL PLAN may be used for routine bill payments or periodic withdrawals from your account. To establish:

- Make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more per fund.

 44                                                    THE HARTFORD MUTUAL FUNDS

- Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

- SPECIFY THE PAYEE(S). The payee may be yourself or any other party and there is no limit to the number of payees you may have. A signature guarantee is required if the payee is someone other than the registered owner.

- Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

- FILL OUT THE RELEVANT PART OF THE ACCOUNT APPLICATION. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

DOLLAR COST AVERAGING PROGRAMS (DCA) let you set up monthly or quarterly exchanges from one fund to the same class of shares of any other of The Hartford Mutual Funds. To establish:

- Fill out the relevant part of the account application.

- Be sure that the amount is for $50 or more.

- Be sure that the accounts involved have identical registrations.

AUTOMATIC DIVIDEND DIVERSIFICATION (ADD) lets you automatically reinvest dividends and capital gains distributions paid by one fund into the same class of any other of The Hartford Mutual Funds. To establish:

- Fill out the relevant portion of the account application.

- Be sure that the accounts involved have identical registrations.

RETIREMENT PLANS The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any fund offered by The Hartford Mutual Funds. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

DUPLICATE ACCOUNT STATEMENTS You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee will be charged for account summaries older than the preceding year.

DUPLICATE COPIES OF MATERIAL TO HOUSEHOLDS Generally the funds will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the funds' records. The consolidation of these mailings, called householding, benefits the funds through reduced mailing expenses.

If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

THE HARTFORD MUTUAL FUNDS                                                     45

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD CAPITAL APPRECIATION FUND -- CLASS A

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                     PERIOD ENDED:               YEAR ENDED:                PERIOD ENDED:
                                       YEAR ENDED:     1/1/2000-     ------------------------------------     7/1/1996-
CLASS A - PERIOD ENDED:                10/31/2001    10/31/2001(6)   12/31/1999   12/31/1998   12/31/1997   12/31/1996(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period       $33.20         $31.72       $20.42        $19.90       $13.36        $10.00
Income from Investment Operations:
Net investment income (loss)                 0.05          (0.01)       (0.07)        (0.10)       (0.03)        (0.03)
Net realized and unrealized gain
  (loss) on investments                     (5.12)          3.15        13.28          0.75         7.34          3.80
                                       ----------     ----------      -------      --------     --------       -------
Total from investment operations            (5.07)          3.14        13.21          0.65         7.31          3.77
Less distributions:
  Dividends from net investment
    income                                   0.00           0.00         0.00          0.00         0.00          0.00
  Distributions from capital gains          (4.01)         (1.66)       (1.91)        (0.13)       (0.77)        (0.41)
  Return of capital                          0.00           0.00         0.00          0.00         0.00          0.00
                                       ----------     ----------      -------      --------     --------       -------
Total distributions                         (4.01)         (1.66)       (1.91)        (0.13)       (0.77)        (0.41)
                                       ----------     ----------      -------      --------     --------       -------
Net asset value, end of period             $24.12         $33.20       $31.72        $20.42       $19.90        $13.36
                                       ==========     ==========      =======      ========     ========       =======
TOTAL RETURN(2)                           (17.24%)        10.18%(3)    66.76%         3.26%       55.11%        37.75%(3)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)                           $1,585,508     $1,309,836     $797,656      $364,951     $233,601        $9,028
Ratio of expenses to average net
  assets before waivers and
  reimbursements                            1.33%          1.32%(4)     1.38%         1.49%        1.69%         4.15%(4)
Ratio of expenses to average net
  assets after waivers and
  reimbursements                            1.28%          1.27%(4)     1.33%         1.44%        1.45%         1.45%(4)
Ratio of net investment income (loss)
  to average net assets                    (0.22%)        (0.42%)(4)   (0.61%)       (0.70%)      (0.80%)       (0.70%)(4)
Portfolio turnover rate(5)                 132.4%        129.79%      168.97%       123.42%      119.62%       149.99%

(1) The fund was initially seeded on July 1, 1996 and became effective and open for investment on July 22, 1996. The performance results reflect activity since the fund was opened for investment on July 22, 1996.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) Not annualized.
(4) Annualized.
(5) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(6) The fund's fiscal year end has been changed to October 31st.

 46                                                    THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD CAPITAL APPRECIATION FUND -- CLASS B

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                     PERIOD ENDED:               YEAR ENDED:                PERIOD ENDED:
                                       YEAR ENDED:     1/1/2000-     ------------------------------------     7/1/1996-
CLASS B -- PERIOD ENDED:               10/31/2001    10/31/2000(6)   12/31/1999   12/31/1998   12/31/1997   12/31/1996(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period      $32.14         $30.92         $20.08       $19.71       $13.32        $10.00
Income from Investment Operations:
Net investment income (loss)               (0.02)         (0.12)         (0.19)       (0.21)       (0.06)        (0.02)
Net realized and unrealized gain
  (loss) on investments                    (5.05)          3.00          12.94         0.71         7.22          3.75
                                        --------       --------       --------     --------     --------       -------
Total from investment operations           (5.07)          2.88          12.75         0.50         7.16          3.73
Less distributions:
  Dividends from net investment
    income                                  0.00           0.00           0.00         0.00         0.00          0.00
  Distributions from capital gains         (4.01)         (1.66)         (1.91)       (0.13)       (0.77)        (0.41)
  Return of capital                         0.00           0.00           0.00         0.00         0.00          0.00
                                        --------       --------       --------     --------     --------       -------
Total distributions                        (4.01)         (1.66)         (1.91)       (0.13)       (0.77)        (0.41)
                                        --------       --------       --------     --------     --------       -------
Net asset value, end of period            $23.06         $32.14         $30.92       $20.08       $19.71        $13.32
                                        ========       ========       ========     ========     ========       =======
TOTAL RETURN(2)                          (17.88%)         9.59%(3)      65.58%        2.52%       54.15%        37.35%(3)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)                            $876,826       $826,495       $569,201     $290,756     $174,392          $889
Ratio of expenses to average net
  assets before waivers and
  reimbursements                           1.99%          1.97%(4)       2.02%        2.15%        2.38%         9.05%(4)
Ratio of expenses to average net
  assets after waivers and
  reimbursements                           1.99%          1.97%(4)       2.02%        2.15%        2.15%         2.15%(4)
Ratio of net investment income (loss)
  to average net assets                   (0.93%)        (1.12%)(4)     (1.31%)      (1.39%)      (1.46%)       (1.53%)(4)
Portfolio turnover rate(5)                132.4%        129.79%        168.97%      123.42%      119.62%       149.99%

(1) The fund was initially seeded on July 1, 1996 and became effective and open for investment on July 22, 1996. The performance results reflect activity since the fund was opened for investment on July 22, 1996.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) Not annualized.
(4) Annualized.
(5) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(6) The fund's fiscal year end has been changed to October 31st.

THE HARTFORD MUTUAL FUNDS                                                     47

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD CAPITAL APPRECIATION FUND -- CLASS C

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                              PERIOD ENDED:                      PERIOD ENDED:
                                               YEAR ENDED:      1/1/2000-       YEAR ENDED:        7/31/1998-
CLASS C - PERIOD ENDED:                        10/31/2001     10/31/2000(6)    12/31/1999(7)    12/31/1998(1)(7)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period              $32.10          $30.89           $20.08            $19.67
Income from Investment Operations:
Net investment income (loss)                       (0.06)          (0.15)           (0.12)            (0.06)
Net realized and unrealized gain (loss) on
  investments                                      (4.99)           3.02            12.84              0.47
                                                 -------         -------          -------           -------
Total from investment operations                   (5.05)           2.87            12.72              0.41
Less distributions:
  Dividends from net investment income              0.00            0.00             0.00              0.00
  Distributions from capital gains                 (4.01)          (1.66)           (1.91)             0.00
  Return of capital                                 0.00            0.00             0.00              0.00
                                                 -------         -------          -------           -------
Total distributions                                (4.01)          (1.66)           (1.91)             0.00
                                                 -------         -------          -------           -------
Net asset value, end of period                    $23.04          $32.10           $30.89            $20.08
                                                 =======         =======          =======           =======
TOTAL RETURN(2)                                  (17.84%)          9.56%(4)        65.44%             2.10%(4)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)        $666,372        $494,391         $191,466           $15,231
Ratio of expenses to average net assets
  before waivers and reimbursements                1.99%           1.99%(5)         2.09%             2.29%(5)
Ratio of expenses to average net assets after
  waivers and reimbursements                       1.99%           1.99%(5)         2.09%             2.15%(5)
Ratio of net investment income (loss) to
  average net assets                              (0.93%)         (1.14%)(5)       (1.37%)           (1.34%)(5)
Portfolio turnover rate(3)                        132.4%         129.79%          168.97%           123.42%

(1) Class C shares were first offered on July 31, 1998.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Not annualized.
(5) Annualized.
(6) The fund's fiscal year end has been changed to October 31st.
(7) Per share amounts for Class C shares for 1998 were restated to reflect a reverse stock split which was effective February 11, 1999.

 48                                                    THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD GROWTH OPPORTUNITIES FUND -- CLASS L

The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Because no Class A shares were outstanding as of the date of this prospectus, the table presents performance information about the currently outstanding Class L shares of the fund (formerly Class A shares of Fortis Growth Fund). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                                                    YEAR ENDED AUGUST 31
                                                  PERIOD ENDED:   --------------------------------------------------------
CLASS L - PERIOD ENDED:                           10/31/2001(1)     2001        2000         1999       1998        1997
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                  $21.62        $45.45       $30.80      $29.78     $37.32      $32.14
Income from Investment Operations:
Net investment income (loss)                           (0.11)        (0.30)       (0.20)      (0.13)     (0.11)      (0.16)
Net realized and unrealized gain (loss) on
  investments                                          (2.30)       (14.98)       21.70       10.72      (3.59)       8.41
                                                    --------      --------   ----------    --------   --------    --------
Total from investment operations                       (2.41)       (15.28)       21.50       10.59      (3.70)       8.25
Less distributions:
  Dividends from net investment income                  0.00          0.00         0.00        0.00       0.00        0.00
  Distributions from capital gains                      0.00         (8.55)       (6.85)      (9.57)     (3.84)      (3.07)
  Return of capital                                     0.00          0.00         0.00        0.00       0.00        0.00
                                                    --------      --------   ----------    --------   --------    --------
Total distributions                                     0.00         (8.55)       (6.85)      (9.57)     (3.84)      (3.07)
                                                    --------      --------   ----------    --------   --------    --------
Net asset value, end of period                        $19.21        $21.62       $45.45      $30.80     $29.78      $37.32
                                                    ========      ========   ==========    ========   ========    ========
TOTAL RETURN(2)                                      (11.15%)      (38.44%)      82.06%      40.00%    (10.59%)     27.01%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $593,267      $681,941   $1,203,376    $734,282   $581,819    $734,654
Ratio of expenses to average net assets before
  waivers and reimbursements                           1.08%(3)      1.04%        1.04%       1.06%      1.05%       1.07%
Ratio of expenses to average net assets after
  waivers and reimbursements                           1.08%(3)      1.04%        1.04%       1.06%      1.05%       1.07%
Ratio of net investment income (loss) to average
  net assets                                          (0.52%)(3)    (0.40%)      (0.54%)     (0.44%)    (0.29%)     (0.45%)
Portfolio turnover rate                                  28%          198%         140%        166%        61%         28%

(1) For the two-month period ended October 31, 2001.
(2) These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions, without adjustment for sales charge.
(3) Annualized.

THE HARTFORD MUTUAL FUNDS                                                     49

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD GROWTH OPPORTUNITIES FUND -- CLASS M

The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Because no Class B shares were outstanding as of the date of this prospectus, the table presents performance information about the currently outstanding Class M shares of the fund (formerly Class B shares of Fortis Growth Fund). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                                                       YEAR ENDED AUGUST 31
                                                        PERIOD ENDED:   ---------------------------------------------------
CLASS M - PERIOD ENDED:                                 10/31/2001(1)    2001       2000       1999       1998       1997
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                        $19.53       $42.31     $29.26     $28.85     $36.53     $31.75
Income from Investment Operations:
Net investment income (loss)                                 (0.12)       (0.70)     (0.30)     (0.74)     (0.25)     (0.56)
Net realized and unrealized gain (loss) on investments       (2.08)      (13.53)     20.20      10.72      (3.59)      8.41
                                                           -------      -------    -------    -------    -------    -------
Total from investment operations                             (2.20)      (14.23)     19.90       9.98      (3.84)      7.85
Less distributions:
  Dividends from net investment income                        0.00         0.00       0.00       0.00       0.00       0.00
  Distributions from capital gains                            0.00        (8.55)     (6.85)     (9.57)     (3.84)     (3.07)
  Return of capital                                           0.00         0.00       0.00       0.00       0.00       0.00
                                                           -------      -------    -------    -------    -------    -------
Total distributions                                           0.00        (8.55)     (6.85)     (9.57)     (3.84)     (3.07)
                                                           -------      -------    -------    -------    -------    -------
Net asset value, end of period                              $17.33       $19.53     $42.31     $29.26     $28.85     $36.53
                                                           =======      =======    =======    =======    =======    =======
TOTAL RETURN(2)                                            (11.26%)     (38.90%)    80.70%     38.98%    (11.25%)    26.02%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                   $27,013      $30,268    $43,250    $20,236    $12,417    $12,149
Ratio of expenses to average net assets before waivers
  and reimbursements                                         1.83%(3)     1.79%      1.79%      1.81%      1.80%      1.82%
Ratio of expenses to average net assets after waivers
  and reimbursements                                         1.83%(3)     1.79%      1.79%      1.81%      1.80%      1.82%
Ratio of net investment income (loss) to average net
  assets                                                    (1.27%)(3)   (1.15%)    (1.29%)    (1.19%)    (1.04%)    (1.19%)
Portfolio turnover rate                                        28%         198%       140%       166%        61%        28%

(1) For the two-month period ended October 31, 2001.
(2) These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions, without adjustment for sales charge.
(3) Annualized.

 50                                                    THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD GROWTH OPPORTUNITIES FUND -- CLASS N

The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Because no Class C shares were outstanding as of the date of this prospectus, the table presents performance information about the currently outstanding Class N shares of the fund (formerly Class C shares of Fortis Growth Fund). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                                                        YEAR ENDED AUGUST 31
                                                         PERIOD ENDED:   ---------------------------------------------------
CLASS N - PERIOD ENDED:                                  10/31/2001(1)    2001       2000       1999       1998       1997
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                         $19.53       $42.32     $29.26     $28.85     $36.52     $31.75
Income from Investment Operations:
Net investment income (loss)                                  (0.11)       (0.71)     (0.30)     (0.74)     (0.24)     (0.57)
Net realized and unrealized gain (loss) on investments        (2.08)      (13.53)     20.21      10.72      (3.59)      8.41
                                                            -------      -------    -------    -------    -------    -------
Total from investment operations                              (2.19)      (14.24)     19.91       9.98      (3.83)      7.84
Less distributions:
  Dividends from net investment income                         0.00         0.00       0.00       0.00       0.00       0.00
  Distributions from capital gains                             0.00        (8.55)     (6.85)     (9.57)     (3.84)     (3.07)
  Return of capital                                            0.00         0.00       0.00       0.00       0.00       0.00
                                                            -------      -------    -------    -------    -------    -------
Total distributions                                            0.00        (8.55)     (6.85)     (9.57)     (3.84)     (3.07)
                                                            -------      -------    -------    -------    -------    -------
Net asset value, end of period                               $17.34       $19.53     $42.32     $29.26     $28.85     $36.52
                                                            =======      =======    =======    =======    =======    =======
TOTAL RETURN(2)                                             (11.21%)     (38.92%)    80.74%     38.98%    (11.22%)    25.98%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                     $6,131       $6,866    $10,352     $4,629     $2,738     $2,367
Ratio of expenses to average net assets before waivers
  and reimbursements                                          1.83%(3)     1.79%      1.79%      1.81%      1.80%      1.82%
Ratio of expenses to average net assets after waivers
  and reimbursements                                          1.83%(3)     1.79%      1.79%      1.81%      1.80%      1.82%
Ratio of net investment income (loss) to average net
  assets                                                     (1.27%)(3)   (1.15%)    (1.29%)    (1.19%)    (1.04%)    (1.19%)
Portfolio turnover rate                                         28%         198%       140%       166%        61%        28%

(1) For the two-month period ended October 31, 2001.
(2) These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions, without adjustment for sales charge.
(3) Annualized.

THE HARTFORD MUTUAL FUNDS                                                     51

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD MIDCAP FUND -- CLASS A

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                             PERIOD ENDED:            YEAR ENDED:
                                              YEAR ENDED:      1/1/2000-      ---------------------------
                                              10/31/2001     10/31/2000(4)    12/31/1999    12/31/1998(1)
CLASS A - PERIOD ENDED:                       -----------    -------------    ----------    -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period             $22.42          $17.78          $12.30         $10.00
Income from Investment Operations:
Net investment income (loss)                      (0.03)          (0.03)          (0.03)         (0.05)
Net realized and unrealized gain (loss) on
  investments                                     (3.89)           5.37            6.08           2.35
                                               --------        --------        --------        -------
Total from investment operations                  (3.92)           5.34            6.05           2.30
Less distributions:
  Dividends from net investment income             0.00            0.00            0.00           0.00
  Distributions from capital gains                (1.93)          (0.70)          (0.57)          0.00
  Return of capital                                0.00            0.00            0.00           0.00
                                               --------        --------        --------        -------
Total distributions                               (1.93)          (0.70)          (0.57)          0.00
                                               --------        --------        --------        -------
Net asset value, end of period                   $16.57          $22.42          $17.78         $12.30
                                               ========        ========        ========        =======
TOTAL RETURN(2)                                 (18.94%)         30.50%(6)       50.17%         23.12%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)       $612,750        $425,686        $118,194        $24,294
Ratio of expenses to average net assets
  before waivers and reimbursements               1.43%           1.48%(5)        1.51%          1.62%
Ratio of expenses to average net assets
  after waivers and reimbursements                1.38%           1.43%(5)        1.45%          1.45%
Ratio of net investment income (loss) to
  average net assets                             (0.53%)         (0.80%)(5)      (0.79%)        (0.78%)
Portfolio turnover rate(3)                       115.5%         110.37%         122.52%        139.02%

(1) The fund was declared effective by the Securities and Exchange Commission on December 31, 1997.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) The fund's fiscal year end has been changed to October 31st.
(5) Annualized.
(6) Not annualized.

 52                                                    THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD MIDCAP FUND -- CLASS B

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                             PERIOD ENDED:            YEAR ENDED:
                                              YEAR ENDED:      1/1/2000-      ---------------------------
                                              10/31/2001     10/31/2000(4)    12/31/1999    12/31/1998(1)
CLASS B - PERIOD ENDED:                       -----------    -------------    ----------    -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period             $21.96          $17.54          $12.22         $10.00
Income from Investment Operations:
Net investment income (loss)                      (0.09)          (0.07)          (0.03)         (0.10)
Net realized and unrealized gain (loss) on
  investments                                     (3.87)           5.19            5.92           2.32
                                               --------        --------        --------       --------
Total from investment operations                  (3.96)           5.12            5.89           2.22
Less distributions:
  Dividends from net investment income             0.00            0.00            0.00           0.00
  Distributions from capital gains                (1.93)          (0.70)          (0.57)          0.00
  Return of capital                                0.00            0.00            0.00           0.00
                                               --------        --------        --------       --------
Total distributions                               (1.93)          (0.70)          (0.57)          0.00
                                               --------        --------        --------       --------
Net asset value, end of period                   $16.07          $21.96          $17.54         $12.22
                                               ========        ========        ========       ========
TOTAL RETURN(2)                                 (19.58%)         29.72%(6)       49.10%         22.32%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)       $265,683        $185,830         $50,301         $8,403
Ratio of expenses to average net assets
  before waivers and reimbursements               2.11%           2.15%(5)        2.17%          2.31%
Ratio of expenses to average net assets
  after waivers and reimbursements                2.11%           2.15%(5)        2.15%          2.15%
Ratio of net investment income (loss) to
  average net assets                             (1.28%)         (1.52%)(5)      (1.48%)        (1.48%)
Portfolio turnover rate(3)                       115.5%         110.37%         122.52%        139.02%

(1) The fund was declared effective by the Securities and Exchange Commission on December 31, 1997.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) The fund's fiscal year end has been changed to October 31st.
(5) Annualized.
(6) Not annualized.

THE HARTFORD MUTUAL FUNDS                                                     53

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD MIDCAP FUND -- CLASS C

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                       PERIOD ENDED:                      PERIOD ENDED:
                                        YEAR ENDED:      1/1/2000-       YEAR ENDED:        7/31/1998-
                                        10/31/2001     10/31/2000(6)    12/31/1999(7)    12/31/1998(1)(7)
CLASS C - PERIOD ENDED:                 -----------    -------------    -------------    ----------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period        $21.96          $17.53           $12.21            $11.23
Income from Investment Operations:
Net investment income (loss)                 (0.12)          (0.10)           (0.04)            (0.03)
Net realized and unrealized gain
  (loss) on investments                      (3.83)           5.23             5.93              1.01
                                         ---------       ---------        ---------          --------
Total from investment operations             (3.95)           5.13             5.89              0.98
Less distributions:
  Dividends from net investment income        0.00            0.00             0.00              0.00
  Distributions from capital gains           (1.93)          (0.70)           (0.57)             0.00
  Return of capital                           0.00            0.00             0.00              0.00
                                         ---------       ---------        ---------          --------
Total distributions                          (1.93)          (0.70)           (0.57)             0.00
                                         ---------       ---------        ---------          --------
Net asset value, end of period              $16.08          $21.96           $17.53            $12.21
                                         =========       =========        =========          ========
TOTAL RETURN(2)                            (19.53%)         29.72%(4)        49.22%             8.70%(4)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)                              $285,908        $217,965          $48,310            $1,077
Ratio of expenses to average net
  assets before waivers and
  reimbursements                             2.09%           2.14%(5)         2.22%             2.57%(5)
Ratio of expenses to average net
  assets after waivers and
  reimbursements                             2.09%           2.14%(5)         2.15%             2.15%(5)
Ratio of net investment income (loss)
  to average net assets                     (1.24%)         (1.51%)(5)       (1.48%)           (1.45%)(5)
Portfolio turnover rate(3)                  115.5%         110.37%          122.52%           139.02%

(1) Class C shares were first offered on July 31, 1998.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Not annualized.
(5) Annualized.
(6) The fund's fiscal year end has been changed to October 31st.
(7) Per share amounts for Class C shares for 1998 were restated to reflect a reverse stock split which was effective February 11, 1999.

 54                                                    THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD MIDCAP VALUE FUND

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                            CLASS A -        CLASS B -        CLASS C -
                                                          PERIOD ENDED:    PERIOD ENDED:    PERIOD ENDED:
                                                           4/30/2001-       4/30/2001-       4/30/2001-
                                                          10/31/2001(1)    10/31/2001(1)    10/31/2001(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                          $10.00           $10.00           $10.00
Income from investment operations:
Net investment income (loss)                                   (0.01)           (0.02)           (0.02)
Net realized and unrealized gain (loss) on investments         (1.51)           (1.52)           (1.52)
                                                             -------          -------          -------
Total from investment operations                               (1.52)           (1.54)           (1.54)
Less distributions:
  Dividends from net investment income                          0.00             0.00             0.00
  Distributions from capital gains                              0.00             0.00             0.00
  Return of capital                                             0.00             0.00             0.00
                                                             -------          -------          -------
Total distributions                                             0.00             0.00             0.00
                                                             -------          -------          -------
Net asset value, end of period                                 $8.48            $8.46            $8.46
                                                             =======          =======          =======
TOTAL RETURN(2)                                              (15.20%)(5)      (15.40%)(5)      (15.40%)(5)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                     $26,812           $7,158           $8,975
Ratio of expenses to average net assets before waivers
  and reimbursements                                           1.69%(4)         2.38%(4)         2.37%(4)
Ratio of expenses to average net assets after waivers
  and reimbursements                                           1.40%(4)         2.10%(4)         2.10%(4)
Ratio of net investment income (loss) to average net
  assets                                                      (0.20%)(4)       (0.90%)(4)       (0.90%)(4)
Portfolio turnover rate(3)                                     28.4%            28.4%            28.4%

(1) The fund became effective and open for investment on April 30, 2001.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Annualized.
(5) Not annualized.

THE HARTFORD MUTUAL FUNDS                                                     55

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD SMALLCAP GROWTH FUND -- CLASS L

The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Because no Class A shares were outstanding as of the date of this prospectus, the table presents performance information about the currently outstanding Class L shares of the fund (formerly Class A shares of Fortis Capital Appreciation Portfolio). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                                             YEAR ENDED AUGUST 31
                                  PERIOD ENDED:    ------------------------------------------------------------------------
                                  10/31/2001(1)        2001           2000           1999           1998           1997
CLASS L - PERIOD ENDED:           --------------   ------------   ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period                               $21.24          $60.44         $36.04         $26.42         $30.60         $34.76
Income from Investment
  Operations:
Net investment income (loss)            (0.03)          (0.17)         (0.44)         (0.30)         (0.35)         (0.26)
Net realized and unrealized gain
  (loss) on investments                 (2.17)         (26.04)         35.42          18.42          (3.83)         (2.45)
                                     --------        --------       --------       --------       --------       --------
Total from investment operations        (2.20)         (26.21)         34.98          18.12          (4.18)         (2.71)
Less distributions:
  Dividends from net investment
    income                               0.00          (12.99)        (10.58)         (8.50)          0.00          (1.18)
  Distributions from capital
    gains                                0.00            0.00           0.00           0.00           0.00          (0.27)
  Return of capital                      0.00            0.00           0.00           0.00           0.00           0.00
                                     --------        --------       --------       --------       --------       --------
Total distributions                      0.00          (12.99)        (10.58)         (8.50)          0.00          (1.45)
                                     --------        --------       --------       --------       --------       --------
Net asset value, end of period         $19.04          $21.24         $60.44         $36.04         $26.42         $30.60
                                     ========        ========       ========       ========       ========       ========
TOTAL RETURN(2)                       (10.36%)        (50.60%)       115.84%         80.27%        (13.66%)        (7.89%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)                         $121,440        $138,175       $314,326       $147,346        $79,813       $105,422
Ratio of expenses to average net
  assets before waivers and
  reimbursements                        1.50%(3)        1.39%          1.35%          1.50%          1.52%          1.55%
Ratio of expenses to average net
  assets after waivers and
  reimbursements                        1.50%(3)        1.39%          1.35%          1.50%          1.52%          1.55%
Ratio of net investment income
  (loss) to average net assets         (1.02%)(3)      (0.57%)        (0.94%)        (1.08%)        (0.97%)        (0.84%)
Portfolio turnover rate                   17%            151%           212%           271%            47%            25%

(1) For the two-month period ended October 31, 2001.
(2) These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions, without adjustment for sales charge.
(3) Annualized.

 56                                                    THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD SMALLCAP GROWTH FUND -- CLASS M

The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Because no Class B shares were outstanding as of the date of this prospectus, the table presents performance information about the currently outstanding Class M shares of the fund (formerly Class B shares of Fortis Capital Appreciation Portfolio). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                                             YEAR ENDED AUGUST 31
                                  PERIOD ENDED:    ------------------------------------------------------------------------
                                  10/31/2001(1)        2001           2000           1999           1998           1997
CLASS M - PERIOD ENDED:           --------------   ------------   ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period                               $19.76          $57.66         $34.91         $25.90         $30.16         $34.46
Income from Investment
  Operations:
Net investment income (loss)            (0.04)          (0.68)         (0.47)         (0.91)         (0.43)         (0.40)
Net realized and unrealized gain
  (loss) on investments                 (2.02)         (24.23)         33.80          18.42          (3.83)         (2.45)
                                     --------        --------       --------       --------       --------       --------
Total from investment operations        (2.06)         (24.91)         33.33          17.51          (4.26)         (2.85)
Less distributions:
  Dividends from net investment
    income                               0.00            0.00           0.00           0.00           0.00           0.00
  Distributions from capital
    gains                                0.00          (12.99)        (10.58)         (8.50)          0.00          (1.18)
  Return of capital                      0.00            0.00           0.00           0.00           0.00          (0.27)
                                     --------        --------       --------       --------       --------       --------
Total distributions                      0.00          (12.99)        (10.58)         (8.50)          0.00          (1.45)
                                     --------        --------       --------       --------       --------       --------
Net asset value, end of period         $17.70          $19.76         $57.66         $34.91         $25.90         $30.16
                                     ========        ========       ========       ========       ========       ========
TOTAL RETURN(2)                       (10.43%)        (50.84%)       114.66%         79.35%        (14.12%)        (8.38%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  Thousands)                          $18,115         $20,522        $38,246        $11,426         $5,849         $6,561
Ratio of expenses to average net
  Assets before waivers and
  Reimbursements                        2.05%(3)        1.94%          1.90%          2.05%          2.07%          2.10%
Ratio of expenses to average net
  assets after waivers and
  reimbursements                        2.05%(3)        1.94%          1.90%          2.05%          2.07%          2.10%
Ratio of net investment income
  (loss) to average net assets         (1.57%)(3)      (1.12%)        (1.49%)        (1.63%)        (1.52%)        (1.39%)
Portfolio turnover rate                   17%            151%           212%           271%            47%            25%

(1) For the two-month period ended October 31, 2001.
(2) These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions, without adjustment for sales charge.
(3) Annualized.

THE HARTFORD MUTUAL FUNDS                                                     57

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD SMALLCAP GROWTH FUND -- CLASS N

The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Because no Class C shares were outstanding as of the date of this prospectus, the table presents performance information about the currently outstanding Class N shares of the fund (formerly Class C shares of Fortis Capital Appreciation Portfolio). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                                             YEAR ENDED AUGUST 31
                                  PERIOD ENDED:    ------------------------------------------------------------------------
                                  10/31/2001(1)        2001           2000           1999           1998           1997
CLASS N - PERIOD ENDED:           --------------   ------------   ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period                               $19.77          $57.71         $34.94         $25.92         $30.18         $34.48
Income from Investment
  Operations:
Net investment income (loss)            (0.04)          (0.71)         (0.47)         (0.90)         (0.43)         (0.40)
Net realized and unrealized gain
  (loss) on investments                 (2.02)         (24.24)         33.82          18.42          (3.83)         (2.45)
                                     --------        --------       --------       --------       --------       --------
Total from investment operations        (2.06)         (24.95)         33.35          17.52          (4.26)         (2.85)
Less distributions:
  Dividends from net investment
    income                               0.00            0.00           0.00           0.00           0.00           0.00
  Distributions from capital
    gains                                0.00          (12.99)        (10.58)         (8.50)          0.00          (1.18)
  Return of capital                      0.00            0.00           0.00           0.00           0.00          (0.27)
                                     --------        --------       --------       --------       --------       --------
Total distributions                      0.00          (12.99)        (10.58)         (8.50)          0.00          (1.45)
                                     --------        --------       --------       --------       --------       --------
Net asset value, end of period         $17.71          $19.77         $57.71         $34.94         $25.92         $30.18
                                     ========        ========       ========       ========       ========       ========
TOTAL RETURN(2)                       (10.42%)        (50.87%)       114.60%         79.33%        (14.12%)        (8.38%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  Thousands)                           $6,495          $7,278        $14,300         $3,612         $1,794         $1,875
Ratio of expenses to average net
  Assets before waivers and
  Reimbursements                        2.05%(3)        1.94%          1.90%          2.05%          2.07%          2.10%
Ratio of expenses to average net
  assets after waivers and
  reimbursements                        2.05%(3)        1.94%          1.90%          2.05%          2.07%          2.10%
Ratio of net investment income
  (loss) to average net assets         (1.57%)(3)      (1.12%)        (1.49%)        (1.63%)        (1.52%)        (1.39%)
Portfolio turnover rate                   17%            151%           212%           271%            47%            25%

(1) For the two-month period ended October 31, 2001.
(2) These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions, without adjustment for sales charge.
(3) Annualized.

 58                                                    THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD SMALL COMPANY FUND -- CLASS A

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                  PERIOD ENDED:                 YEAR ENDED:                 PERIOD ENDED:
                                    YEAR ENDED:     1/1/2000-     ---------------------------------------     7/1/1996-
                                    10/31/2001    10/31/2000(6)   12/31/1999    12/31/1998     12/31/1997   12/31/1996(1)
CLASS A -- PERIOD ENDED:            -----------   -------------   ----------   -------------   ----------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period                               $18.08         $20.48         $13.31        $12.16         $10.68       $10.00
Income from Investment Operations:
Net investment income (loss)            (0.08)         (0.04)         (0.05)        (0.06)         (0.02)       (0.02)
Net realized and unrealized gain
  (loss) on investments                 (5.41)         (1.47)          8.52          1.33           2.05         1.42
                                     --------       --------       --------      --------       --------       ------
Total from investment operations        (5.49)         (1.51)          8.47          1.27           2.03         1.40
Less distributions:
  Dividends from net investment
    income                               0.00           0.00           0.00          0.00           0.00         0.00
  Distributions from capital gains      (0.59)         (0.89)         (1.30)        (0.12)         (0.55)       (0.72)
  Return of capital                      0.00           0.00           0.00          0.00           0.00         0.00
                                     --------       --------       --------      --------       --------       ------
Total distributions                     (0.59)         (0.89)         (1.30)        (0.12)         (0.55)       (0.72)
                                     --------       --------       --------      --------       --------       ------
Net asset value, end of period         $12.00         $18.08         $20.48        $13.31         $12.16       $10.68
                                     ========       ========       ========      ========       ========       ======
TOTAL RETURN(2)                       (31.36%)        (7.70%)(3)     65.66%        10.46%         19.28%       14.11%(3)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)                         $116,398       $164,280       $109,559       $37,623        $19,391       $4,673
Ratio of expenses to average net
  assets before waivers and
  reimbursements                        1.51%          1.50%(4)       1.51%         1.57%          1.82%        4.29%(4)
Ratio of expenses to average net
  assets after waivers and
  reimbursements                        1.45%          1.45%(4)       1.45%         1.45%          1.45%        1.45%(4)
Ratio of net investment income
  (loss) to average net assets         (0.64%)        (0.72%)(4)     (0.92%)       (0.79%)        (0.61%)      (0.60%)(4)
Portfolio turnover rate(5)             224.3%        158.15%        176.74%       266.82%        255.37%       69.92%

(1) The fund was initially seeded on July 1, 1996 and became effective and open for investment on July 22, 1996. The performance results reflect activity since the fund was opened for investment on July 22, 1996.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) Not annualized.
(4) Annualized.
(5) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(6) The fund's fiscal year end has been changed to October 31st.

THE HARTFORD MUTUAL FUNDS                                                     59

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD SMALL COMPANY FUND -- CLASS B

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                 PERIOD ENDED:                 YEAR ENDED:                 PERIOD ENDED:
                                   YEAR ENDED:     1/1/2000-     ---------------------------------------     7/1/1996-
                                   10/31/2001    10/31/2000(6)   12/31/1999    12/31/1998     12/31/1997   12/31/1996(1)
CLASS B -- PERIOD ENDED:           -----------   -------------   ----------   -------------   ----------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period                              $17.49         $19.96        $13.09         $12.04        $10.65        $10.00
Income from Investment
  Operations:
Net investment income (loss)           (0.16)         (0.11)        (0.09)         (0.12)        (0.03)        (0.02)
Net realized and unrealized gain
  (loss) on investments                (5.22)         (1.47)         8.26           1.29          1.97          1.39
                                    --------       --------       -------        -------       -------        ------
Total from investment operations       (5.38)         (1.58)         8.17           1.17          1.94          1.37
Less distributions:
  Dividends from net investment
    income                              0.00           0.00          0.00           0.00          0.00          0.00
  Distributions from capital
    gains                              (0.59)         (0.89)        (1.30)         (0.12)        (0.55)        (0.72)
  Return of capital                     0.00           0.00          0.00           0.00          0.00          0.00
                                    --------       --------       -------        -------       -------        ------
Total distributions                    (0.59)         (0.89)        (1.30)         (0.12)        (0.55)        (0.72)
                                    --------       --------       -------        -------       -------        ------
Net asset value, end of period        $11.52         $17.49        $19.96         $13.09        $12.04        $10.65
                                    ========       ========       =======        =======       =======        ======
TOTAL RETURN(2)                      (31.80%)        (8.26%)(3)    64.46%          9.73%        18.49%        13.81%(3)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)                         $49,738        $71,323       $53,358        $18,345        $9,694          $241
Ratio of expenses to average net
  assets before waivers and
  reimbursements                       2.19%          2.16%(4)      2.15%          2.22%         2.53%        20.03%(4)
Ratio of expenses to average net
  assets after waivers and
  reimbursements                       2.15%          2.15%(4)      2.15%          2.15%         2.15%         2.15%(4)
Ratio of net investment income
  (loss) to average net assets        (1.34%)        (1.42%)(4)    (1.62%)        (1.49%)       (1.30%)       (1.30%)(4)
Portfolio turnover rate(5)            224.3%        158.15%       176.74%        266.82%       255.37%        69.92%

(1) The fund was initially seeded on July 1, 1996 and became effective and open for investment on July 22, 1996. The performance results reflect activity since the fund was opened for investment on July 22, 1996.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) Not annualized.
(4) Annualized.
(5) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(6) The fund's fiscal year end has been changed to October 31st.

 60                                                    THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD SMALL COMPANY FUND -- CLASS C

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                              PERIOD ENDED:                      PERIOD ENDED:
                                               YEAR ENDED:      1/1/2000-       YEAR ENDED:        7/31/1998-
                                               10/31/2001     10/31/2000(6)    12/31/1999(7)    12/31/1998(1)(7)
CLASS C -- PERIOD ENDED:                       -----------    -------------    -------------    ----------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period              $17.51          $19.97           $13.09            $12.49
Income from Investment Operations:
Net investment income (loss)                       (0.19)          (0.12)           (0.08)            (0.02)
Net realized and unrealized gain (loss) on
  investments                                      (5.20)          (1.45)            8.26              0.62
                                                 -------         -------          -------           -------
Total from investment operations                   (5.39)          (1.57)            8.18              0.60
Less distributions:
  Dividends from net investment income              0.00            0.00             0.00              0.00
  Distributions from capital gains                 (0.59)          (0.89)           (1.30)             0.00
  Return of capital                                 0.00            0.00             0.00              0.00
                                                 -------         -------          -------           -------
Total distributions                                (0.59)          (0.89)           (1.30)             0.00
                                                 -------         -------          -------           -------
Net asset value, end of period                    $11.53          $17.51           $19.97            $13.09
                                                 =======         =======          =======           =======
TOTAL RETURN(2)                                  (31.82%)         (8.21%)(3)       64.58%             4.80%(3)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)         $51,234         $77,337          $37,672            $2,765
Ratio of expenses to average net assets
  before waivers and reimbursements                2.17%           2.16%(4)         2.20%             2.46%(4)
Ratio of expenses to average net assets after
  waivers and reimbursements                       2.15%           2.15%(4)         2.15%             2.15%(4)
Ratio of net investment income (loss) to
  average net assets                              (1.34%)         (1.42%)(4)       (1.61%)           (1.49%)(4)
Portfolio turnover rate(5)                        224.3%         158.15%          176.74%           266.82%

(1) Class C shares were first offered on July 31, 1998.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) Not annualized.
(4) Annualized.
(5) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(6) The fund's fiscal year end has been changed to October 31st.
(7) Per share amounts for Class C shares for 1998 were restated to reflect a reverse stock split which was effective February 11, 1999.

THE HARTFORD MUTUAL FUNDS                                                     61

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD VALUE OPPORTUNITIES FUND -- CLASS L

The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Because no Class A shares were outstanding as of the date of this prospectus, the table presents performance information about the currently outstanding Class L shares of the fund (formerly Class A shares of Fortis Value Fund). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                                             YEAR ENDED AUGUST 31
                                  PERIOD ENDED:    ------------------------------------------------------------------------
                                  10/31/2001(1)        2001           2000           1999           1998           1997
CLASS L - PERIOD ENDED:           --------------   ------------   ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period                              $13.30          $14.30         $13.28         $11.85         $13.51         $10.75
Income from Investment
  Operations:
Net investment income (loss)            0.00            0.03           0.01           0.05           0.09           0.09
Net realized and unrealized gain
  (loss) on investments                (1.31)           0.31           1.94           2.73          (0.30)          2.94
                                     -------         -------        -------        -------        -------        -------
Total from investment operations       (1.31)           0.34           1.95           2.78          (0.21)          3.03
Less distributions:
  Dividends from net investment
    income                              0.00           (0.02)           0.0          (0.05)         (0.09)         (0.06)
  Distributions from capital
    gains                               0.00           (1.32)         (0.93)         (1.30)         (1.36)         (0.21)
  Return of capital                     0.00            0.00           0.00           0.00           0.00           0.00
                                     -------         -------        -------        -------        -------        -------
Total distributions                     0.00           (1.34)         (0.93)         (1.35)         (1.45)         (0.27)
                                     -------         -------        -------        -------        -------        -------
Net asset value, end of period        $11.99          $13.30         $14.30         $13.28         $11.85         $13.51
                                     =======         =======        =======        =======        =======        =======
TOTAL RETURN(2)                       (9.85%)          2.29%         15.76%         24.10%         (2.52%)        28.66%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)                         $27,982         $30,480        $39,975        $34,302        $22,449        $21,855
Ratio of expenses to average net
  assets before waivers and
  reimbursements                       1.43%(3)        1.41%          1.42%          1.48%          1.52%          1.59%
Ratio of expenses to average net
  assets after waivers and
  reimbursements                       1.43%(3)        1.41%          1.42%          1.48%          1.52%          1.59%
Ratio of net investment income
  (loss) to average net assets        (0.14%)(3)       0.05%          0.14%          0.32%          0.55%          0.72%
Portfolio turnover rate                  12%            177%           228%           266%           260%            93%

(1) For the two-month period ended October 31, 2001.
(2) These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions, without adjustment for sales charge.
(3) Annualized.

 62                                                    THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD VALUE OPPORTUNITIES FUND -- CLASS M

The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Because no Class B shares were outstanding as of the date of this prospectus, the table presents performance information about the currently outstanding Class M shares of the fund (formerly Class B shares of Fortis Value Fund). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                                             YEAR ENDED AUGUST 31
                                  PERIOD ENDED:    ------------------------------------------------------------------------
                                  10/31/2001(1)        2001           2000           1999           1998           1997
CLASS M - PERIOD ENDED:           --------------   ------------   ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period                              $12.85          $13.94         $13.06         $11.71         $13.39         $10.70
Income from Investment
  Operations:
Net investment income (loss)           (0.02)          (0.07)         (0.08)         (0.08)         (0.02)         (0.01)
Net realized and unrealized gain
  (loss) on investments                (1.26)           0.30           1.89           2.73          (0.30)          2.94
                                     -------         -------        -------        -------        -------        -------
Total from investment operations       (1.28)           0.23           1.81           2.65          (0.32)          2.93
Less distributions:
  Dividends from net investment
    income                              0.00            0.00           0.00           0.00           0.00          (0.03)
  Distributions from capital
    gains                               0.00           (1.32)         (0.93)         (1.30)         (1.36)         (0.21)
  Return of capital                     0.00            0.00           0.00           0.00           0.00           0.00
                                     -------         -------        -------        -------        -------        -------
Total distributions                     0.00           (1.32)         (0.93)         (1.30)         (1.36)         (0.24)
                                     -------         -------        -------        -------        -------        -------
Net asset value, end of period        $11.57          $12.85         $13.94         $13.06         $11.71         $13.39
                                     =======         =======        =======        =======        =======        =======
TOTAL RETURN(2)                       (9.96%)          1.53%         14.90%         23.20%         (3.33%)        27.75%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)                          $8,700          $9,668         $7,633         $6,662         $4,794         $2,480
Ratio of expenses to average net
  assets before waivers and
  Reimbursements                       2.18%(3)        2.16%          2.17%          2.23%          2.27%          2.34%
Ratio of expenses to average net
  assets after waivers and
  reimbursements                       2.18%(3)        2.16%          2.17%          2.23%          2.27%          2.34%
Ratio of net investment income
  (loss) to average net assets        (0.89%)(3)      (0.70%)        (0.61%)        (0.43%)        (0.20%)        (0.04%)
Portfolio turnover rate                  12%            177%           228%           266%           260%            93%

(1) For the two-month period ended October 31, 2001.
(2) These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions, without adjustment for sales charge.
(3) Annualized.

THE HARTFORD MUTUAL FUNDS                                                     63

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD VALUE OPPORTUNITIES FUND -- CLASS N

The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Because no Class C shares were outstanding as of the date of this prospectus, the table presents performance information about the currently outstanding Class N shares of the fund (formerly Class C shares of Fortis Value Fund). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                                             YEAR ENDED AUGUST 31
                                  PERIOD ENDED:    ------------------------------------------------------------------------
                                  10/31/2001(1)        2001           2000           1999           1998           1997
CLASS N - PERIOD ENDED:           --------------   ------------   ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period                              $12.86          $13.95         $13.07         $11.72         $13.39         $10.70
Income from Investment
  Operations:
Net investment income (loss)           (0.03)          (0.07)         (0.08)         (0.08)         (0.01)         (0.01)
Net realized and unrealized gain
  (loss) on investments                (1.26)           0.30           1.89           2.73          (0.30)          2.94
                                     -------         -------        -------        -------        -------        -------
Total from investment operations       (1.29)           0.23           1.81           2.65          (0.31)          2.93
Less distributions:
  Dividends from net investment
    income                              0.00            0.00           0.00           0.00           0.00          (0.03)
  Distributions from capital
    gains                               0.00           (1.32)         (0.93)         (1.30)         (1.36)         (0.21)
  Return of capital                     0.00            0.00           0.00           0.00           0.00           0.00
                                     -------         -------        -------        -------        -------        -------
Total distributions                     0.00           (1.32)         (0.93)         (1.30)         (1.36)         (0.24)
                                     -------         -------        -------        -------        -------        -------
Net asset value, end of period        $11.57          $12.86         $13.95         $13.07         $11.72         $13.39
                                     =======         =======        =======        =======        =======        =======
TOTAL RETURN(2)                      (10.03%)          1.53%         14.90%         23.18%         (3.24%)        27.75%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)                          $2,636          $2,935         $2,662         $2,486         $1,991         $1,002
Ratio of expenses to average net
  assets before waivers and
  Reimbursements                       2.18%(3)        2.16%          2.17%          2.23%          2.27%          2.34%
Ratio of expenses to average net
  assets after waivers and
  reimbursements                       2.18%(3)        2.16%          2.17%          2.23%          2.27%          2.34%
Ratio of net investment income
  (loss) to average net assets        (0.89%)(3)      (0.70%)        (0.61%)        (0.43%)        (0.20%)        (0.04%)
Portfolio turnover rate                  12%            177%           228%           266%           260%            93%

(1) For the two-month period ended October 31, 2001.
(2) These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions, without adjustment for sales charge.
(3) Annualized.

 64                                                    THE HARTFORD MUTUAL FUNDS

                        PRIVACY POLICY AND PRACTICES OF
                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                       AND ITS AFFILIATES (THE HARTFORD)

             Applicable to The Hartford's United States Operations

WE AT THE HARTFORD value your trust and are committed to the responsible management, use, and protection of personal information. When we refer to "you" we mean those individuals who have provided us with personal information in conjunction with inquiring about, applying for, or obtaining, a financial product or service from The Hartford to be used primarily for personal, family or household purposes. All financial service companies collect a certain amount of personal information to service customers and administer business. This notice describes our policy regarding the collection, disclosure, and protection of personal information.

PERSONAL INFORMATION, as used in this notice, means information that identifies an individual personally and is not otherwise available to the public. It includes PERSONAL FINANCIAL INFORMATION such as credit history, income, financial benefits, policy or claim information. It also includes PERSONAL HEALTH INFORMATION such as individual medical records or information about an illness, disability or injury.

We collect personal information to service your transactions with us and to support our business operations. We may obtain personal information directly from you, from your transactions with us, and from third parties such as a consumer reporting agency. Depending on the type of product or service you apply for or obtain from us, personal information such as name, address, income, payment history or credit history may be gathered from sources such as applications, transactions and consumer reports.

To serve you and administer our business, we may share certain personal financial information, only as permitted by law, with affiliates, such as our insurance companies, our banks, our employee agents, our brokerage firms, and our administrators.

We may also share personal information, only as permitted by law, with unaffiliated third parties, including independent agents, brokerage firms, insurance companies, administrators and service providers who help us serve you and administer our business. In addition, as permitted by law, we may share certain personal financial information with other unaffiliated third parties who assist us by performing services or functions, such as conducting surveys, marketing our products or services, or offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your personal information with anyone for purposes unrelated to The Hartford's business operations without offering you the opportunity to "opt-out" or "opt-in" as required by law.

We only disclose personal health information with your proper written authorization or as otherwise permitted or required by law.

Our employees have access to personal information in the course of doing their jobs, which includes underwriting policies, paying claims, developing new products or advising customers of our products and services.

We use manual and electronic security procedures to maintain the confidentiality and integrity of personal information in our possession and guard against its unauthorized access. Some techniques we employ to protect information include secured files, user authentication, encryption, firewall technology and the use of detection software.

We are responsible for identifying information that must be protected, providing an adequate level of protection for that data and granting access to protected data only to individuals who must use it in the performance of their job-related duties. Employees who violate our Privacy Policy will be subject to disciplinary action, which may include termination.

THE HARTFORD MUTUAL FUNDS                                                     65

                        PRIVACY POLICY AND PRACTICES OF
                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                 AND ITS AFFILIATES (THE HARTFORD) (CONTINUED)

At the inception of our business relationship and annually after that, we will provide a copy of our current Privacy Policy to those individuals who have obtained our products or services and maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding personal information even when a business relationship no longer exists between us.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford:

First State Insurance Company; Hart Life Insurance Company; Hartford Accident & Indemnity Company; The Hartford Bank FSB; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services Company; Hartford Life & Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Lloyd's Insurance Company; Hartford Securities Distribution Company, Inc.; Hartford Specialty Company; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; International Corporate Marketing Group, Inc.; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Trumbull Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; Pacific Insurance Company, Limited; Planco Financial Services, Inc.; Property & Casualty Ins. Co. of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.

 66                                                    THE HARTFORD MUTUAL FUNDS

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Two documents are available that offer further information on The Hartford Mutual Funds:

 ANNUAL/SEMIANNUAL REPORT
 TO SHAREHOLDERS

Additional information about each fund is contained in the financial statements and portfolio holdings in the fund's annual and semi-annual reports. In the fund's annual report you will also find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as the auditor's report.

 STATEMENT OF ADDITIONAL INFORMATION
 (SAI)

The SAI contains more detailed information on all aspects of the funds.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report for a fund and/or the SAI or for shareholder inquiries or other information about the funds, please contact the funds at:

 BY MAIL:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

 BY PHONE:

1-888-843-7824

 ON THE INTERNET:

www.hartfordinvestor.com

Or you may view or obtain these documents from the SEC:

 IN PERSON:

at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

 BY MAIL:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

 ON THE INTERNET OR BY E-MAIL:

Internet:  www.sec.gov

E-Mail:  publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBERS:
The Hartford Mutual Funds, Inc.  811-07589
Hartford-Fortis Series Fund, Inc.  811-00558

                                   PROSPECTUS
                                   FEBRUARY 19, 2002
                                   (as supplemented March 7, 2002)



                    The Hartford
                    Fixed Income Funds

                              --------------------------------------------------

                              Bond Income Strategy Fund
                              High Yield Fund
                              Money Market Fund
                              Tax-Free Minnesota Fund
                              Tax-Free National Fund
                              U.S. Government Securities Fund


          [The Hartford LOGO]

MFFISF-2-02

                           THE HARTFORD MUTUAL FUNDS

                                   CLASS A, CLASS B AND CLASS C SHARES

                                   PROSPECTUS
                                   FEBRUARY 19, 2002
                                   (AS SUPPLEMENTED MARCH 7, 2002)


AS WITH ALL MUTUAL FUNDS, THE
SECURITIES AND EXCHANGE COMMISSION                THE HARTFORD FIXED INCOME FUNDS
HAS NOT APPROVED OR DISAPPROVED                   THE HARTFORD BOND INCOME STRATEGY FUND
THESE SECURITIES OR PASSED UPON                   THE HARTFORD HIGH YIELD FUND
THE ADEQUACY OF THIS PROSPECTUS.                  THE HARTFORD MONEY MARKET FUND
ANY REPRESENTATION TO THE CONTRARY                THE HARTFORD TAX-FREE MINNESOTA FUND
IS A CRIMINAL OFFENSE.                            THE HARTFORD TAX-FREE NATIONAL FUND
                                                  THE HARTFORD U.S. GOVERNMENT SECURITIES FUND

                                   THE HARTFORD MUTUAL FUNDS
                                   P.O. BOX 64387
                                   ST. PAUL, MN 55164-0387

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

INTRODUCTION
--------------------------------------------------------------------------------

Each fund described in this prospectus has its own investment strategy and risk/reward profile. This prospectus relates to the Class A, B and C shares of the funds.

Each fund is a diversified fund.

Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund are series of Hartford-Fortis Series Fund, Inc. All other funds are series of The Hartford Mutual Funds, Inc.

Information on each fund can be found on the pages following this introduction.

The investment manager to each fund is Hartford Investment Financial Services, LLC ("HIFSCO"). The day-to-day portfolio management of the funds is provided by an investment sub-adviser, Hartford Investment Management Company ("HIMCO(R)"). Information regarding HIFSCO and HIMCO is included under the section entitled "Management of the Funds" in this prospectus.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosures carefully before investing.

CONTENTS
--------------------------------------------------------------------------------

A summary of each fund's goals,               The Hartford Bond Income Strategy Fund                     2
strategies, risks, performance and            The Hartford High Yield Fund                               6
expenses                                      The Hartford Money Market Fund                             9
                                              The Hartford Tax-Free Minnesota Fund                      12
                                              The Hartford Tax-Free National Fund                       16
                                              The Hartford U.S. Government Securities Fund              20

Description of other investment               Investment strategies and investment matters              24
strategies and investment risks

Investment manager and management             Management of the funds                                   27
fee information

Information on your                           About your account                                        29
account                                       Choosing a share class                                    29
                                              How sales charges are calculated                          29
                                              Sales charge reductions and waivers                       30
                                              Opening an account                                        32
                                              Buying shares                                             33
                                              Selling shares                                            35
                                              Transaction policies                                      39
                                              Dividends and account policies                            41
                                              Additional investor services                              42

Further information on the funds              Financial highlights                                      44
                                              Privacy policy                                            62
                                              For more information                              back cover

THE HARTFORD MUTUAL FUNDS                                                      1

THE HARTFORD BOND INCOME STRATEGY FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Bond Income Strategy Fund seeks a high level of current income, consistent with a competitive total return, as compared to bond funds with similar investment objectives and policies, by investing primarily in debt securities.

INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in bonds. Bonds in which the fund invests include (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed and mortgage-related securities; and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers. The fund normally invests at least 70% of its portfolio in investment grade debt securities. The fund may invest up to 30% of its total assets in securities rated in the highest category of below investment grade bonds (securities rated "Ba" by Moody's or "BB" by S&P) or securities which, if unrated, are determined by HIMCO to be of comparable quality. Securities rated below investment grade are commonly referred to as "junk bonds".

The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. Although the fund does not have a maximum maturity term restriction, the fund tends to have an average maturity within the intermediate-term range, which is typically defined as between approximately 5 to 10 years. The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in debt securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

HIMCO uses what is sometimes referred to as a top-down analysis to determine which industries may benefit from current and future changes in the economy. HIMCO then selects individual securities from selected industries that, from a yield perspective, appear to be attractive. HIMCO assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

 2                                                     THE HARTFORD MUTUAL FUNDS

                                          THE HARTFORD BOND INCOME STRATEGY FUND
--------------------------------------------------------------------------------

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and increase your taxable distributions.

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower. The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

 CLASS A TOTAL RETURNS
 BY CALENDAR YEAR
 (EXCLUDES SALES CHARGES)
[Chart]

                                                                         CLASS A TOTAL RETURNS
                                                                         ---------------------
97                                                                               10.80
98                                                                                7.48
99                                                                               -2.71
00                                                                               11.26
01                                                                                7.73

 During the periods shown in the bar chart, the highest quarterly return was 4.10% (4th quarter, 2000) and the lowest quarterly return was -1.52% (2nd quarter, 1997)

THE HARTFORD MUTUAL FUNDS                                                      3

                                          THE HARTFORD BOND INCOME STRATEGY FUND
--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2000
 (INCLUDES SALES CHARGES)

                                                                                  LIFE OF FUND
                                                              1 YEAR   5 YEARS   (SINCE 7/22/96)
   Class A Return Before Taxes                                2.88%     5.81%         6.40%
   Class A Return After Taxes on Distributions                0.84%     3.53%         4.07%
   Class A Return After Taxes on Distributions and Sale of
   Fund Shares                                                1.85%     3.55%         4.01%
   Class B Return Before Taxes                                2.00%     5.88%         6.41%
   Class C Return Before Taxes(1)                             4.86%     5.66%         6.34%
   Lehman Brothers Government/Corporate Bond Index (reflects
   no deduction for fees, expenses or taxes)                  8.50%     7.37%         7.68%(2)
   Lehman Brothers U.S. Aggregate Bond Index (reflects no
   deduction for fees, expenses or taxes)                     8.44%     7.43%         7.73%(2)

INDICES: The Lehman Brothers Government/Corporate Bond Index is a broad based unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgaged-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt. The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. The fund has changed its benchmark from the Lehman Brothers Government/ Corporate Bond Index to the Lehman Brothers U.S. Aggregate Bond Index because the Lehman Brothers U.S. Aggregate Bond Index is better suited for the investment strategy of the fund.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.

(2) Return is from 7/31/1996 - 12/31/2001.

 4                                                     THE HARTFORD MUTUAL FUNDS

                                          THE HARTFORD BOND INCOME STRATEGY FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price
   (load)                                                     4.50%      5.00%      2.00%
   Maximum load imposed on purchases as a percentage of
   offering price                                             4.50%       None      1.00%
   Maximum deferred sales charge (load) (as a percentage of
   redemption proceeds)                                        None(1)   5.00%      1.00%
   Exchange fees                                               None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                            0.65%      0.65%      0.65%
   Distribution and service (12b-1) fees(2)                   0.35%      1.00%      1.00%
   Other expenses                                             0.35%      0.35%      0.28%
   Total annual operating expenses                            1.35%      2.00%      1.93%
   Fee waiver                                                 0.10%      0.05%
   Net expenses(2)(3)(4)                                      1.25%      1.95%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.

(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee to 0.30% through at least February 28, 2003. This waiver may be discontinued at any time thereafter.

(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.25%, 1.95% and 1.95%, respectively, through at least February 28, 2003. This policy may be discontinued at any time thereafter.

(4) Expense information in the table has been restated to reflect current fees.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                      CLASS A    CLASS B    CLASS C
   Year 1                                                       $  572     $  700     $  396
   Year 3                                                       $  851     $  928     $  705
   Year 5                                                       $1,151     $1,283     $1,140
   Year 10                                                      $2,000     $2,341     $2,347

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                   CLASS A    CLASS B    CLASS C
   Year 1                                                       $  572     $  200     $  296
   Year 3                                                       $  851     $  628     $  705
   Year 5                                                       $1,151     $1,083     $1,140
   Year 10                                                      $2,000     $2,341     $2,347

THE HARTFORD MUTUAL FUNDS                                                      5

THE HARTFORD HIGH YIELD FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford High Yield Fund seeks high current income by investing in non-investment grade debt securities. Growth of capital is a secondary objective.

INVESTMENT STRATEGY. The fund normally invests at least 80%, and may invest up to 100%, of its assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's Investors Service, Inc. ("Moody's") or "BB" or lower by Standard and Poor's Corporation ("S&P"), or securities which, if unrated, are determined by HIMCO to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds". The fund will invest no more than 10% of its total assets in securities rated below "B3" by Moody's or "B-" by S&P, or, if unrated, determined to be of comparable quality by HIMCO. The fund may invest in bonds of any maturity although the fund tends to have an average maturity within the intermediate-term range, which is typically defined as between approximately 5 to 10 years.

The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

To achieve its goal of high current income, HIMCO uses what is sometimes referred to as a top-down analysis to determine which industries may benefit from current and future changes in the economy. HIMCO then selects individual securities within selected industries that appear from a yield perspective to be attractive. HIMCO assesses such factors as the company's business environment, balance sheet, income statement, anticipated earnings and management team.

The fund seeks its secondary goal of capital growth, when consistent with its primary objective of high current income, by investing in securities that HIMCO expects to appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain industries or investments don't perform as HIMCO expects, the fund could underperform its peers or lose money.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

In some circumstances the fund's investments could become harder to value.

 6                                                     THE HARTFORD MUTUAL FUNDS

                                                    THE HARTFORD HIGH YIELD FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

 CLASS A TOTAL RETURNS
 BY CALENDAR YEAR
 (EXCLUDES SALES CHARGES)
[Chart]

                                                                         CLASS A TOTAL RETURNS
                                                                         ---------------------
99                                                                               3.47
00                                                                               0.62
01                                                                               2.89

 During the periods shown in the bar chart, the highest quarterly return was 6.12% (4th quarter, 2001) and the lowest quarterly return was -3.95% (2nd quarter, 2001)

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2001
 (INCLUDES SALES CHARGES)

                                                                          LIFE OF FUND
                                                              1 YEAR    (SINCE 09/30/98)
   Class A Return Before Taxes                                 (1.74%)        1.72%
   Class A Return After Taxes on Distributions                 (4.97%)       (1.47%)
   Class A Return After Taxes on Distributions and Sale of
   Fund Shares                                                 (1.03%)       (0.19%)
   Class B Return Before Taxes                                 (2.93%)        1.53%
   Class C Return Before Taxes                                  0.21%         2.16%
   Lehman Brothers High Yield Corporate Index (reflects no
   deduction for fees, expenses or taxes)                       5.28%         1.11%

INDEX: The Lehman Brothers High Yield Corporate Index is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the SEC.

THE HARTFORD MUTUAL FUNDS                                                      7

                                                    THE HARTFORD HIGH YIELD FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price
   (load)                                                      4.50%      5.00%      2.00%
   Maximum load imposed on purchases as a percentage of
   offering price                                              4.50%       None      1.00%
   Maximum deferred sales charge (load) (as a percentage of
   redemption proceeds)                                         None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.75%      0.75%      0.75%
   Distribution and service (12b-1) fees(2)                    0.35%      1.00%      1.00%
   Other expenses                                              0.34%      0.36%      0.29%
   Total annual operating expenses                             1.44%      2.11%      2.04%
   Fee waiver                                                  0.05%      0.01%
   Net expenses(2)(3)(4)                                       1.39%      2.10%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.

(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee to 0.30% through at least February 28, 2003. This waiver may be discontinued at any time thereafter.

(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.40%, 2.10% and 2.10%, respectively, through at least February 28, 2003. This policy may be discontinued at any time thereafter.

(4) Expense information in the table has been restated to reflect current fees.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                      CLASS A    CLASS B    CLASS C
   Year 1                                                       $  586     $  715     $  407
   Year 3                                                       $  883     $  966     $  739
   Year 5                                                       $1,202     $1,344     $1,197
   Year 10                                                      $2,101     $2,460     $2,463

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                   CLASS A    CLASS B    CLASS C
   Year 1                                                       $  586     $  215     $  307
   Year 3                                                       $  883     $  666     $  739
   Year 5                                                       $1,202     $1,144     $1,197
   Year 10                                                      $2,101     $2,460     $2,463

 8                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Money Market Fund seeks maximum current income consistent with liquidity and preservation of capital.

INVESTMENT STRATEGY. The fund seeks to maintain a stable share price of $1.00. The fund focuses on specific short-term U.S. dollar denominated money market instruments which are rated in the first two investment tiers by at least one nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality by HIMCO. Money market instruments include (1) banker's acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements.

The fund purchases securities which HIMCO believes offer attractive returns relative to the risks undertaken. In addition, HIMCO adjusts the average maturity of the portfolio in anticipation of interest rate changes.

--------------------------------------------------------------------------------

MAIN RISKS. The primary risks of this fund are interest rate risk, credit risk, income risk and manager risk.

A rise in interest rates could cause a fall in the values of the fund's securities.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Manager risk refers to the risk that if HIMCO does not effectively implement the fund's investment goal and style, the fund could underperform its peers.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, there is a risk that the fund's share price could fall below $1.00, which would make your shares worth less than what you paid for them.

THE HARTFORD MUTUAL FUNDS                                                      9

                                                  THE HARTFORD MONEY MARKET FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

 CLASS A TOTAL RETURNS
 BY CALENDAR YEAR
 (EXCLUDES SALES CHARGES)
[chart]

                                                                         CLASS A TOTAL RETURNS
                                                                         ---------------------
97                                                                               4.73
98                                                                               4.69
99                                                                               4.32
00                                                                               5.33
01                                                                               3.29

 During the periods shown in the bar chart, the highest quarterly return was 1.43% (4th quarter, 2000) and the lowest quarterly return was 0.40% (4th quarter, 2001)

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2001
 (INCLUDES SALES CHARGES)

                                            LIFE OF
                                            FUND(1)
                                             (SINCE
                        1 YEAR    5 YEARS   7/22/96)
   Class A                3.29%    4.51%     4.51%
   Class B               (2.42%)     N/A     3.35%
   Class C(2)             0.55%      N/A     3.51%
   60-Day Treasury
   Bill Index             3.50%    4.87%     4.89%(3)

INDEX: 60-Day Treasury Bill Index, an unmanaged index of short-term treasury bills.

Please call 1-888-843-7824 for the fund's most recent current and effective yield information.

(1) Class B and Class C performance information is based on the inception date of Class B shares, August 22, 1997.

(2) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.

(3) Return is from 7/31/1996 - 12/31/2001.

 10                                                    THE HARTFORD MUTUAL FUNDS

                                                  THE HARTFORD MONEY MARKET FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price
   (load)                                                       None      5.00%      2.00%
   Maximum load imposed on purchases as a percentage of
   offering price                                               None       None      1.00%
   Maximum deferred sales charge (load) (as a percentage of
   redemption proceeds)                                         None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.50%      0.50%      0.50%
   Distribution and service (12b-1) fees(2)                    0.35%      1.00%      1.00%
   Other expenses                                              0.34%      0.36%      0.28%
   Total annual operating expenses                             1.19%      1.86%      1.78%
   Fee waiver                                                  0.19%      0.16%      0.08%
   Net expenses(2)(3)(4)                                       1.00%      1.70%      1.70%

(1) A contingent deferred sales charge of 1.00% may apply only on certain redemptions of Class A shares that were purchased without a front-end sales charge.

(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee to 0.30% through at least February 28, 2003. This waiver may be discontinued at any time thereafter.

(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.00%, 1.70% and 1.70%, respectively, through at least February 28, 2003. This policy may be discontinued at any time thereafter.

(4) Expense information in the table has been restated to reflect current fees.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                    CLASS A    CLASS B    CLASS C
   Year 1                                                     $  103     $  674     $  373
   Year 3                                                     $  361     $  874     $  651
   Year 5                                                     $  639     $1,199     $1,055
   Year 10                                                    $1,433     $2,182     $2,181

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                 CLASS A    CLASS B    CLASS C
   Year 1                                                     $  103     $  174     $  273
   Year 3                                                     $  361     $  574     $  651
   Year 5                                                     $  639     $  999     $1,055
   Year 10                                                    $1,433     $2,182     $2,181

THE HARTFORD MUTUAL FUNDS                                                     11

THE HARTFORD TAX-FREE MINNESOTA FUND
--------------------------------------------------------------------------------

THIS FUND IS INTENDED FOR MINNESOTA RESIDENTS ONLY. PLEASE CONSULT WITH YOUR FINANCIAL REPRESENTATIVE OR TAX ADVISER BEFORE INVESTING IN THIS FUND.

INVESTMENT GOAL. The Hartford Tax-Free Minnesota Fund seeks to maximize total return, to be derived primarily from current income exempt from both federal and Minnesota income tax (at a level consistent with prudent investment risk) and from change in the market value of the securities held by the fund.

INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal and Minnesota state income tax. The fund invests at least 80% of its assets in securities that generate interest that is not includable in federal gross income or in taxable net income of individuals, estates, and trusts for Minnesota income tax purposes and is not an item of tax preference for purposes of the federal or State of Minnesota alternative minimum tax.

The fund primarily invests in tax exempt obligations issued by the State of Minnesota, its agencies, instrumentalities and political subdivisions. At least 90% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest grades assigned by Moody's ("Aaa", "Aa", "A" or "Baa") or S&P ("AAA", "AA", "A", "BBB") or will be unrated securities which are judged by HIMCO to be of comparable quality to securities rated within these four highest grades. Although the fund does not have a maximum maturity term restriction, the fund tends to have an average maturity within the range represented by the Lehman Brothers Municipal Bond Index. As of December 31, 2001 this range was between 7 and 15 years.

The overall investment approach of HIMCO emphasizes security selection and maturity management and seeks a portfolio which is diversified by industry. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize fund performance.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund invests primarily in municipal securities issued by the State of Minnesota and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.

 12                                                    THE HARTFORD MUTUAL FUNDS

                                            THE HARTFORD TAX-FREE MINNESOTA FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower. Because Class A, B and C shares have not been offered prior to the date of this prospectus, performance history is based upon that of the fund's Class E, M and N shares, respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund's Class A, B and C shares would have been substantially similar to those of the fund's Class E, M and N shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C shares are higher than for the Class E, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

 CLASS A TOTAL RETURNS BY
 CALENDAR YEAR(1)
 (EXCLUDES SALES CHARGES)

[chart]

                                                                         CLASS A TOTAL RETURNS
                                                                         ---------------------
92                                                                                8.74
93                                                                               11.52
94                                                                               -4.25
95                                                                               14.09
96                                                                                2.99
97                                                                                7.76
98                                                                                5.76
99                                                                               -2.57
00                                                                               10.54
01                                                                                3.69

 During the periods shown in the bar chart, the highest quarterly return was 5.67% (1st quarter, 1995) and the lowest quarterly return was -4.99% (1st quarter, 1994)

(1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class E shares, which have different operating expenses.

THE HARTFORD MUTUAL FUNDS                                                     13

                                            THE HARTFORD TAX-FREE MINNESOTA FUND
--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2001
 (INCLUDES SALES CHARGES)

                                                         1 YEAR     5 YEARS    10 YEARS    SINCE INCEPTION
   Class A Return Before Taxes(1)                         (0.97%)    3.96%      5.19%             N/A
   Class A Return After Taxes on Distributions(1)         (0.97%)    3.89%      5.14%             N/A
   Class A Return After Taxes on Distributions and Sale
   of Fund Shares(1)                                      (0.97%)    3.16%      4.19%             N/A
   Class B Return Before Taxes(1)                         (2.45%)    3.48%        N/A           4.21%(2)
   Class C Return Before Taxes(1)                          1.69%     3.89%        N/A           5.22%(2)
   Lehman Brothers Municipal Bond Index (reflects no
   deduction for fees, expenses or taxes)                  5.13%     5.98%      6.63%           6.84%(3)

INDEX: The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years.

(1) Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class E, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.

(2) Class B and Class C performance information is based on the inception date of Class M and Class N shares, 11/14/94.

(3) Return is from 11/30/1994 - 12/31/2001.

 14                                                    THE HARTFORD MUTUAL FUNDS

                                            THE HARTFORD TAX-FREE MINNESOTA FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price
   (load)                                                      4.50%      5.00%      2.00%
   Maximum load imposed on purchases as a percentage of
   offering price                                              4.50%       None      1.00%
   Maximum deferred sales charge (load) (as a percentage of
   redemption proceeds)                                       None(1)     5.00%      1.00%
   Exchange fees                                               None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.72%      0.72%      0.72%
   Distribution and service (12b-1) fees(2)                    0.35%      1.00%      1.00%
   Other expenses                                              0.41%      0.42%      0.33%
   Total annual operating expenses                             1.48%      2.14%      2.05%
   Fee waiver                                                  0.33%      0.29%      0.20%
   Net expenses(2)(3)(4)                                       1.15%      1.85%      1.85%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.

(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee to 0.30% through at least February 28, 2003. This waiver may be discontinued at any time thereafter.

(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.15%, 1.85% and 1.85%, respectively, through at least February 28, 2003. This policy may be discontinued at any time thereafter.

(4) Expense information in the table has been restated to reflect current fees.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                    CLASS A    CLASS B    CLASS C
   Year 1                                                     $  661     $  688     $  386
   Year 3                                                     $  963     $  943     $  718
   Year 5                                                     $1,288     $1,328     $1,178
   Year 10                                                    $2,218     $2,308     $2,460

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                 CLASS A    CLASS B    CLASS C
   Year 1                                                     $  661     $  188     $  286
   Year 3                                                     $  963     $  643     $  718
   Year 5                                                     $1,288     $1,128     $1,178
   Year 10                                                    $2,218     $2,308     $2,460

THE HARTFORD MUTUAL FUNDS                                                     15

THE HARTFORD TAX-FREE NATIONAL FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Tax-Free National Fund seeks to maximize total return, to be derived primarily from current income exempt from federal income tax (at a level consistent with prudent investment risk) and from change in the market value of the securities held by the fund.

INVESTMENT STRATEGY. The fund pursues its objective by primarily investing in securities that pay interest that is exempt from federal income tax. The fund invests at least 80% of its assets in securities that generate interest that is not includable in gross income for federal income tax purposes and is not an item of tax preference for purposes of the federal alternative minimum tax.

The fund primarily invests in tax-exempt obligations issued by states, territories, and possessions of the United States, and their political subdivisions, agencies and instrumentalities. At least 90% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest grades assigned by either Moody's ("Aaa", "Aa", "A" or "Baa") or S&P ("AAA", "AA", "A", "BBB") or will be unrated securities which are judged by HIMCO to be of comparable quality to securities rated within the four highest grades. Although the fund does not have a maximum maturity term restriction, the fund tends to have an average maturity within the range represented by the Lehman Brothers Municipal Bond Index. As of December 31, 2001 this range was between 7 and 15 years.

The overall investment approach of HIMCO emphasizes security selection and maturity management and seeks a portfolio which is diversified by industry and geographically. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize fund performance.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

State or local political or economic conditions and developments can adversely affect the obligations issued by state and local governments. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.

 16                                                    THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD TAX-FREE NATIONAL FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower. Because Class A, B and C shares have not been offered prior to the date of this prospectus, performance history is based upon that of the fund's Class E, M and N shares, respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund's Class A, B and C shares would have been substantially similar to those of the fund's Class E, M and N shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C shares are higher than for the Class E, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

 CLASS A TOTAL RETURNS
 BY CALENDAR YEAR(1)
 (EXCLUDES SALES CHARGES)
[Chart]

                                                                         CLASS A TOTAL RETURNS
                                                                         ---------------------
92                                                                                8.88
93                                                                               12.31
94                                                                               -5.17
95                                                                               15.86
96                                                                                3.17
97                                                                                8.73
98                                                                                5.23
99                                                                               -3.66
00                                                                                9.96
01                                                                                3.11

 During the periods shown in the bar chart, the highest quarterly return was 6.23% (1st quarter, 1995) and the lowest quarterly return was -5.32% (1st quarter, 1994)

(1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class E shares, which have different operating expenses.

THE HARTFORD MUTUAL FUNDS                                                     17

                                             THE HARTFORD TAX-FREE NATIONAL FUND
--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2001
 (INCLUDES SALES CHARGES)

                                                            1 YEAR    5 YEARS   10 YEARS   SINCE INCEPTION
   Class A Return Before Taxes(1)                            (1.53%)    3.91%     5.32%           N/A
   Class A Return After Taxes on Distributions(1)            (1.64%)    3.83%     5.27%           N/A
   Class A Return After Taxes on Distributions and Sale of
   Fund Shares(1)                                             1.31%     3.11%     4.30%           N/A
   Class B Return Before Taxes(1)                            (2.83%)    3.46%       N/A         5.42%(2)
   Class C Return Before Taxes(1)                             1.27%     3.86%       N/A         5.55%(2)
   Lehman Brothers Municipal Bond Index (reflects no
   deduction for fees, expenses or taxes)                     5.13%     5.98%     6.63%         6.84%(3)

INDEX: The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years.

(1) Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class E, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.

(2) Class B and Class C performance information is based on the inception date of Class M and Class N shares, 11/14/94.

(3) Return is from 11/30/1994 - 12/31/2001.

 18                                                    THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD TAX-FREE NATIONAL FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price
   (load)                                                      4.50%      5.00%      2.00%
   Maximum load imposed on purchases as a percentage of
   offering price                                              4.50%       None      1.00%
   Maximum deferred sales charge (load) (as a percentage of
   redemption proceeds)                                         None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.79%      0.79%      0.79%
   Distribution and service (12b-1) fees(2)                    0.35%      1.00%      1.00%
   Other expenses                                              0.45%      0.46%      0.37%
   Total annual operating expenses                             1.59%      2.25%      2.16%
   Fee waiver                                                  0.44%      0.40%      0.31%
   Net expenses(2)(3)(4)                                       1.15%      1.85%      1.85%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.

(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee to 0.30% through at least February 28, 2003. This waiver may be discontinued at any time thereafter.

(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.15%, 1.85% and 1.85%, respectively, through at least February 28, 2003. This policy may be discontinued at any time thereafter.

(4) Expense information in the table has been restated to reflect current fees.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                    CLASS A    CLASS B    CLASS C
   Year 1                                                     $  661     $  688     $  386
   Year 3                                                     $  985     $  967     $  741
   Year 5                                                     $1,335     $1,376     $1,225
   Year 10                                                    $2,334     $2,426     $2,576

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                 CLASS A    CLASS B    CLASS C
   Year 1                                                     $  661     $  188     $  286
   Year 3                                                     $  985     $  667     $  741
   Year 5                                                     $1,335     $1,176     $1,225
   Year 10                                                    $2,334     $2,426     $2,576

THE HARTFORD MUTUAL FUNDS                                                     19

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford U.S. Government Securities Fund seeks to maximize total return while providing shareholders with a level of current income consistent with prudent investment risk.

INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 80% of its assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The fund invests both in U.S. Treasury obligations and in obligations of U.S. Government agencies and instrumentalities. The fund may invest a significant portion of its assets in mortgage-backed securities issued by U.S. Government agencies. The fund may also invest in asset-backed and commercial mortgage-backed securities issued by private entities.

To achieve its goal of current income consistent with prudent investment risk, the fund selects securities that appear from a yield perspective to be attractive. In attempting to maximize total return, the fund also seeks to invest in securities that HIMCO expects to appreciate in value. The fund tends to focus on bonds with an average life of between one and ten years.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

 20                                                    THE HARTFORD MUTUAL FUNDS

                                    THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower. Because Class A, B and C shares have not been offered prior to the date of this prospectus, performance history is based upon that of the fund's Class E, M and N shares, respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund's Class A, B and C shares would have been substantially similar to those of the fund's Class E, M and N shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C shares are higher than for the Class E, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

 CLASS A TOTAL RETURNS
 BY CALENDAR YEAR(1)
 (EXCLUDES SALES CHARGES)
[CHART]

                                                                         CLASS A TOTAL RETURNS
                                                                         ---------------------
92                                                                                5.59
93                                                                                8.31
94                                                                               -5.64
95                                                                               15.97
96                                                                                3.36
97                                                                                8.92
98                                                                                8.52
99                                                                               -1.99
00                                                                               11.50
01                                                                                7.49

 During the periods shown in the bar chart, the highest quarterly return was 5.19% (3rd quarter, 2001) and the lowest quarterly return was -3.60% (1st quarter, 1994)

(1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class E shares, which have different operating expenses.

THE HARTFORD MUTUAL FUNDS                                                     21

                                    THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2001
 (INCLUDES SALES CHARGES)

                                                             1 YEAR   5 YEARS   10 YEARS    SINCE INCEPTION
   Class A Return Before Taxes(1)                            2.65%     5.79%     5.54%             N/A
   Class A Return After Taxes on Distributions(1)            0.43%     3.42%     2.88%             N/A
   Class A Return After Taxes on Distributions and Sale of
   Fund Shares(1)                                            0.26%     2.77%     2.33%             N/A
   Class B Return Before Taxes(1)                            1.01%     5.30%       N/A           5.26%(2)
   Class C Return Before Taxes(1)                            5.37%     5.74%       N/A           6.46%(2)
   Lehman Brothers Intermediate Government Index (reflects
   no deduction for fees, expenses or taxes)                 8.42%     7.06%     6.65%           7.35%(3)

INDEX: The Lehman Brothers Intermediate Government Index is an unmanaged index of government bonds with maturities of between one and ten years.

(1) Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class E, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.

(2) Class B and Class C performance information is based on the inception date of Class M and Class N shares, 11/14/94.

(3) Return is from 11/30/1994 - 12/31/2001.

 22                                                    THE HARTFORD MUTUAL FUNDS

                                    THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price
   (load)                                                      4.50%      5.00%      2.00%
   Maximum load imposed on purchases as a percentage of
   offering price                                              4.50%       None      1.00%
   Maximum deferred sales charge (load) (as a percentage of
   redemption proceeds)                                         None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.72%      0.72%      0.72%
   Distribution and service (12b-1) fees(2)                    0.35%      1.00%      1.00%
   Other expenses                                              0.36%      0.37%      0.28%
   Total annual operating expenses                             1.43%      2.09%      2.00%
   Fee waiver                                                  0.23%      0.19%      0.10%
   Net expenses(2)(3)(4)                                       1.20%      1.90%      1.90%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.

(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee to 0.30% through at least February 28, 2003. This waiver may be discontinued at any time thereafter.

(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.20%, 1.90% and 1.90%, respectively, through at least February 28, 2003. This policy may be discontinued at any time thereafter.

(4) Expense information in the table has been restated to reflect current fees.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                    CLASS A    CLASS B    CLASS C
   Year 1                                                     $  666     $  693     $  391
   Year 3                                                     $  957     $  937     $  712
   Year 5                                                     $1,271     $1,310     $1,160
   Year 10                                                    $2,166     $2,254     $2,406

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                 CLASS A    CLASS B    CLASS C
   Year 1                                                     $  666     $  193     $  291
   Year 3                                                     $  957     $  637     $  712
   Year 5                                                     $1,271     $1,110     $1,160
   Year 10                                                    $2,166     $2,254     $2,406

THE HARTFORD MUTUAL FUNDS                                                     23

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

 INVESTMENT RISKS GENERALLY

There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

The different types of securities, investments, and investment techniques used by each fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). As described below, an investment in certain of the funds entails special additional risks as a result of their ability to invest a substantial portion of their assets in foreign investments or securities of small capitalization companies.

 USE OF MONEY MARKET INVESTMENTS
 FOR TEMPORARY DEFENSIVE PURPOSES

From time to time, as part of its principal investment strategy, each fund (other than the Money Market Fund) may invest some or all of its assets in high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of upswings and limit its ability to meet its investment objective. For Tax-Free Minnesota Fund and Tax-Free National Fund, being in a defensive position could result in a portion of the funds' regular income distribution being taxable.

 USE OF OPTIONS, FUTURES AND
 OTHER DERIVATIVES

Although not a principal investment strategy, each fund (other than the Money Market Fund) may purchase and sell options, enter into futures contracts or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies or interest rates. These techniques permit a fund to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

These techniques are also used to manage risk by hedging a fund's portfolio investments. Hedging techniques may not always be available to the funds, and it may not always be feasible for a fund to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the manager expected. As a result, the use of these techniques may result in losses to a fund or increase volatility in a fund's performance.

 FOREIGN INVESTMENTS

The funds, other than the Money Market Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund, may invest in securities of foreign issuers and non-dollar securities as part of their principal investment strategy. The Money Market Fund may invest in

 24                                                    THE HARTFORD MUTUAL FUNDS
securities of foreign issuers, but not in non-dollar securities, as part of its principal investment strategy. The U.S. Government Securities Fund may invest in bonds issued or guaranteed by the Canadian government or its agencies, but not as part of its principal investment strategy.

Investments in the securities of foreign issuers or investments in non-dollar securities involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets) and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to execute such transactions. The inability of a fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

 FOREIGN INVESTMENTS AND
 EMERGING MARKETS

Each fund, except Money Market Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund, may invest in foreign investments and emerging markets, but not as a principal investment strategy.

The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.

 SMALL CAPITALIZATION COMPANIES

Bond Income Strategy Fund and High Yield Fund may hold securities of small capitalization companies, but not as a principal investment strategy.

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market

THE HARTFORD MUTUAL FUNDS                                                     25
capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

 ABOUT EACH FUND'S INVESTMENT GOAL

Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal.

 CONSEQUENCES OF PORTFOLIO
 TRADING PRACTICES

Bond Income Strategy Fund is expected to have relatively high portfolio turnover. The other funds may, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses for a fund and higher taxable distributions to the fund's shareholders. The funds are not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.

 TERMS USED IN THIS PROSPECTUS

Equity Securities: Equity securities include common stock, preferred stock, securities convertible into common stock and warrants or rights to acquire common stock.

Foreign Issuers: (1) Companies organized outside the United States, (2) foreign governments and agencies or instrumentalities of foreign governments and (3) issuers whose economic fortunes and risks are primarily linked with markets outside the United States.

Non-Dollar Securities: Securities denominated or quoted in foreign currency or paying income in foreign currency.

Certain funds have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the Investment Company Act of 1940 (the "1940 Act"), each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets in investments of the type suggested by its name. For this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of each of these funds may be changed at any time by a vote of the fund's board of directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a fund of its 80% investment policy.

 ADDITIONAL INVESTMENT STRATEGIES
 AND RISKS

Each fund may invest in various securities and engage in various investment techniques which are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the fund (see back cover for address and phone number).

 26                                                    THE HARTFORD MUTUAL FUNDS

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

 THE INVESTMENT MANAGER

Hartford Investment Financial Services, LLC is the investment manager to each fund. HIFSCO is a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $181.2 billion in assets as of December 31, 2001. At the same time, HIFSCO had over $16 billion in assets under management. HIFSCO is responsible for the management of each fund and supervises the activities of the investment sub-adviser described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

 THE INVESTMENT SUB-ADVISER

The Hartford Investment Management Company ("HIMCO(R)") is the investment sub-adviser to each of the funds. HIMCO is a professional money management firm that provides services to investment companies, employee benefit plans and insurance companies. HIMCO is a wholly-owned subsidiary of The Hartford. As of December 31, 2001 HIMCO and its wholly-owned subsidiary had investment management authority over approximately $75.4 billion in assets. HIMCO is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

 MANAGEMENT FEES

Each fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund's average daily net asset value as follows:

BOND INCOME STRATEGY FUND

NET ASSET VALUE                         ANNUAL RATE
---------------                         -----------
First $500,000,000                         0.65%
Next $500,000,000                          0.55%
Amount Over $1 Billion                     0.50%

HIGH YIELD FUND

NET ASSET VALUE                         ANNUAL RATE
---------------                         -----------
First $500,000,000                         0.75%
Next $500,000,000                          0.65%
Amount Over $1 Billion                     0.60%

MONEY MARKET FUND

NET ASSET VALUE                         ANNUAL RATE
---------------                         -----------
First $500,000,000                         0.50%
Next $500,000,000                          0.45%
Amount Over $1 Billion                     0.40%

TAX-FREE MINNESOTA FUND

NET ASSET VALUE                         ANNUAL RATE
---------------                         -----------
First $50,000,000                          0.72%
Amount Over $50,000,000                    0.70%

TAX-FREE NATIONAL FUND AND U.S. GOVERNMENT SECURITIES FUND

NET ASSET VALUE                         ANNUAL RATE
---------------                         -----------
First $50,000,000                          0.80%
Amount Over $50,000,000                    0.70%

For each fund's fiscal year ended October 31, 2001, the investment management fees paid to HIFSCO, expressed as a percentage of average net assets, were as follows:

FUND NAME                                10/31/2001
---------                                ----------
The Hartford Bond Income Strategy
  Fund                                      0.65%
The Hartford High Yield Fund                0.75%
The Hartford Money Market Fund              0.50%
The Hartford Tax-Free Minnesota
  Fund(1)(2)                                0.72%
The Hartford Tax-Free National
  Fund(1)(2)                                0.79%
The Hartford U.S. Government
  Securities Fund(1)(2)                     0.72%

---------------
(1) Does not include an amount received by the fund's previous investment adviser for the period prior to April 2, 2001.
(2) Annualized.

THE HARTFORD MUTUAL FUNDS                                                     27

 PORTFOLIO MANAGERS OF THE FUNDS

The following persons or teams have had primary responsibility for the day-to-day management of each indicated fund's portfolio since the date stated below.

BOND INCOME STRATEGY FUND Alison D. Granger, Senior Vice President of HIMCO, has served as portfolio manager of the fund since its inception (1996). Ms. Granger joined HIMCO in 1993 and has been an investment professional since 1981.

HIGH YIELD FUND The fund is managed by Alison D. Granger, with Christine Mozonski as associate portfolio manager.

Alison D. Granger, Senior Vice President of HIMCO, has served as portfolio manager of the fund since its inception (1998). Ms. Granger joined HIMCO in 1993 and has been an investment professional since 1981.

Christine Mozonski, Vice President of HIMCO, has served as associate portfolio manager of the fund since July 2000. Ms. Mozonski joined HIMCO in June 1992 and has been an investment professional since that time.

MONEY MARKET FUND William H. Davison, Jr., Senior Vice President of HIMCO, has served as portfolio manager of the fund since its inception (1996). Mr. Davison joined HIMCO in 1990 and has been an investment professional since 1981.

TAX-FREE MINNESOTA FUND Charles Grande has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Grande, Vice President of HIMCO, joined HIMCO in June 1995. Prior to joining HIMCO, he was Assistant Vice President responsible for municipal credit analysis at MBIA and a senior analyst and Deputy Group Head at Credit Suisse Financial Products Co.

TAX-FREE NATIONAL FUND Charles Grande has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Grande, Vice President of HIMCO, joined HIMCO in June 1995. Prior to joining HIMCO, he was Assistant Vice President responsible for municipal credit analysis at MBIA and a senior analyst and Deputy Group Head at Credit Suisse Financial Products Co.

U.S. GOVERNMENT SECURITIES FUND Peter Perrotti has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Perrotti, Senior Vice President of HIMCO, joined HIMCO in 1992 and has managed debt securities since that time.

 28                                                    THE HARTFORD MUTUAL FUNDS

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

 CHOOSING A SHARE CLASS

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. Your financial representative can help you decide. For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

Each class has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Generally, it is more advantageous for an investor that is considering an investment in Class B shares of more than $500,000 or an investment in Class C shares of more than $1,000,000 to invest in Class A shares instead.

 CLASS A

- Front-end sales charges, as described under the subheading "How Sales Charges are Calculated".

- Distribution and service (12b-1) fees of 0.35% (currently 0.30% due to waiver by the distributor).

 CLASS B

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00%.

- A deferred sales charge, as described on the following page.

- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

 CLASS C

- 1% front-end sales charge.

- Distribution and service (12b-1) fees of 1.00%.

- A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

 HOW SALES CHARGES ARE CALCULATED

CLASS A sales charges and commissions paid to dealers for the funds are listed below. The offering price includes the front end sales load.

ALL FUNDS, EXCEPT FOR THE HARTFORD MONEY MARKET FUND

                                                    DEALER
                       AS A % OF     AS A %     COMMISSION AS
                       OFFERING      OF NET     PERCENTAGE OF
YOUR INVESTMENT          PRICE     INVESTMENT   OFFERING PRICE
Less than $50,000        4.50%       4.71%          3.75%
$ 50,000 -- $99,999      4.00%       4.17%          3.50%
$100,000 -- $249,999     3.50%       3.63%          3.00%
$250,000 -- $499,999     2.50%       2.56%          2.00%
$500,000 -- $999,999     2.00%       2.04%          1.75%
$1 million or more(1)    0%          0%            0%

(1) Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge
    (CDSC) of 1% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

THE HARTFORD MUTUAL FUNDS                                                     29

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million. This commission schedule may also apply to certain sales of Class A shares made to investors which qualify under any of the last four categories listed under "Waivers for Certain Investors".

CLASS B shares are offered at their net asset value per share, without any initial sales charge. However, you may be charged a contingent deferred sales charge (CDSC) on shares you sell within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

YEARS AFTER
PURCHASE                                      CDSC
1st year                                     5.00%
2nd year                                     4.00%
3rd year                                     3.00%
4th year                                     3.00%
5th year                                     2.00%
6th year                                     1.00%

CLASS C sales charges for all funds, regardless of the amount that is being purchased, are as follows:


 FRONT-END SALES CHARGE

                            DEALER
                          COMMISSION
AS A % OF    AS A % OF   AS PERCENTAGE
OFFERING        NET       OF OFFERING
PRICE        INVESTMENT      PRICE

   1.00%       1.01%         1.00%

YEARS AFTER
PURCHASE                                      CDSC
1st year                                     1.00%
After 1 year                                 None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies the fund redeems shares in the following order:
(1) shares representing an increase over the original purchase cost, (2) shares acquired through reinvestment of dividends and capital gains distributions, (3) Class B shares held for over 6 years or Class C shares held over 1 year, and (4) Class B shares held the longest during the six-year period.

Although the funds do not charge a transaction fee, you may be charged a fee by brokers for the purchase or sale of the funds' shares through that broker. This transaction fee is separate from any sales charge that the funds may apply.

 SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGES   There are several ways you can combine
multiple purchases of Class A shares of the funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner:

- ACCUMULATION PRIVILEGE -- lets you add the value of any shares of The Hartford Mutual Funds (including The Hartford Money Market Fund, as well as The Hartford Mutual Funds not discussed herein, which are offered through separate prospectuses) you or members of your family already own to the amount of your next Class A investment for purposes of calculating the sales charge. In addition, if you are a natural person who owns certain annuities or variable life insurance products that are issued by entities associated with The Hartford, the current account value of your contract or policy will be included. The eligible annuity and life insurance products are discussed in the funds' Statement of Additional Information. Participants in retirement plans receive breakpoints at the plan level. You must notify your broker, and your broker must notify the funds, that you are eligible for this privilege each time you make a purchase.

- LETTER OF INTENT -- lets you purchase Class A shares of a fund over a 13-month period and

 30                                                    THE HARTFORD MUTUAL FUNDS
  receive the same sales charge as if all shares had been purchased at once.

- COMBINATION PRIVILEGE -- lets you combine Class A shares of multiple Hartford Mutual Funds for purposes of calculating the sales charge.

CDSC WAIVERS As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

- to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

- because of shareholder death or disability,

- because of the death or disability of the grantor of a living trust,

- under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

- for retirement plans under the following circumstances:

     (1) to return excess contributions,

     (2) hardship withdrawals as defined in the plan,

     (3) under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

     (4) to meet minimum distribution requirements under the Internal Revenue Code,

     (5) to make "substantially equal payments" as described in Section 72(t) of the Internal Revenue Code, and

     (6) after separation from service.

REINSTATEMENT PRIVILEGE If you sell shares of a fund, you may reinvest some or all of the proceeds in the same share class of any of The Hartford Mutual Funds within 180 days without a sales charge, as long as the transfer agent is notified before you invest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

WAIVERS FOR CERTAIN INVESTORS Class A shares may be offered without front-end sales charges to the following individuals and institutions:

- selling brokers and their employees and sales representatives,

- financial representatives utilizing fund shares in fee-based investment products under a signed agreement with the funds,

- present or former officers, directors and employees (and their families) of the funds, The Hartford, Wellington Management Company, LLP ("Wellington Management"), the transfer agent, and their affiliates,

- individuals purchasing shares with the proceeds from shares redeemed from another fund complex within the last 60 days on which an initial or contingent deferred sales charge was paid (1% CDSC applies if redeemed within 18 months),

- individuals purchasing shares with the proceeds from an eligible rollover distribution from a Hartford Life Insurance Company variable annuity contract or funding agreement within a 457, 403(b) or governmental 401 plan,

- participants in certain retirement plans with at least 100 participants or $500,000 in plan assets,

- participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator,

- one or more members of a group (including spouses and dependent children) of at least 100 persons engaged, or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1% CDSC applies if redeemed within 18 months),

- as described further in the Statement of Additional Information, certain individuals who owned, as of February 19, 2002, shares of Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund.

The 1% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

THE HARTFORD MUTUAL FUNDS                                                     31

CLASS C shares may be purchased without a front-end sales charge when purchased through a broker-dealer that has entered into an agreement with the distributor to waive this charge.

ADDITIONAL COMPENSATION TO BROKERS In addition to the commissions described above, the distributor pays additional compensation to dealers based on a number of factors described in the funds' SAI. This additional compensation is not paid by you.

 OPENING AN ACCOUNT

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES: If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. In addition, some of the funds offered in this prospectus may not be available in your retirement plan. You should check with your retirement plan administrator or financial representative for further details.

1 Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investment for each fund is as follows:

    - non-retirement accounts: $500
    - retirement accounts: $250
    - Automatic Investment Plans: $25 to open; you must invest at least $25 a month
    - subsequent investments: $25

   Minimum investment amounts may be waived for certain retirement accounts including IRAs and present or former officers, directors and employees and their families of The Hartford, Wellington Management and their affiliates.

3 Complete the appropriate parts of the account application including any privileges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions and you hold the shares through a financial representative or retirement plan, please contact your financial representative or plan administrator. If you hold the shares directly with the fund, please call the transfer agent at the number shown below.

4 Make your initial investment selection. You, your financial representative or plan administrator can initiate any purchase, exchange or sale of shares.

                      ADDRESS:                                             PHONE NUMBER:
              THE HARTFORD MUTUAL FUNDS                                   1-888-843-7824
                   P.O. BOX 64387                        OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
               ST. PAUL, MN 55164-0387                    ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

 32                                                    THE HARTFORD MUTUAL FUNDS

 BUYING SHARES

                OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
 BY CHECK
                                                           - Make out a check for the investment
 CHECK ICON     - Make out a check for the investment        amount, payable to "The Hartford
                  amount, payable to "The Hartford           Mutual Funds".
                  Mutual Funds".
                                                           - Fill out the detachable investment
                - Deliver the check and your completed       slip from an account statement. If no
                  application to your financial              slip is available, include a note
                  representative, plan administrator or      specifying the fund name, your share
                  mail to the address listed below.          class, your account number and the
                                                             name(s) in which the account is
                                                             registered.

                                                           - Deliver the check and your investment
                                                             slip or note to your financial
                                                             representative, plan administrator or
                                                             mail to the address listed below.
BY EXCHANGE
EXCHANGE ICON   - Call your financial representative,      - Call your financial representative,
                  plan administrator or the transfer         plan administrator or the transfer
                  agent at the number below to request       agent at the number below to request
                  an exchange. The minimum exchange          an exchange. The minimum exchange
                  amount is $500 per fund.                   amount is $500 per fund.
BY WIRE
WIRE ICON       - Deliver your completed application to    - Instruct your bank to wire the amount
                  your financial representative, or          of your investment to:
                  mail it to the address below.                 U.S. Bank National Association
                                                                ABA #091000022, credit account no.
                - Obtain your account number by calling         1-702-2514-1341
                  your financial representative or the          The Hartford Mutual Funds Purchase
                  phone number below.                           Account
                                                                For further credit to: (your name)
                - Instruct your bank to wire the amount         Hartford Mutual Funds Account
                  of your investment to:                        Number: (your account number)
                    U.S. Bank National Association
                    ABA #091000022, credit account no.       Specify the fund name, your share
                    1-702-2514-1341                          class, your account number and the
                    The Hartford Mutual Funds Purchase       name(s) in which the account is
                    Account                                  registered. Your bank may charge a
                    For further credit to: (your name)       fee to wire funds.
                    Hartford Mutual Funds Account
                    Number: (your account number)

                  Specify the fund name, your choice of
                  share class, the new account number
                  and the name(s) in which the account
                  is registered. Your bank may charge a
                  fee to wire funds.

                      ADDRESS:                                             PHONE NUMBER:
              THE HARTFORD MUTUAL FUNDS                                   1-888-843-7824
                   P.O. BOX 64387                        OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
               ST. PAUL, MN 55164-0387                    ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

THE HARTFORD MUTUAL FUNDS                                                     33

 BY PHONE
 PHONE ICON     - See "By Wire" and "By Exchange".         - Verify that your bank or credit union
                                                             is a member of the Automated Clearing
                                                             House (ACH) system.
                                                           - Complete the "Telephone Exchanges and
                                                             Telephone Redemption" and "Bank
                                                             Account or Credit Union Information"
                                                             sections on your account application.
                                                           - Call the transfer agent at the number
                                                             below to verify that these features
                                                             are in place on your account.
                                                           - Tell the transfer agent
                                                             representative the fund name, your
                                                             share class, your account number, the
                                                             name(s) in which the account is
                                                             registered and the amount of your
                                                             investment.

To open or add to an account using the Automatic Investment Plan, see "Additional Investor Services".

                      ADDRESS:                                             PHONE NUMBER:
              THE HARTFORD MUTUAL FUNDS                                   1-888-843-7824
                   P.O. BOX 64387                        OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
               ST. PAUL, MN 55164-0387                    ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

 34                                                    THE HARTFORD MUTUAL FUNDS

 SELLING SHARES

 BY LETTER

                - Write a letter of instruction or complete a power of
 LETTER ICON      attorney indicating the fund name, your share class, your
                  account number, the name(s) in which the account is
                  registered and the dollar value or number of shares you
                  wish to sell.
                - Include all signatures and any additional documents that may be required (see next page).
                - Mail the materials to the address below or to your plan
                  administrator.
                - A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your
                  letter of instruction.
 BY PHONE

                - Restricted to sales of up to $50,000 in any 7-day period.
  PHONE ICON
                - To place your order with a representative, call the
                  transfer agent at the number below between 8 A.M. and 7 P.M.
                  Eastern Time Monday through Thursday and between 8 A.M.
                  and 6 P.M. on Friday. Generally, orders received after 4
                  P.M. Eastern Time will receive the next business day's offering price.
                - For automated service 24 hours a day using your touch-tone phone, call the number below.

 BY WIRE OR ELECTRONIC FUNDS TRANSFER (EFT)

                - Fill out the "Telephone Exchanges and Telephone
  WIRE ICON       Redemption" and "Bank Account or Credit Union Information"
                  sections of your new account application.
                - Call the transfer agent to verify that the telephone
                  redemption privilege is in place on an account, or to
                  request the forms to add it to an existing account.
                - Generally, amounts of $1,000 or more will be wired on the next business day. Your bank may charge a fee for this
                  service.
                - Amounts of less than $1,000 may be sent by EFT or by
                  check. Funds from EFT transactions are generally available by the second business day. Your bank may charge a fee for this service.
                - Phone requests are limited to amounts up to $50,000 in a
                  7-day period.
 BY EXCHANGE

                - Obtain a current prospectus for the fund into which you
  ARROW ICON      are exchanging by calling your financial representative or the transfer agent at the number below.
                - Call your financial representative or the transfer agent to request an exchange.

                      ADDRESS:                                             PHONE NUMBER:
              THE HARTFORD MUTUAL FUNDS                                   1-888-843-7824
                   P.O. BOX 64387                        OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
               ST. PAUL, MN 55164-0387                    ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

THE HARTFORD MUTUAL FUNDS                                                     35

 BY CHECK -- APPLIES TO MONEY MARKET FUND (CLASS A SHARES ONLY)

                - Fill out the checkwriting section of the application.
 LETTER ICON
                - Request checkwriting on your account application.
                - Verify that the shares to be sold were purchased more than
                  10 days earlier or were purchased by wire. Checks written on your account prior to the end of this period may result in those checks being returned to you for insufficient funds.
                - Write a check for any amount over $100 and sign each check as designated on the account application signature card.
                - You are entitled to distributions paid on your shares up to the time your check is presented to our bank for payment.
                - You may not write a check for the entire value of your
                  account or close your account by writing a check.
                - If the amount of your check is greater than the value of your Money Market Fund account, the fund will return your check for insufficient funds and your account will be charged a $20 service fee.
To sell shares through a systematic withdrawal plan, see "Additional
Investor Services".

                      ADDRESS:                                             PHONE NUMBER:
              THE HARTFORD MUTUAL FUNDS                                   1-888-843-7824
                   P.O. BOX 64387                        OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
               ST. PAUL, MN 55164-0387                    ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

 36                                                    THE HARTFORD MUTUAL FUNDS

 SELLING SHARES IN WRITING

 BY LETTER

  In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

  LETTER ICON   - your address of record has changed within the past 30 days
                - you are selling more than $50,000 worth of shares
                - you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

  Please note that a notary public CANNOT provide a signature guarantee.
  Please check with a representative of your bank or other financial institution about obtaining a signature guarantee.

REQUIREMENTS FOR WRITTEN REQUESTS BY SELLER

     OWNERS OF INDIVIDUAL, JOINT, SOLE PROPRIETORSHIP, UGMA/UTMA (CUSTODIAL
     ACCOUNTS FOR MINORS) OR GENERAL PARTNER ACCOUNTS.
                - Letter of instruction.
                - On the letter, the signatures and titles of all persons
                  authorized to sign for the account, exactly as the account is registered.
                - Signature guarantee if applicable (see above).

     OWNERS OF CORPORATE OR ASSOCIATION ACCOUNTS.
                - Letter of instruction.
                - Corporate resolution, certified within the past twelve
                  months.
                - On the letter and the resolution, the signature of the
                  person(s) authorized to sign for the account.
                - Signature guarantee if applicable (see above).

     OWNERS OR TRUSTEES OF TRUST ACCOUNTS.
                - Letter of instruction.
                - On the letter, the signature(s) of the trustee(s).
                - Provide a copy of the trust document certified within the past twelve months.
                - Signature guarantee if applicable (see above).

     JOINT TENANCY SHAREHOLDERS WHOSE CO-TENANTS ARE DECEASED.
                - Letter of instruction signed by surviving tenant.
                - Copy of death certificate.
                - Signature guarantee if applicable (see above).

                      ADDRESS:                                             PHONE NUMBER:
              THE HARTFORD MUTUAL FUNDS                                   1-888-843-7824
                   P.O. BOX 64387                        OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
               ST. PAUL, MN 55164-0387                    ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

THE HARTFORD MUTUAL FUNDS                                                     37

     EXECUTORS OF SHAREHOLDER ESTATES.
                - Letter of instruction signed by executor.
                - Copy of order appointing executor, certified within the
                  past twelve months.
                - Signature guarantee if applicable (see above).

     ADMINISTRATORS, CONSERVATORS, GUARDIANS AND OTHER SELLERS OR ACCOUNT
     TYPES NOT LISTED ABOVE.
                - Call 1-888-843-7824 for instructions.

                      ADDRESS:                                             PHONE NUMBER:
              THE HARTFORD MUTUAL FUNDS                                   1-888-843-7824
                   P.O. BOX 64387                        OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
               ST. PAUL, MN 55164-0387                    ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.


 38                                                    THE HARTFORD MUTUAL FUNDS

TRANSACTION POLICIES
--------------------------------------------------------------------------------

 VALUATION OF SHARES

The net asset value per share (NAV) for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4 p.m. Eastern Time). Except for the Money Market Fund, the funds use market prices in valuing portfolio securities, but may use fair-value estimates, as determined by HIFSCO under the direction of the Board of Directors, if reliable market prices are unavailable. Fair value pricing may be used by a fund when current market values are unavailable or when an event occurs after the close of the exchange on which the fund's portfolio securities are principally traded that is likely to have changed the value of the securities. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values. Securities of foreign issuers and non-dollar securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Debt securities (other than short-term obligations) held by each fund other than the Money Market Fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund's assets, and investments of the other funds that will mature in 60 days or less, are valued at amortized cost, which approximates market value.

Certain funds may invest in securities primarily traded in foreign securities markets. Foreign securities markets may trade on days when a fund does not compute its net asset value or may close (generating closing prices) at times before or after the NYSE. Consequently, the net asset value of the fund and the value of its shares may change on days, or at times, when an investor cannot redeem the fund's shares.

 BUY AND SELL PRICES

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

 EXECUTION OF REQUESTS

Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after your request is received, if your order is complete (has all required information), by the transfer agent or authorized broker-dealers and third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to three business days or longer, as allowed by federal securities laws.

 REQUESTS IN "GOOD ORDER"

All purchase and redemption requests must be received by the funds in "good order". This means that your request must include:

- The fund name and account number.

- The amount of the transaction (in dollars or shares).

- Signatures of all owners exactly as registered on the account (for mail requests).

- Signature guarantees (if required).

- Any supporting legal documentation that may be required.

 TELEPHONE TRANSACTIONS

For your protection, telephone requests may be recorded in order to verify their accuracy. Also for

THE HARTFORD MUTUAL FUNDS                                                     39
your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

 EXCHANGES

You may exchange shares of one fund for shares of the same class of any of The Hartford Mutual Funds. The registration for both accounts involved must be identical. You may be subject to tax liability or sales charges as a result of your exchange. The funds reserve the right to amend or terminate the exchange privilege at any time, for any reason.

If you own Class L, M, N, H, Z or E shares of certain funds, please refer to the prospectus for these class share offerings for further information on the exchange privileges available to you.

 RIGHT TO REJECT PURCHASE ORDERS/
 MARKET TIMING

Because excessive account transactions can disrupt the management of the funds and increase transaction costs for all shareholders, the funds limit account activity as follows:

- you may make no more than two substantive exchanges out of the same fund in any 90 day period (excluding automatic programs);

- the funds may refuse a share purchase at any time, for any reason;

- the funds may revoke an investor's exchange privilege at any time, for any reason.

"Substantive" means a dollar amount that the funds determine, in their sole discretion, could adversely affect the management of the funds.

 CERTIFICATED SHARES

Shares are electronically recorded and therefore share certificates are not issued.

 SMALL ACCOUNTS
 (NON-RETIREMENT ONLY)

If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action within this time, your fund may close out your account and mail you the proceeds. You will not be charged a CDSC if your account is closed for this reason, and your account will not be closed if its drop in value is due to fund performance or the effects of sales charges.

 SALES IN ADVANCE OF
 PURCHASE PAYMENTS

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

 SPECIAL REDEMPTIONS

Although it would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable fund during any 90 day period for any one account.

 PAYMENT REQUIREMENTS

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds, or in the case of a retirement account, to the custodian or trustee. You may not purchase shares with a third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the funds or HIFSCO has incurred.

 40                                                    THE HARTFORD MUTUAL FUNDS

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the funds on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period (generally within three business days). If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

 DIVIDENDS AND ACCOUNT POLICIES

ACCOUNT STATEMENTS  In general, you will receive account statements as follows:

- after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

- after any changes of name or address of the registered owner(s)

- in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099-DIV tax information statement.

If you are a participant in an employer-sponsored retirement plan you will receive statements from your plan administrator.

DIVIDENDS AND DISTRIBUTIONS Each fund intends to distribute substantially all of its net income and capital gains to shareholders at least once a year. Dividends from the net investment income of the Bond Income Strategy Fund, High Yield Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund are declared and paid monthly. Dividends from net investment income of the Money Market Fund are declared daily and paid monthly. Dividends from the Money Market Fund are not paid on shares until the day following the date on which the shares are issued. Unless shareholders specify otherwise, all dividends and distributions received from a fund are automatically reinvested in additional full or fractional shares of that fund.

If you elect to receive monthly/quarterly dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the same fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. Please call the fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

TAXABILITY OF DIVIDENDS Dividends and distributions you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a fund's long-term capital gains are taxable as capital gains and distributions from short-term capital gains and income are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December. Tax rates may vary depending on how long a fund investment is held.

The Form 1099 that is mailed to you every January details your dividends and distributions and their federal tax category, although you should verify your tax liability with your tax professional.

TAXABILITY OF TRANSACTIONS Unless your shares are held in a qualified retirement account, any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

TAXES ON DISTRIBUTIONS (TAX-FREE FUNDS) Tax-Free Minnesota Fund and Tax-Free National Fund intend to meet certain federal tax requirements so that distributions of tax-exempt income may be treated as "exempt-interest dividends." These dividends are not subject to regular federal income tax. However, each fund may invest up to 20% of its net assets in tax-exempt obligations subject to the alternative minimum tax. Any portion of exempt-interest dividends attributable to interest on these obligations may increase some shareholders' alternative minimum tax. The funds expect that their distributions will consist primarily of exempt-interest dividends. Tax-Free National Fund's exempt-interest dividends may be subject to state or local taxes.

THE HARTFORD MUTUAL FUNDS                                                     41

Distributions paid from any interest income that is not tax-exempt and from any short-term or long-term capital gains will be taxable whether you reinvest those distributions or receive them in cash. Distributions paid from a fund's net long-term capital gains are taxable to you as long-term capital gains, regardless of the length of time during which you have held your shares of the fund. Information about the tax status of each year's distributions will be mailed to you annually.

TAXES ON TRANSACTIONS (TAX-FREE FUNDS) If you sell or exchange your funds' shares, you will have a taxable event that may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

MINNESOTA INCOME TAXATION (TAX-FREE MINNESOTA FUND) Tax-Free Minnesota Fund intends to comply with certain state tax requirements so that dividends it pays that are attributable to interest on Minnesota tax-exempt obligations will be excluded from the Minnesota taxable net income of individuals, estates and trusts. To meet these requirements, at least 95% of the exempt-interest dividends paid by the fund must be derived from interest income on Minnesota tax-exempt obligations. A portion of each fund's dividends may be subject to the Minnesota alternative minimum tax. Exempt-interest dividends are not excluded from the Minnesota taxable income of corporations and financial institutions.

 ADDITIONAL INVESTOR SERVICES

ELECTRONIC TRANSFERS THROUGH AUTOMATED CLEARING HOUSE ("ACH") allow you to initiate a purchase or redemption for as little as $100 or as much as $50,000 between your bank account and fund account using the ACH network. Sales charges and initial purchase minimums apply.

AUTOMATIC INVESTMENT PLAN (AIP) lets you set up regular investments from your paycheck or bank account to the fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

- Complete the appropriate parts of your account application.

- If you are using AIP to open an account, make out a check ($25 minimum) for your first investment amount payable to "The Hartford Mutual Funds." Deliver your check and application to your financial representative or the transfer agent.

SYSTEMATIC WITHDRAWAL PLAN may be used for routine bill payments or periodic withdrawals from your account. To establish:

- Make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more per fund.

- Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

- SPECIFY THE PAYEE(S). The payee may be yourself or any other party and there is no limit to the number of payees you may have. A signature guarantee is required if the payee is someone other than the registered owner.

- Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

- FILL OUT THE RELEVANT PART OF THE ACCOUNT APPLICATION. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

DOLLAR COST AVERAGING PROGRAMS (DCA) let you set up monthly or quarterly exchanges from one fund to the same class of shares of any other of The Hartford Mutual Funds. To establish:

- Fill out the relevant part of the account application.

- Be sure that the amount is for $50 or more.

- Be sure that the accounts involved have identical registrations.

 42                                                    THE HARTFORD MUTUAL FUNDS

AUTOMATIC DIVIDEND DIVERSIFICATION (ADD) lets you automatically reinvest dividends and capital gains distributions paid by one fund into the same class of any other of The Hartford Mutual Funds. To establish:

- Fill out the relevant portion of the account application.

- Be sure that the accounts involved have identical registrations.

RETIREMENT PLANS The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any fund offered by The Hartford Mutual Funds. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

DUPLICATE ACCOUNT STATEMENTS You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee will be charged for account summaries older than the preceding year.

DUPLICATE COPIES OF MATERIAL TO HOUSEHOLDS Generally the funds will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the funds' records. The consolidation of these mailings, called householding, benefits the funds through reduced mailing expenses.

If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

THE HARTFORD MUTUAL FUNDS                                                     43

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD BOND INCOME STRATEGY FUND -- CLASS A

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                 PERIOD ENDED:               YEAR ENDED:                PERIOD ENDED:
                                   YEAR ENDED:     1/1/2000-     ------------------------------------     7/1/1996-
CLASS A -- PERIOD ENDED:           10/31/2001    10/31/2000(6)   12/31/1999   12/31/1998   12/31/1997   12/31/1996(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period                              $10.14          $9.93        $10.76       $10.61       $10.26        $10.00
Income from Investment
  Operations:
Net investment income (loss)            0.55           0.50          0.54         0.54         0.57          0.26
Net realized and unrealized gain
  (loss) on investments                 0.73           0.19         (0.83)        0.23         0.50          0.31
                                    --------       --------       -------      -------      -------        ------
Total from investment operations        1.28           0.69         (0.29)        0.77         1.07          0.57
Less distributions:
  Dividends from net investment
    income                             (0.52)         (0.48)        (0.52)       (0.54)       (0.56)        (0.25)
  Distributions from capital
    gains                               0.00           0.00         (0.02)       (0.08)       (0.16)        (0.06)
  Return of capital                     0.00           0.00          0.00         0.00         0.00          0.00
                                    --------       --------       -------      -------      -------        ------
Total distributions                    (0.52)         (0.48)        (0.54)       (0.62)       (0.72)        (0.31)
                                    --------       --------       -------      -------      -------        ------
Net asset value, end of period        $10.90         $10.14         $9.93       $10.76       $10.61        $10.26
                                    ========       ========       =======      =======      =======        ======
TOTAL RETURN(2)                       12.96%          7.17%(3)     (2.71%)       7.48%       10.80%         5.73%(3)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)                        $122,423        $37,290       $57,320      $47,143      $28,589       $10,925
Ratio of expenses to average net
  assets before waivers and
  reimbursements                       1.30%          1.29%(4)      1.29%        1.32%        1.49%         2.77%(4)
Ratio of expenses to average net
  assets after waivers and
  reimbursements                       1.25%          1.24%(4)      1.24%        1.25%        1.25%         1.25%(4)
Ratio of net investment income
  (loss) to average net assets         5.00%          5.88%(4)      5.32%        5.04%        5.59%         5.72%(4)
Portfolio turnover rate(5)            195.6%        139.94%       113.37%      135.01%      220.45%        75.52%

(1) The fund was initially seeded on July 1, 1996 and became effective and open for investment on July 22, 1996. The performance results reflect activity since the fund was opened for investment on July 22, 1996.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) Not annualized.
(4) Annualized.
(5) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(6) The fund's fiscal year end has been changed to October 31st.

 44                                                    THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD BOND INCOME STRATEGY FUND -- CLASS B

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                 PERIOD ENDED:               YEAR ENDED:                PERIOD ENDED:
                                   YEAR ENDED:     1/1/2000-     ------------------------------------     7/1/1996-
CLASS B -- PERIOD ENDED:           10/31/2001    10/31/2000(6)   12/31/1999   12/31/1998   12/31/1997   12/31/1996(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period                              $10.10          $9.90        $10.72       $10.58       $10.25        $10.00
Income from Investment
  Operations:
Net investment income (loss)            0.48           0.43          0.47         0.47         0.53          0.20
Net realized and unrealized gain
  (loss) on investments                 0.72           0.20         (0.82)        0.22         0.46          0.34
                                     -------        -------       -------      -------      -------        ------
Total from investment operations        1.20           0.63         (0.35)        0.69         0.99          0.54
Less distributions:
  Dividends from net investment
    income                             (0.45)         (0.43)        (0.45)       (0.47)       (0.50)        (0.23)
  Distributions from capital
    gains                               0.00           0.00         (0.02)       (0.08)       (0.16)        (0.06)
  Return of capital                     0.00           0.00          0.00         0.00         0.00          0.00
                                     -------        -------       -------      -------      -------        ------
Total distributions                    (0.45)         (0.43)        (0.47)       (0.55)       (0.66)        (0.29)
                                     -------        -------       -------      -------      -------        ------
Net asset value, end of period        $10.85         $10.10         $9.90       $10.72       $10.58        $10.25
                                     =======        =======       =======      =======      =======        ======
TOTAL RETURN(2)                       12.12%          6.48%(3)     (3.30%)       6.70%        9.96%         5.38%(3)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)                         $55,999        $22,197       $21,442      $16,772       $5,745          $124
Ratio of expenses to average net
  assets before waivers and
  reimbursements                       1.96%          1.95%(4)      1.94%        2.01%        2.19%        22.36%(4)
Ratio of expenses to average net
  assets after waivers and
  reimbursements                       1.95%          1.95%(4)      1.94%        1.95%        1.95%         1.95%(4)
Ratio of net investment income
  (loss) to average net assets         4.30%          5.17%(4)      4.62%        4.32%        4.85%         5.22%(4)
Portfolio turnover rate(5)            195.6%        139.94%       113.37%      135.01%      220.45%        75.52%

(1) The fund was initially seeded on July 1, 1996 and became effective and open for investment on July 22, 1996. The performance results reflect activity since the fund was opened for investment on July 22, 1996.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) Not annualized.
(4) Annualized.
(5) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(6) The fund's fiscal year end has been changed to October 31st.

THE HARTFORD MUTUAL FUNDS                                                     45

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD BOND INCOME STRATEGY FUND -- CLASS C

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                       PERIOD ENDED:                      PERIOD ENDED:
                                        YEAR ENDED:      1/1/2000-       YEAR ENDED:        7/31/1998-
CLASS C -- PERIOD ENDED:                10/31/2001     10/31/2000(6)    12/31/1999(7)    12/31/1998(1)(7)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period       $10.14           $9.93           $10.76            $10.70
Income from Investment Operations:
Net investment income (loss)                 0.49            0.44             0.47              0.19
Net realized and unrealized gain
  (loss) on investments                      0.71            0.20            (0.82)             0.15
                                          -------         -------          -------           -------
Total from investment operations             1.20            0.64            (0.35)             0.34
Less distributions:
  Dividends from net investment income      (0.45)          (0.43)           (0.46)            (0.21)
  Distributions from capital gains           0.00            0.00            (0.02)            (0.07)
  Return of capital                          0.00            0.00             0.00              0.00
                                          -------         -------          -------           -------
Total distributions                         (0.45)          (0.43)           (0.48)            (0.28)
                                          -------         -------          -------           -------
Net asset value, end of period             $10.89          $10.14            $9.93            $10.76
                                          =======         =======          =======           =======
TOTAL RETURN(2)                            12.12%           6.55%(4)        (3.36%)            3.19%(4)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)                              $62,222         $16,886          $18,136            $5,420
Ratio of expenses to average net
  assets before waivers and
  reimbursements                            1.97%           1.94%(5)         1.97%             2.13%(5)
Ratio of expenses to average net
  assets after waivers and
  reimbursements                            1.95%           1.94%(5)         1.95%             1.95%(5)
Ratio of net investment income (loss)
  to average net assets                     4.30%           5.18%(5)         4.62%             4.13%(5)
Portfolio turnover rate(3)                 195.6%         139.94%          113.37%           135.01%

(1) Class C shares were first offered on July 31, 1998.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Not annualized.
(5) Annualized.
(6) The fund's fiscal year end has been changed to October 31st.
(7) Per share amounts for Class C shares for 1998 were restated to reflect a reverse stock split which was effective February 11, 1999.

 46                                                    THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD HIGH YIELD FUND -- CLASS A

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                                  PERIOD ENDED:                   PERIOD ENDED:
                                                   YEAR ENDED:      1/1/2000-      YEAR ENDED:     9/30/1998-
CLASS A -- PERIOD ENDED:                           10/31/2001     10/31/2000(6)    12/31/1999     12/31/1998(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                   $9.06           $9.75          $10.15          $10.00
Income from Investment Operations:
Net investment income (loss)                            0.78            0.66            0.75            0.19
Net realized and unrealized gain (loss) on
  investments                                          (0.61)          (0.69)          (0.40)           0.13
                                                     -------         -------         -------         -------
Total from investment operations                        0.17           (0.03)           0.35            0.32
Less distributions:
  Dividends from net investment income                 (0.78)          (0.66)          (0.75)          (0.17)
  Distributions from capital gains                      0.00            0.00            0.00            0.00
  Return of capital                                     0.00            0.00            0.00            0.00
                                                     -------         -------         -------         -------
Total distributions                                    (0.78)          (0.66)          (0.75)          (0.17)
                                                     -------         -------         -------         -------
Net asset value, end of period                         $8.45           $9.06           $9.75          $10.15
                                                     =======         =======         =======         =======
TOTAL RETURN(2)                                        1.80%          (0.35%)(4)       3.47%           3.33%(4)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)             $45,753         $23,214         $17,465          $8,507
Ratio of expenses to average net assets before
  waivers and reimbursements                           1.40%           1.38%(5)        1.41%           1.58%(5)
Ratio of expenses to average net assets after
  waivers and reimbursements                           1.35%           1.33%(5)        1.36%           1.40%(5)
Ratio of net investment income (loss) to
  average net assets                                   9.00%           8.55%(5)        7.74%           7.06%(5)
Portfolio turnover rate(3)                             62.8%          57.19%          52.96%          10.85%

(1) The fund was declared effective by the Securities and Exchange Commission on September 30, 1998.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Not annualized.
(5) Annualized.
(6) The fund's fiscal year end has been changed to October 31st.

THE HARTFORD MUTUAL FUNDS                                                     47

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD HIGH YIELD FUND -- CLASS B

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                                  PERIOD ENDED:                   PERIOD ENDED:
                                                   YEAR ENDED:      1/1/2000-      YEAR ENDED:     9/30/1998-
CLASS B -- PERIOD ENDED:                           10/31/2001     10/31/2000(6)    12/31/1999     12/31/1998(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                   $9.05           $9.74          $10.14          $10.00
Income from Investment Operations:
Net investment income (loss)                            0.72            0.62            0.68            0.16
Net realized and unrealized gain (loss) on
  investments                                          (0.62)          (0.71)          (0.40)           0.14
                                                     -------         -------         -------         -------
Total from investment operations                       (0.10)          (0.09)           0.28            0.30
Less distributions:
  Dividends from net investment income                 (0.72)          (0.60)          (0.68)          (0.16)
  Distributions from capital gains                      0.00            0.00            0.00            0.00
  Return of capital                                     0.00            0.00            0.00            0.00
                                                     -------         -------         -------         -------
Total distributions                                    (0.72)          (0.60)          (0.68)          (0.16)
                                                     -------         -------         -------         -------
Net asset value, end of period                         $8.43           $9.05           $9.74          $10.14
                                                     =======         =======         =======         =======
TOTAL RETURN(2)                                        0.99%          (0.92%)(4)       2.80%           3.09%(4)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)             $16,922          $7,929          $7,436          $2,322
Ratio of expenses to average net assets before
  waivers and reimbursements                           2.08%           2.04%(5)        2.08%           2.31%(5)
Ratio of expenses to average net assets after
  waivers and reimbursements                           2.08%           2.04%(5)        2.08%           2.10%(5)
Ratio of net investment income (loss) to
  average net assets                                   8.28%           7.84%(5)        7.03%           6.50%(5)
Portfolio turnover rate(3)                             62.8%          57.19%          52.96%          10.85%

(1) The fund was declared effective by the Securities and Exchange Commission on September 30, 1998.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Not annualized.
(5) Annualized.
(6) The fund's fiscal year end has been changed to October 31st.

 48                                                    THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD HIGH YIELD FUND -- CLASS C

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                                  PERIOD ENDED:                   PERIOD ENDED:
                                                   YEAR ENDED:      1/1/2000-      YEAR ENDED:     9/30/1998-
CLASS C -- PERIOD ENDED:                           10/31/2001     10/31/2000(6)    12/31/1999     12/31/1998(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                   $9.05           $9.74          $10.14          $10.00
Income from Investment Operations:
Net investment income (loss)                            0.72            0.61            0.68            0.16
Net realized and unrealized gain (loss) on
  investments                                          (0.62)          (0.70)          (0.40)           0.14
                                                     -------         -------         -------         -------
Total from investment operations                       (0.10)          (0.09)           0.28            0.30
Less distributions:
  Dividends from net investment income                 (0.72)          (0.60)          (0.68)          (0.16)
  Distributions from capital gains                      0.00            0.00            0.00            0.00
  Return of capital                                     0.00            0.00            0.00            0.00
                                                     -------         -------         -------         -------
Total distributions                                    (0.72)          (0.60)          (0.68)          (0.16)
                                                     -------         -------         -------         -------
Net asset value, end of period                         $8.43           $9.05           $9.74          $10.14
                                                     =======         =======         =======         =======
TOTAL RETURN(2)                                        1.01%          (0.90%)(4)       2.81%           3.08%(4)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)             $27,605          $9,534          $8,573          $2,278
Ratio of expenses to average net assets before
  waivers and reimbursements                           2.08%           2.04%(5)        2.09%           2.31%(5)
Ratio of expenses to average net assets after
  waivers and reimbursements                           2.08%           2.04%(5)        2.09%           2.10%(5)
Ratio of net investment income (loss) to
  average net assets                                   8.28%           7.83%(5)        7.01%           6.49%(5)
Portfolio turnover rate(3)                             62.8%          57.19%          52.96%          10.85%

(1) The fund was declared effective by the Securities and Exchange Commission on September 30, 1998.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Not annualized.
(5) Annualized.
(6) The fund's fiscal year end has been changed to October 31st.

THE HARTFORD MUTUAL FUNDS                                                     49

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD MONEY MARKET FUND -- CLASS A

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                   PERIOD ENDED:               YEAR ENDED:                PERIOD ENDED:
                                     YEAR ENDED:     1/1/2000-     ------------------------------------     7/1/1996-
CLASS A -- PERIOD ENDED:             10/31/2001    10/31/2000(5)   12/31/1999   12/31/1998   12/31/1997   12/31/1996(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period                                 $1.00          $1.00         $1.00        $1.00        $1.00          $1.00
Income from Investment Operations:
Net investment income (loss)              0.04           0.04          0.04         0.05         0.05           0.02
Net realized and unrealized gain
  (loss) on investments                   0.00           0.00          0.00         0.00         0.00           0.00
                                       -------        -------       -------      -------      -------        -------
Total from investment operations          0.04           0.04          0.04         0.05         0.05           0.02
Less distributions:
  Dividends from net investment
    income                               (0.04)         (0.04)        (0.04)       (0.05)       (0.05)         (0.02)
  Distributions from capital gains        0.00           0.00          0.00         0.00         0.00           0.00
  Return of capital                       0.00           0.00          0.00         0.00         0.00           0.00
                                       -------        -------       -------      -------      -------        -------
Total distributions                      (0.04)         (0.04)        (0.04)       (0.05)       (0.05)         (0.02)
                                       -------        -------       -------      -------      -------        -------
Net asset value, end of period           $1.00          $1.00         $1.00        $1.00        $1.00          $1.00
                                       =======        =======       =======      =======      =======        =======
TOTAL RETURN(2)                          4.02%          4.54%(3)      4.32%        4.69%        4.73%          2.01%(3)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
  (in thousands)                       $86,748        $43,897       $44,663      $29,424      $22,578        $10,754
Ratio of expenses to average net
  assets before waivers and
  reimbursements                         1.19%          1.20%(4)      1.15%        1.25%        1.28%          2.75%(4)
Ratio of expenses to average net
  assets after waivers and
  reimbursements                         1.00%          1.00%(4)      1.00%        1.00%        1.00%          1.00%(4)
Ratio of net investment income
  (loss) to average net assets           3.63%          5.35%(4)      4.25%        4.57%        4.67%          4.49%(4)
Portfolio turnover rate                    N/A            N/A           N/A          N/A          N/A            N/A

(1) The fund was initially seeded on July 1, 1996 and became effective and open for investment on July 22, 1996. The performance results reflect activity since the fund was opened for investment on July 22, 1996.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) Not annualized.
(4) Annualized.
(5) The fund's fiscal year end has been changed to October 31st.

 50                                                    THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD MONEY MARKET FUND -- CLASS B

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                          PERIOD ENDED:                             PERIOD ENDED:
                                            YEAR ENDED:     1/1/2000-           YEAR ENDED:          8/22/1997-
CLASS B -- PERIOD ENDED:                    10/31/2001    10/31/2000(5)   12/31/1999   12/31/1998   12/31/1997(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period            $1.00          $1.00         $1.00        $1.00         $1.00
Income from Investment Operations:
Net investment income (loss)                     0.03           0.04          0.04         0.04          0.01
Net realized and unrealized gain (loss) on
  investments                                    0.00           0.00          0.00         0.00          0.00
                                              -------        -------       -------      -------        ------
Total from investment operations                 0.03           0.04          0.04         0.04          0.01
Less distributions:
  Dividends from net investment income          (0.03)         (0.04)        (0.04)       (0.04)        (0.01)
  Distributions from capital gains               0.00           0.00          0.00         0.00          0.00
  Return of capital                              0.00           0.00          0.00         0.00          0.00
                                              -------        -------       -------      -------        ------
Total distributions                             (0.03)         (0.04)        (0.04)       (0.04)        (0.01)
                                              -------        -------       -------      -------        ------
Net asset value, end of period                  $1.00          $1.00         $1.00        $1.00         $1.00
                                              =======        =======       =======      =======        ======
TOTAL RETURN(2)                                 3.31%          3.94%(3)      3.59%        3.97%         1.45%(3)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)      $48,998        $14,974       $25,762      $11,936        $4,449
Ratio of expenses to average net assets
  before waivers and reimbursements             1.85%          1.85%(4)      1.81%        1.86%         3.63%(4)
Ratio of expenses to average net assets
  after waivers and reimbursements              1.70%          1.70%(4)      1.70%        1.70%         1.70%(4)
Ratio of net investment income (loss) to
  average net assets                            2.93%          4.65%(4)      3.55%        3.83%         3.92%(4)
Portfolio turnover rate                           N/A            N/A           N/A          N/A           N/A

(1) Class B shares were first offered on August 22, 1997.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) Not annualized.
(4) Annualized.
(5) The fund's fiscal year end has been changed to October 31st.

THE HARTFORD MUTUAL FUNDS                                                     51

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD MONEY MARKET FUND -- CLASS C

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                              PERIOD ENDED:                       PERIOD ENDED:
                                               YEAR ENDED:      1/1/2000-       YEAR ENDED:         7/31/1998-
CLASS C -- PERIOD ENDED:                       10/31/2001     10/31/2000(5)    12/31/1999(6)     12/31/1998(1)(6)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period               $1.00           $1.00            $1.00              $1.00
Income from Investment Operations:
Net investment income (loss)                        0.03            0.04             0.04               0.02
Net realized and unrealized gain (loss) on
  investments                                       0.00            0.00             0.00               0.00
                                                 -------         -------          -------            -------
Total from investment operations                    0.03            0.04             0.04               0.02
Less distributions:
  Dividends from net investment income             (0.03)          (0.04)           (0.04)             (0.02)
  Distributions from capital gains                  0.00            0.00             0.00               0.00
  Return of capital                                 0.00            0.00             0.00               0.00
                                                 -------         -------          -------            -------
Total distributions                                (0.03)          (0.04)           (0.04)             (0.02)
                                                 -------         -------          -------            -------
Net asset value, end of period                     $1.00           $1.00            $1.00              $1.00
                                                 =======         =======          =======            =======
TOTAL RETURN(2)                                    3.31%           3.93%(3)         3.59%              1.58%(3)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)         $53,873          $6,842           $9,904             $1,203
Ratio of expenses to average net assets
  before waivers and reimbursements                1.82%           1.85%(4)         1.84%              2.02%(4)
Ratio of expenses to average net assets after
  waivers and reimbursements                       1.70%           1.70%(4)         1.70%              1.70%(4)
Ratio of net investment income (loss) to
  average net assets                               2.93%           4.65%(4)         3.56%              3.57%(4)
Portfolio turnover rate                              N/A             N/A              N/A                N/A

(1) Class C shares were first offered on July 31, 1998.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) Not annualized.
(4) Annualized.
(5) The fund's fiscal year end has been changed to October 31st.
(6) Per share amounts for Class C shares for 1998 were restated to reflect a reverse stock split which was effective February 11, 1999.

 52                                                    THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD TAX-FREE MINNESOTA FUND -- CLASS E

The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Because no Class A shares were outstanding as of the date of this prospectus, the table presents performance information about the currently outstanding Class E shares of the fund (formerly Class E shares of Fortis Tax-Free Minnesota Portfolio). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                                           YEAR ENDED SEPTEMBER 30
                                  PERIOD ENDED:    ------------------------------------------------------------------------
                                  10/31/2001(1)        2001           2000           1999           1998           1997
CLASS E -- PERIOD ENDED:          --------------   ------------   ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period                               $10.35           $9.91          $9.94         $10.77         $10.46         $10.28
Income from Investment
  Operations:
Net investment income (loss)             0.04            0.48           0.51           0.50           0.52           0.53
Net realized and unrealized gain
  (loss) on investments                  0.10            0.45          (0.04)         (0.67)          0.32           0.18
                                     --------        --------       --------       --------       --------       --------
Total from investment operations         0.14            0.93           0.47          (0.17)          0.84           0.71
Less distributions:
  Dividends from net investment
    income                              (0.04)          (0.49)         (0.50)         (0.49)         (0.52)         (0.53)
  Distributions from capital
    gains                                0.00            0.00           0.00          (0.17)         (0.01)          0.00
  Return of capital                      0.00            0.00           0.00           0.00           0.00           0.00
                                     --------        --------       --------       --------       --------       --------
Total distributions                     (0.04)          (0.49)         (0.50)         (0.66)         (0.53)         (0.53)
                                     --------        --------       --------       --------       --------       --------
Net asset value, end of period         $10.45          $10.35          $9.91          $9.94         $10.77         $10.46
                                     ========        ========       ========       ========       ========       ========
TOTAL RETURN(2)                         1.33%           9.58%          4.87%         (1.71%)         8.25%          7.10%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)                          $32,533         $32,259        $33,088        $37,396        $42,170        $43,584
Ratio of expenses to average net
  assets before waivers and
  reimbursements                        0.84%(3)        0.85%          0.86%          0.86%          0.91%          0.96%
Ratio of expenses to average net
  assets after waivers and
  reimbursements                        0.84%(3)        0.85%          0.86%          0.86%          0.91%          0.96%
Ratio of net investment income
  (loss) to average net assets          4.28%(3)        4.70%          5.12%          4.73%          4.94%          5.14%
Portfolio turnover rate                    0%             18%            56%            55%            55%            61%

(1) For the one-month period ended October 31, 2001.
(2) These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions, without adjustment for sales charge.
(3) Annualized.

THE HARTFORD MUTUAL FUNDS                                                     53

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD TAX-FREE MINNESOTA FUND -- CLASS M

The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Because no Class B shares were outstanding as of the date of this prospectus, the table presents performance information about the currently outstanding Class M shares of the fund (formerly Class B shares of Fortis Tax-Free Minnesota Portfolio). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                                           YEAR ENDED SEPTEMBER 30
                                  PERIOD ENDED:    ------------------------------------------------------------------------
                                  10/31/2001(1)        2001           2000           1999           1998           1997
CLASS M -- PERIOD ENDED:          --------------   ------------   ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period                               $10.31           $9.88          $9.90         $10.73         $10.42         $10.24
Income from Investment
  Operations:
Net investment income (loss)             0.03            0.38           0.42           0.39           0.41           0.42
Net realized and unrealized gain
  (loss) on investments                  0.11            0.44          (0.04)         (0.67)          0.32           0.18
                                     --------        --------       --------       --------       --------       --------
Total from investment operations         0.14            0.82           0.38          (0.28)          0.73           0.60
Less distributions:
  Dividends from net investment
    income                              (0.03)          (0.39)         (0.40)         (0.38)         (0.41)         (0.42)
  Distributions from capital
    gains                                0.00            0.00           0.00          (0.17)         (0.01)          0.00
  Return of capital                      0.00            0.00           0.00           0.00           0.00           0.00
                                     --------        --------       --------       --------       --------       --------
Total distributions                     (0.03)          (0.39)         (0.40)         (0.55)         (0.42)         (0.42)
                                     --------        --------       --------       --------       --------       --------
Net asset value, end of period         $10.42          $10.31          $9.88          $9.90         $10.73         $10.42
                                     ========        ========       ========       ========       ========       ========
TOTAL RETURN(2)                         1.35%           8.45%          3.96%         (2.73%)         7.18%          6.01%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)                             $772            $789           $829           $860         $1,271         $1,301
Ratio of expenses to average net
  assets before waivers and
  Reimbursements                        1.84%(3)        1.85%          1.86%          1.86%          1.91%          1.96%
Ratio of expenses to average net
  assets after waivers and
  reimbursements                        1.84%(3)        1.85%          1.86%          1.86%          1.91%          1.96%
Ratio of net investment income
  (loss) to average net assets          3.28%(3)        3.70%          4.12%          3.73%          3.94%          4.14%
Portfolio turnover rate                    0%             18%            56%            55%            55%            61%

(1) For the one-month period ended October 31, 2001.
(2) These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions, without adjustment for sales charge.
(3) Annualized.

 54                                                    THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD TAX-FREE MINNESOTA FUND -- CLASS N

The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Because no Class C shares were outstanding as of the date of this prospectus, the table presents performance information about the currently outstanding Class N shares of the fund (formerly Class C shares of Fortis Tax-Free Minnesota Portfolio). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                                           YEAR ENDED SEPTEMBER 30
                                  PERIOD ENDED:    ------------------------------------------------------------------------
                                  10/31/2001(1)        2001           2000           1999           1998           1997
CLASS N -- PERIOD ENDED:          --------------   ------------   ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period                               $10.34           $9.90          $9.93         $10.73         $10.44         $10.26
Income from Investment
  Operations:
Net investment income (loss)             0.03            0.38           0.41           0.42           0.39           0.42
Net realized and unrealized gain
  (loss) on investments                  0.10            0.45          (0.04)         (0.67)          0.32           0.18
                                     --------        --------       --------       --------       --------       --------
Total from investment operations         0.13            0.83           0.37          (0.25)          0.71           0.60
Less distributions:
  Dividends from net investment
    income                              (0.03)          (0.39)         (0.40)         (0.38)         (0.41)         (0.42)
  Distributions from capital
    gains                                0.00            0.00           0.00          (0.17)         (0.01)          0.00
  Return of capital                      0.00            0.00           0.00           0.00           0.00           0.00
                                     --------        --------       --------       --------       --------       --------
Total distributions                     (0.03)          (0.39)         (0.40)         (0.55)         (0.42)         (0.42)
                                     --------        --------       --------       --------       --------       --------
Net asset value, end of period         $10.44          $10.34          $9.90          $9.93         $10.73         $10.44
                                     ========        ========       ========       ========       ========       ========
TOTAL RETURN(2)                         1.25%           8.55%          3.84%         (2.45%)         6.97%          6.00%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  Thousands)                             $203            $200           $255           $247           $194           $232
Ratio of expenses to average net
  assets before waivers and
  Reimbursements                        1.84%(3)        1.85%          1.86%          1.86%          1.91%          1.96%
Ratio of expenses to average net
  assets after waivers and
  reimbursements                        1.84%(3)        1.85%          1.86%          1.86%          1.91%          1.96%
Ratio of net investment income
  (loss) to average net assets          3.28%(3)        3.70%          4.12%          3.73%          3.94%          4.14%
Portfolio turnover rate                    0%             18%            56%            55%            55%            61%

(1) For the one-month period ended October 31, 2001.
(2) These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions, without adjustment for sales charge.
(3) Annualized.

THE HARTFORD MUTUAL FUNDS                                                     55

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD TAX-FREE NATIONAL FUND -- CLASS E

The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Because no Class A shares were outstanding as of the date of this prospectus, the table presents performance information about the currently outstanding Class E shares of the fund (formerly Class E shares of Fortis Tax-Free National Portfolio). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                                           YEAR ENDED SEPTEMBER 30
                                  PERIOD ENDED:    ------------------------------------------------------------------------
                                  10/31/2001(1)        2001           2000           1999           1998           1997
CLASS E -- PERIOD ENDED:          --------------   ------------   ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period                               $11.07          $10.52         $10.49         $11.38         $11.07         $10.76
Income from Investment
  Operations:
Net investment income (loss)             0.04            0.49           0.52           0.50           0.52           0.55
Net realized and unrealized gain
  (loss) on investments                  0.11            0.56           0.02          (0.78)          0.34           0.31
                                     --------        --------       --------       --------       --------       --------
Total from investment operations         0.15            1.05           0.54          (0.28)          0.86           0.86
Less distributions:
  Dividends from net investment
    income                              (0.04)          (0.50)         (0.51)         (0.49)         (0.51)         (0.55)
  Distributions from capital
    gains                                0.00            0.00           0.00          (0.12)         (0.04)          0.00
  Return of capital                      0.00            0.00           0.00           0.00           0.00           0.00
                                     --------        --------       --------       --------       --------       --------
Total distributions                     (0.04)          (0.50)         (0.51)         (0.61)         (0.55)         (0.55)
                                     --------        --------       --------       --------       --------       --------
Net asset value, end of period         $11.18          $11.07         $10.52         $10.49         $11.38         $11.07
                                     ========        ========       ========       ========       ========       ========
TOTAL RETURN(2)                         1.35%          10.18%          5.33%         (2.56%)         7.97%          8.19%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)                          $42,441         $42,331        $42,212        $47,140        $56,959        $59,727
Ratio of expenses to average net
  assets before waivers and
  reimbursements                        0.95%(3)        0.97%          0.96%          0.94%          0.98%          0.95%
Ratio of expenses to average net
  assets after waivers and
  reimbursements                        0.95%(3)        0.97%          0.96%          0.94%          0.98%          0.95%
Ratio of net investment income
  (loss) to average net assets          4.21%(3)        4.49%          4.96%          4.56%          4.65%          5.03%
Portfolio turnover rate                    0%             28%            64%            89%            74%            71%

(1) For the one-month period ended October 31, 2001.
(2) These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions, without adjustment for sales charge.
(3) Annualized.

 56                                                    THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD TAX-FREE NATIONAL FUND -- CLASS M

The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Because no Class B shares were outstanding as of the date of this prospectus, the table presents performance information about the currently outstanding Class M shares of the fund (formerly Class B shares of Fortis Tax-Free National Portfolio). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                                        YEAR ENDED SEPTEMBER 30
                                PERIOD ENDED:   ------------------------------------------------------------------------
                                10/31/2001(1)       2001           2000           1999           1998           1997
CLASS M -- PERIOD ENDED:        -------------   ------------   ------------   ------------   ------------   ------------
PER SHARE OPERATING
  PERFORMANCE
Net asset value, beginning of
  period                            $11.04         $10.49         $10.46         $11.36         $11.05         $10.74
Income from Investment
  Operations:
Net investment income (loss)          0.03           0.38           0.42           0.38           0.42           0.44
Net realized and unrealized
  gain (loss) on investments          0.11           0.56           0.02          (0.78)          0.34           0.31
                                   -------        -------        -------        -------        -------        -------
Total from investment
  operations                          0.14           0.94           0.44          (0.40)          0.76           0.75
Less distributions:
  Dividends from net
    investment income                (0.03)         (0.39)         (0.41)         (0.38)         (0.41)         (0.44)
  Distributions from capital
    gains                             0.00           0.00           0.00          (0.12)         (0.04)          0.00
  Return of capital                   0.00           0.00           0.00           0.00           0.00           0.00
                                   -------        -------        -------        -------        -------        -------
Total distributions                  (0.03)         (0.39)         (0.41)         (0.50)         (0.45)         (0.44)
                                   -------        -------        -------        -------        -------        -------
Net asset value, end of period      $11.15         $11.04         $10.49         $10.46         $11.36         $11.05
                                   =======        =======        =======        =======        =======        =======
TOTAL RETURN(2)                      1.27%          9.14%          4.29%         (3.61%)         6.95%          7.14%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  Thousands)                        $1,723         $1,701         $1,540         $1,752         $1,493         $1,287
Ratio of expenses to average
  net assets before waivers
  and Reimbursements                 1.95%(3)       1.97%          1.96%          1.94%          1.98%          1.95%
Ratio of expenses to average
  net assets after waivers and
  reimbursements                     1.95%(3)       1.97%          1.96%          1.94%          1.98%          1.95%
Ratio of net investment income
  (loss) to average net assets       3.21%(3)       3.49%          3.96%          3.56%          3.65%          4.02%
Portfolio turnover rate                 0%            28%            64%            89%            74%            71%

(1) For the one-month period ended October 31, 2001.
(2) These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions, without adjustment for sales charge.
(3) Annualized.

THE HARTFORD MUTUAL FUNDS                                                     57

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD TAX-FREE NATIONAL FUND -- CLASS N

The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Because no Class C shares were outstanding as of the date of this prospectus, the table presents performance information about the currently outstanding Class N shares of the fund (formerly Class C shares of Fortis Tax-Free National Portfolio). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                                           YEAR ENDED SEPTEMBER 30
                                  PERIOD ENDED:    ------------------------------------------------------------------------
                                  10/31/2001(1)        2001           2000           1999           1998           1997
CLASS N -- PERIOD ENDED:          --------------   ------------   ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period                               $11.02          $10.48         $10.45         $11.34         $11.04         $10.74
Income from Investment
  Operations:
Net investment income (loss)             0.03            0.38           0.42           0.39           0.41           0.43
Net realized and unrealized gain
  (loss) on investments                  0.11            0.56           0.02          (0.78)          0.34           0.31
                                     --------        --------       --------       --------       --------       --------
Total from investment operations         0.14            0.94           0.44          (0.39)          0.75           0.74
Less distributions:
  Dividends from net investment
    income                              (0.03)          (0.40)         (0.41)         (0.38)         (0.41)         (0.44)
  Distributions from capital
    gains                                0.00            0.00           0.00          (0.12)         (0.04)          0.00
  Return of capital                      0.00            0.00           0.00           0.00           0.00           0.00
                                     --------        --------       --------       --------       --------       --------
Total distributions                     (0.03)          (0.40)         (0.41)         (0.50)         (0.45)         (0.44)
                                     --------        --------       --------       --------       --------       --------
Net asset value, end of period         $11.13          $11.02         $10.48         $10.45         $11.34         $11.04
                                     ========        ========       ========       ========       ========       ========
TOTAL RETURN(2)                         1.27%           9.06%          4.30%         (3.53%)         6.86%          7.04%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)                             $538            $469           $289           $548           $493           $584
Ratio of expenses to average net
  assets before waivers and
  Reimbursements                        1.95%(3)        1.97%          1.96%          1.94%          1.98%          1.95%
Ratio of expenses to average net
  assets after waivers and
  reimbursements                        1.95%(3)        1.97%          1.96%          1.94%          1.98%          1.95%
Ratio of net investment income
  (loss) to average net assets          3.21%(3)        3.49%          3.96%          3.56%          3.65%          4.05%
Portfolio turnover rate                    0%             28%            64%            89%            74%            71%

(1) For the one-month period ended October 31, 2001.
(2) These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions, without adjustment for sales charge.
(3) Annualized.

 58                                                    THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD U.S. GOVERNMENT SECURITIES FUND -- CLASS E

The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Because no Class A shares were outstanding as of the date of this prospectus, the table presents performance information about the currently outstanding Class E shares of the fund (formerly Class E shares of Fortis U.S. Government Securities Fund). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                                              YEAR ENDED JULY 31
                                  PERIOD ENDED:    ------------------------------------------------------------------------
                                  10/31/2001(1)        2001           2000           1999           1998           1997
CLASS E -- PERIOD ENDED:          --------------   ------------   ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period                                $9.37           $8.86          $8.96          $9.30          $9.16          $8.87
Income from Investment
  Operations:
Net investment income (loss)             0.13            0.54           0.52           0.49           0.52           0.54
Net realized and unrealized gain
  (loss) on investments                  0.30            0.52          (0.10)         (0.34)          0.14           0.32
                                     --------        --------       --------       --------       --------       --------
Total from investment operations         0.43            1.06           0.42           0.15           0.66           0.86
Less distributions:
  Dividends from net investment
    income                              (0.13)          (0.55)         (0.52)         (0.49)         (0.52)         (0.54)
  Distributions from capital
    gains                                0.00            0.00           0.00           0.00           0.00          (0.03)
  Return of capital                      0.00            0.00           0.00           0.00           0.00           0.00
                                     --------        --------       --------       --------       --------       --------
Total distributions                     (0.13)          (0.55)         (0.52)         (0.49)         (0.52)         (0.57)
                                     --------        --------       --------       --------       --------       --------
Net asset value, end of period          $9.67           $9.37          $8.86          $8.96          $9.30          $9.16
                                     ========        ========       ========       ========       ========       ========
TOTAL RETURN(2)                         4.57%          12.30%          4.91%          1.56%          7.42%         10.07%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)                         $187,712        $182,170       $184,520       $254,096       $285,060       $324,643
Ratio of expenses to average net
  assets before waivers and
  reimbursements                        0.79%(3)        0.79%          0.79%          0.78%          0.79%          0.81%
Ratio of expenses to average net
  assets after waivers and
  reimbursements                        0.79%(3)        0.79%          0.79%          0.78%          0.79%          0.81%
Ratio of net investment income
  (loss) to average net assets          5.25%(3)        5.93%          5.96%          5.32%          5.62%          6.08%
Portfolio turnover rate                   32%            136%           181%            75%           118%           161%

(1) For the three-month period ended October 31, 2001.
(2) These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions, without adjustment for sales charge.
(3) Annualized.

THE HARTFORD MUTUAL FUNDS                                                     59

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD U.S. GOVERNMENT SECURITIES FUND -- CLASS M

The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Because no Class B shares were outstanding as of the date of this prospectus, the table presents performance information about the currently outstanding Class M shares of the fund (formerly Class B shares of Fortis U.S. Government Securities Fund). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                                              YEAR ENDED JULY 31
                                  PERIOD ENDED:    ------------------------------------------------------------------------
                                  10/31/2001(1)        2001           2000           1999           1998           1997
CLASS M -- PERIOD ENDED:          --------------   ------------   ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period                                $9.34           $8.83          $8.94          $9.28          $9.14          $8.86
Income from Investment
  Operations:
Net investment income (loss)             0.10            0.45           0.43           0.40           0.43           0.46
Net realized and unrealized gain
  (loss) on investments                  0.30            0.52          (0.10)         (0.34)          0.14           0.31
                                     --------        --------       --------       --------       --------       --------
Total from investment operations         0.40            0.97           0.33           0.06           0.57           0.77
Less distributions:
  Dividends from net investment
    income                              (0.10)          (0.46)         (0.44)         (0.40)         (0.43)         (0.47)
  Distributions from capital
    gains                                0.00            0.00           0.00           0.00           0.00          (0.02)
  Return of capital                      0.00            0.00           0.00           0.00           0.00           0.00
                                     --------        --------       --------       --------       --------       --------
Total distributions                     (0.10)          (0.46)         (0.44)         (0.40)         (0.43)         (0.49)
                                     --------        --------       --------       --------       --------       --------
Net asset value, end of period          $9.64           $9.34          $8.83          $8.94          $9.28          $9.14
                                     ========        ========       ========       ========       ========       ========
TOTAL RETURN(2)                         4.32%          11.24%          3.79%          0.53%          6.40%          8.95%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)                           $6,582          $5,284         $4,264         $4,703         $3,161         $2,826
Ratio of expenses to average net
  Assets before waivers and
  Reimbursements                        1.79%(3)        1.79%          1.79%          1.78%          1.79%          1.81%
Ratio of expenses to average net
  assets after waivers and
  reimbursements                        1.79%(3)        1.79%          1.79%          1.78%          1.79%          1.81%
Ratio of net investment income
  (loss) to average net assets          4.25%(3)        4.92%          4.96%          4.32%          4.62%          5.08%
Portfolio turnover rate                   32%            136%           181%            75%           118%           161%

(1) For the three-month period ended October 31, 2001.
(2) These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions, without adjustment for sales charge.
(3) Annualized.

 60                                                    THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD U.S. GOVERNMENT SECURITIES FUND -- CLASS N

The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Because no Class C shares were outstanding as of the date of this prospectus, the table presents performance information about the currently outstanding Class N shares of the fund (formerly Class C shares of Fortis U.S. Government Securities Fund). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                                              YEAR ENDED JULY 31
                                  PERIOD ENDED:    ------------------------------------------------------------------------
                                  10/31/2001(1)        2001           2000           1999           1998           1997
CLASS N -- PERIOD ENDED:          --------------   ------------   ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period                                $9.34           $8.83          $8.93          $9.27          $9.13          $8.85
Income from Investment
  Operations:
Net investment income (loss)             0.10            0.45           0.44           0.40           0.43           0.46
Net realized and unrealized gain
  (loss) on investments                  0.30            0.52          (0.10)         (0.34)          0.14           0.31
                                     --------        --------       --------       --------       --------       --------
Total from investment operations         0.40            0.97           0.34           0.06           0.57           0.77
Less distributions:
  Dividends from net investment
    income                              (0.10)          (0.46)         (0.44)         (0.40)         (0.43)         (0.47)
  Distributions from capital
    gains                                0.00            0.00           0.00           0.00           0.00          (0.02)
  Return of capital                      0.00            0.00           0.00           0.00           0.00           0.00
                                     --------        --------       --------       --------       --------       --------
Total distributions                     (0.10)          (0.46)         (0.44)         (0.40)         (0.43)         (0.49)
                                     --------        --------       --------       --------       --------       --------
Net asset value, end of period          $9.64           $9.34          $8.83          $8.93          $9.27          $9.13
                                     ========        ========       ========       ========       ========       ========
TOTAL RETURN(2)                         4.31%          11.24%          3.91%          0.52%          6.41%          8.96%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)                           $2,275          $1,603         $1,606         $3,071         $1,267         $1,444
Ratio of expenses to average net
  assets before waivers and
  Reimbursements                        1.79%(3)        1.79%          1.79%          1.78%          1.79%          1.81%
Ratio of expenses to average net
  assets after waivers and
  reimbursements                        1.79%(3)        1.79%          1.79%          1.78%          1.79%          1.81%
Ratio of net investment income
  (loss) to average net assets          4.25%(3)        4.92%          4.93%          4.32%          4.62%          5.07%
Portfolio turnover rate                   32%            136%           181%            75%           118%           161%

(1) For the three-month period ended October 31, 2001.
(2) These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions, without adjustment for sales charge.
(3) Annualized.

THE HARTFORD MUTUAL FUNDS                                                     61

                        PRIVACY POLICY AND PRACTICES OF
                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                       AND ITS AFFILIATES (THE HARTFORD)

             Applicable to The Hartford's United States Operations

WE AT THE HARTFORD value your trust and are committed to the responsible management, use, and protection of personal information. When we refer to "you" we mean those individuals who have provided us with personal information in conjunction with inquiring about, applying for, or obtaining, a financial product or service from The Hartford to be used primarily for personal, family or household purposes. All financial service companies collect a certain amount of personal information to service customers and administer business. This notice describes our policy regarding the collection, disclosure, and protection of personal information.

PERSONAL INFORMATION, as used in this notice, means information that identifies an individual personally and is not otherwise available to the public. It includes PERSONAL FINANCIAL INFORMATION such as credit history, income, financial benefits, policy or claim information. It also includes PERSONAL HEALTH INFORMATION such as individual medical records or information about an illness, disability or injury.

We collect personal information to service your transactions with us and to support our business operations. We may obtain personal information directly from you, from your transactions with us, and from third parties such as a consumer reporting agency. Depending on the type of product or service you apply for or obtain from us, personal information such as name, address, income, payment history or credit history may be gathered from sources such as applications, transactions and consumer reports.

To serve you and administer our business, we may share certain personal financial information, only as permitted by law, with affiliates, such as our insurance companies, our banks, our employee agents, our brokerage firms, and our administrators.

We may also share personal information, only as permitted by law, with unaffiliated third parties, including independent agents, brokerage firms, insurance companies, administrators and service providers who help us serve you and administer our business. In addition, as permitted by law, we may share certain personal financial information with other unaffiliated third parties who assist us by performing services or functions, such as conducting surveys, marketing our products or services, or offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your personal information with anyone for purposes unrelated to The Hartford's business operations without offering you the opportunity to "opt-out" or "opt-in" as required by law.

We only disclose personal health information with your proper written authorization or as otherwise permitted or required by law.

Our employees have access to personal information in the course of doing their jobs, which includes underwriting policies, paying claims, developing new products or advising customers of our products and services.

We use manual and electronic security procedures to maintain the confidentiality and integrity of personal information in our possession and guard against its unauthorized access. Some techniques we

 62                                                    THE HARTFORD MUTUAL FUNDS

                        PRIVACY POLICY AND PRACTICES OF
                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                 AND ITS AFFILIATES (THE HARTFORD) (CONTINUED)

employ to protect information include secured files, user authentication, encryption, firewall technology and the use of detection software.

We are responsible for identifying information that must be protected, providing an adequate level of protection for that data and granting access to protected data only to individuals who must use it in the performance of their job-related duties. Employees who violate our Privacy Policy will be subject to disciplinary action, which may include termination.

At the inception of our business relationship and annually after that, we will provide a copy of our current Privacy Policy to those individuals who have obtained our products or services and maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding personal information even when a business relationship no longer exists between us.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford:

First State Insurance Company; Hart Life Insurance Company; Hartford Accident & Indemnity Company; The Hartford Bank FSB; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services Company; Hartford Life & Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Lloyd's Insurance Company; Hartford Securities Distribution Company, Inc.; Hartford Specialty Company; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; International Corporate Marketing Group, Inc.; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Trumbull Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; Pacific Insurance Company, Limited; Planco Financial Services, Inc.; Property & Casualty Ins. Co. of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.

THE HARTFORD MUTUAL FUNDS                                                     63

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Two documents are available that offer further information on The Hartford Mutual Funds:

 ANNUAL/SEMIANNUAL REPORT
 TO SHAREHOLDERS

Additional information about each fund is contained in the financial statements and portfolio holdings in the fund's annual and semi-annual reports. In the fund's annual report you will also find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as the auditor's report.

 STATEMENT OF ADDITIONAL INFORMATION
 (SAI)

The SAI contains more detailed information on all aspects of the funds.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report for a fund and/or the SAI or for shareholder inquiries or other information about the funds, please contact the funds at:

 BY MAIL:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

 BY PHONE:

1-888-843-7824

 ON THE INTERNET:

www.hartfordinvestor.com

Or you may view or obtain these documents from the SEC:

 IN PERSON:

at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

 BY MAIL:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

 ON THE INTERNET OR BY E-MAIL:

Internet:  www.sec.gov

E-Mail:  publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBERS:
The Hartford Mutual Funds, Inc.                                        811-07589
Hartford-Fortis Series Fund, Inc.                                      811-00558

                                   PROSPECTUS
                                   FEBRUARY 19, 2002
                                   (as supplemented March 7, 2002)



                    The Hartford
                    Large Cap Funds

                              --------------------------------------------------

                              Advisers Fund
                              Dividend and Growth Fund
                              Focus Fund
                              Growth and Income Fund
                              Growth Fund
                              Stock Fund
                              Value Fund


          [The Hartford LOGO]

MFLCSF-2-02

                           THE HARTFORD MUTUAL FUNDS

                               CLASS A, CLASS B AND CLASS C SHARES

                               PROSPECTUS
                               FEBRUARY 19, 2002
                               (AS SUPPLEMENTED MARCH 7, 2002)


AS WITH ALL MUTUAL FUNDS, THE
SECURITIES AND EXCHANGE COMMISSION         THE HARTFORD LARGE CAP FUNDS
HAS NOT APPROVED OR DISAPPROVED            THE HARTFORD ADVISERS FUND
THESE SECURITIES OR PASSED UPON            THE HARTFORD DIVIDEND AND GROWTH FUND
THE ADEQUACY OF THIS PROSPECTUS.           THE HARTFORD FOCUS FUND
ANY REPRESENTATION TO THE CONTRARY         THE HARTFORD GROWTH AND INCOME FUND
IS A CRIMINAL OFFENSE.                     THE HARTFORD GROWTH FUND
                                           THE HARTFORD STOCK FUND
                                           THE HARTFORD VALUE FUND

                               THE HARTFORD MUTUAL FUNDS
                               P.O. BOX 64387
                               ST. PAUL, MN 55164-0387

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

INTRODUCTION
--------------------------------------------------------------------------------

Each fund described in this prospectus has its own investment strategy and risk/reward profile. This prospectus relates to the Class A, B and C shares of the funds.

Each fund, except the Focus Fund, is a diversified fund. The Focus Fund is a non-diversified fund.

Growth Fund is a series of Hartford-Fortis Series Fund, Inc. All other funds are series of The Hartford Mutual Funds, Inc.

Information on each fund, including risk factors for investing in diversified versus non-diversified funds, can be found on the pages following this introduction.

The investment manager to each fund is Hartford Investment Financial Services, LLC ("HIFSCO"). The day-to-day portfolio management of the funds is provided by an investment sub-adviser, Wellington Management Company, LLP ("Wellington Management"). Information regarding HIFSCO and Wellington Management is included under the section entitled "Management of the Funds" in this prospectus.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosures carefully before investing.

THE HARTFORD MUTUAL FUNDS                                                      1

CONTENTS
--------------------------------------------------------------------------------

A summary of each fund's goals,               The Hartford Advisers Fund                                 3
strategies, risks, performance and            The Hartford Dividend and Growth Fund                      7
expenses                                      The Hartford Focus Fund                                   10
                                              The Hartford Growth and Income Fund                       13
                                              The Hartford Growth Fund                                  16
                                              The Hartford Stock Fund                                   20
                                              The Hartford Value Fund                                   23
                                              Prior performance of similar funds                        25

Description of other investment               Investment strategies and investment matters              27
strategies and investment risks

Investment manager and management             Management of the funds                                   30
fee information

Information on your account                   About your account                                        32
                                              Choosing a share class                                    32
                                              How sales charges are calculated                          32
                                              Sales charge reductions and waivers                       33
                                              Opening an account                                        35
                                              Buying shares                                             36
                                              Selling shares                                            38
                                              Transaction policies                                      41
                                              Dividends and account policies                            43
                                              Additional investor services                              43

Further information on the funds              Financial highlights                                      45
                                              Privacy policy                                            62
                                              For more information                              back cover

 2                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD ADVISERS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Advisers Fund seeks maximum long-term total return.

INVESTMENT STRATEGY.  The fund allocates its assets among three categories:

  -  stocks,

  -  debt securities, and

  -  money market instruments.

The fund favors stocks issued by high-quality companies. The key characteristics of high-quality companies include a leadership position within an industry, a strong balance sheet, a high return on equity, sustainable or increasing dividends, a strong management team and a globally competitive position.

The debt securities (other than money market instruments) in which the fund primarily invests include securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities and securities rated investment grade (rated at least "BBB" by Standard & Poor's Corporation or "Baa" by Moody's Investors Service, Inc., or if unrated, securities deemed by Wellington Management to be of comparable quality). These debt securities include mortgage-backed securities issued by U.S. Government agencies and private entities. The fund is not restricted to any specific maturity term.

Asset allocation decisions are based on Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category. Wellington Management does not attempt to engage in short-term market timing among asset categories. As a result, shifts in asset allocation are expected to be gradual and continuous and the fund will normally have some portion of its assets invested in each asset category. There is no limit on the amount of fund assets that may be allocated to each asset category and the allocation is in Wellington Management's discretion.

The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

--------------------------------------------------------------------------------

MAIN RISKS. This fund is subject to, among others, stock market risk, interest rate risk, credit risk, income risk, prepayment risk and manager allocation risk. You could lose money as a result of your investment.

Stock market risk means that the stocks held by the fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Manager allocation risk refers to the possibility that Wellington Management could allocate assets in a manner that results in the fund underperforming its peers.

THE HARTFORD MUTUAL FUNDS                                                      3

                                                      THE HARTFORD ADVISERS FUND
--------------------------------------------------------------------------------

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

 CLASS A TOTAL RETURNS BY CALENDAR YEAR
 (EXCLUDES SALES CHARGES)

[Chart]

                                                                         CLASS A TOTAL RETURNS
                                                                         ---------------------
97                                                                                23.3
98                                                                               21.09
99                                                                               12.08
00                                                                                 0.9
01                                                                               -5.21

 During the periods shown in the bar chart, the highest quarterly return was 12.39% (2nd quarter, 1999) and the lowest quarterly return was -7.31% (3rd quarter, 2001)

 4                                                     THE HARTFORD MUTUAL FUNDS

                                                      THE HARTFORD ADVISERS FUND
--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2001
 (INCLUDES SALES CHARGES)

                                                                                      LIFE OF FUND
                                                                1 YEAR    5 YEARS   (SINCE 07/22/96)
   Class A Return Before Taxes                                 (10.42%)    8.62%         10.08%
   Class A Return After Taxes on Distributions                 (11.14%)    7.56%          9.02%
   Class A Return After Taxes on Distributions and Sale of
   Fund Shares                                                  (6.37%)    6.74%          7.99%
   Class B Return Before Taxes                                 (10.86%)    8.96%         10.35%
   Class C Return Before Taxes(1)                               (7.82%)    8.71%         10.24%
   S&P 500 Index (reflects no deduction for fees, expenses
   or taxes)                                                   (11.87%)   10.70%      13.04%(2)
   Lehman Brothers Government/Corporate Bond Index (reflects
   no deduction for fees, expenses or taxes)                      8.50%    7.37%       7.69%(2)

INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.

The Lehman Brothers Government/Corporate Bond Index is a broad based unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgaged-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.

(2) Return is from 7/31/1996 - 12/31/2001.

THE HARTFORD MUTUAL FUNDS                                                      5

                                                      THE HARTFORD ADVISERS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price
   (load)                                                      5.50%      5.00%      2.00%
   Maximum load imposed on purchases as a percentage of
   offering price                                              5.50%       None      1.00%
   Maximum deferred sales charge (load) (as a percentage of
   redemption proceeds)                                         None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.65%      0.65%      0.65%
   Distribution and service (12b-1) fees(2)                    0.35%      1.00%      1.00%
   Other expenses                                              0.32%      0.33%      0.25%
   Total annual operating expenses                             1.32%      1.98%      1.90%
   Fee waiver                                                  0.05%
   Net expenses(2)(3)(4)                                       1.27%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.

(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee to 0.30% through at least February 28, 2003. This waiver may be discontinued at any time thereafter.

(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.40%, 2.10% and 2.10%, respectively, through at least February 28, 2003. This policy may be discontinued at any time thereafter.

(4) Expense information in the table has been restated to reflect current fees.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                    CLASS A    CLASS B    CLASS C
   Year 1                                                     $  673     $  703     $  393
   Year 3                                                     $  943     $  927     $  696
   Year 5                                                     $1,233     $1,277     $1,125
   Year 10                                                    $2,056     $2,323     $2,316

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                 CLASS A    CLASS B    CLASS C
   Year 1                                                     $  673     $  203     $  293
   Year 3                                                     $  943     $  627     $  696
   Year 5                                                     $1,233     $1,077     $1,125
   Year 10                                                    $2,056     $2,323     $2,316

 6                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD DIVIDEND AND GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Dividend and Growth Fund seeks a high level of current income consistent with growth of capital by investing primarily in stocks.

INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks that typically have above average income yields and whose prospects for capital appreciation are considered favorable by Wellington Management. Under normal market and economic conditions at least 65% of the fund's total assets are invested in dividend-paying equity securities. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund tends to focus on securities of larger, well-established companies with market capitalizations similar to those of companies in the S&P 500 Index.

Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues and dividends.

As a key component of its fundamental analysis, Wellington Management evaluates a company's ability to sustain and potentially increase its dividend payments.

The fund's portfolio is broadly diversified by industry and company.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

THE HARTFORD MUTUAL FUNDS                                                      7

                                           THE HARTFORD DIVIDEND AND GROWTH FUND
--------------------------------------------------------------------------------

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

 CLASS A TOTAL RETURNS BY CALENDAR YEAR
 (EXCLUDES SALES CHARGES)

[Chart]

                                                                         CLASS A TOTAL RETURNS
                                                                         ---------------------
97                                                                               30.99
98                                                                               14.47
99                                                                                4.57
00                                                                               10.04
01                                                                               -4.57

 During the periods shown in the bar chart, the highest quarterly return was 15.85% (2nd quarter, 1999) and the lowest quarterly return was -8.91% (3rd quarter, 2001)

 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2001
 (INCLUDES SALES CHARGES)

                                                                                     LIFE OF FUND
                                                                1 YEAR    5 YEARS   (SINCE 7/22/96)
   Class A Return Before Taxes                                  (9.82%)    9.25%        11.33%
   Class A Return After Taxes on Distributions                 (10.47%)    8.37%        10.46%
   Class A Return After Taxes on Distributions and Sale of
   Fund Shares                                                  (5.75%)    7.36%         9.16%
   Class B Return Before Taxes                                 (10.26%)    9.59%        11.58%
   Class C Return Before Taxes(1)                               (7.19%)    9.38%        11.50%
   S&P 500 Index (reflects no deduction for fees, expenses
   or taxes)                                                   (11.87%)   10.70%        13.04%(2)

INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.

(2) Return is from 7/31/1996 - 12/31/2001.

 8                                                     THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD DIVIDEND AND GROWTH FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price
   (load)                                                      5.50%      5.00%      2.00%
   Maximum load imposed on purchases as a percentage of
   offering price                                              5.50%       None      1.00%
   Maximum deferred sales charge (load) (as a percentage of
   redemption proceeds)                                         None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.73%      0.73%      0.73%
   Distribution and service (12b-1) fees(2)                    0.35%      1.00%      1.00%
   Other expenses                                              0.33%      0.34%      0.26%
   Total annual operating expenses                             1.41%      2.07%      1.99%
   Fee waiver                                                  0.05%
   Net expenses(2)(3)(4)                                       1.36%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.

(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee to 0.30% through at least February 28, 2003. This waiver may be discontinued at any time thereafter.

(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.40%, 2.10% and 2.10%, respectively, through at least February 28, 2003. This policy may be discontinued at any time thereafter.

(4) Expense information in the table has been restated to reflect current fees.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                    CLASS A    CLASS B    CLASS C
   Year 1                                                     $  682     $  712     $  402
   Year 3                                                     $  970     $  955     $  724
   Year 5                                                     $1,279     $1,324     $1,171
   Year 10                                                    $2,152     $2,419     $2,411

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                 CLASS A    CLASS B    CLASS C
   Year 1                                                     $  682     $  212     $  302
   Year 3                                                     $  970     $  655     $  724
   Year 5                                                     $1,279     $1,124     $1,171
   Year 10                                                    $2,152     $2,419     $2,411

THE HARTFORD MUTUAL FUNDS                                                      9

THE HARTFORD FOCUS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Focus Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY. The fund invests primarily in equity securities of a relatively small number of large capitalization companies (stocks comprising the S&P 500 Index). The fund will typically hold stocks of 20-40 companies. Individual holdings typically constitute 3-5% of the fund's total assets and may constitute up to 10%. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

Wellington Management uses a two phase investment strategy. Using what is sometimes called a "top down" approach, Wellington Management analyzes the general economic and investment environment by evaluating such things as economic conditions, U.S. fiscal and monetary policy, demographic trends and investor sentiment. Through this process Wellington Management tries to anticipate trends and changes in various markets and in the overall economy to identify industries and sectors that will outperform the U.S. economy.

The "top down" analysis is followed by what is often called a "bottom up" approach, which is the use of fundamental analysis to select specific securities from industries and sectors identified in the top down analysis. Fundamental analysis involves the assessment of company-specific factors such as business environment, management quality, balance sheet, income statement, revenues, anticipated earnings and other related measures or indicators of value.

The key characteristics of companies in which the fund typically invests include:

  -  Accelerating earnings and earnings per share growth

  -  A strong balance sheet combined with a high return on equity

  -  Unrecognized or undervalued assets

  -  A strong management team

  -  A leadership position within an industry

  -  Sustainable or increasing dividends

  -  Positive investor sentiment

The fund will consider selling a security when:

  -  Downside risk equals upside potential

  -  Decreasing trend of earnings growth is exhibited

  -  Excessive valuations are reached

Annual portfolio turnover is expected to be in excess of 100%.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks. In addition, because the fund is non-diversified and therefore may take larger positions in individual issuers than most mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.

Wellington Management's strategy of combining top down and bottom up approaches also has a significant impact on the fund's performance. If the strategy does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful reliance on the top down, bottom up strategy and fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails substantial financial risk related to such companies.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial

 10                                                    THE HARTFORD MUTUAL FUNDS

                                                         THE HARTFORD FOCUS FUND
--------------------------------------------------------------------------------

information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and increase your taxable distributions.

THE HARTFORD MUTUAL FUNDS                                                     11

                                                         THE HARTFORD FOCUS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering
   price                                                       5.50%      5.00%      2.00%
   Maximum load imposed on purchases as a percentage of
   offering price                                              5.50%       None      1.00%
   Maximum deferred sales charge (load) (as a percentage of
   redemption proceeds)                                         None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             1.00%      1.00%      1.00%
   Distribution and service (12b-1) fees(2)                    0.35%      1.00%      1.00%
   Other expenses(5)                                           0.37%      0.38%      0.30%
   Total annual operating expenses                             1.72%      2.38%      2.30%
   Fee waiver                                                  0.07%      0.03%
   Net expenses(2)(3)(4)                                       1.65%      2.35%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.

(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee to 0.30% through at least February 28, 2003. This waiver may be discontinued at any time thereafter.

(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.65%, 2.35% and 2.35%, respectively, through at least February 28, 2003. This policy may be discontinued at any time thereafter.

(4) Expense information in the table has been restated to reflect current fees.

(5) Estimated.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                    CLASS A    CLASS B    CLASS C
   Year 1                                                     $  710     $  741      $433
   Year 3                                                     $1,060     $1,048      $819

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                 CLASS A    CLASS B    CLASS C
   Year 1                                                     $  710     $  241      $333
   Year 3                                                     $1,060     $  748      $819

 12                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Growth and Income Fund seeks growth of capital and current income by investing primarily in stocks with earnings growth potential and steady or rising dividends.

INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks that typically have steady or rising dividends and whose prospects for capital appreciation are considered favorable by Wellington Management. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

Wellington Management then complements its fundamental research with an internally-developed analytical approach. This analytical approach consists of both valuation and timeliness measures. Valuation factors focus on future dividend growth and cash flow to determine the relative attractiveness of different stocks in different industries. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

The fund's portfolio is broadly diversified by industry and company.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and

THE HARTFORD MUTUAL FUNDS                                                     13

                                             THE HARTFORD GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

 CLASS A TOTAL RETURNS
 BY CALENDAR YEAR
 (EXCLUDES SALES CHARGES)
[Chart]

                                                                         CLASS A TOTAL RETURNS
                                                                         ---------------------
99                                                                                20.8
00                                                                               -6.49
01                                                                                -8.5

 During the periods shown in the bar chart, the highest quarterly return was 15.26% (4th quarter, 1999) and the lowest quarterly return was -15.63% (3rd quarter, 2001)

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2001
 (INCLUDES SALES CHARGES)

                                      LIFE OF FUND
                          1 YEAR    (SINCE 04/30/98)
   Class A Return
   Before Taxes          (13.53%)         3.16%
   Class A Return
   After Taxes on
   Distributions         (13.52%)         2.83%
   Class A Return
   After Taxes on
   Distributions and
   Sale of Fund Shares    (8.21%)         2.58%
   Class B Return
   Before Taxes          (14.17%)         3.26%
   Class C Return
   Before Taxes(1)       (11.07%)         3.75%
   S&P 500 Index
   (reflects no
   deduction for fees,
   expenses or taxes)    (11.87%)         2.20%

INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.

 14                                                    THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price
   (load)                                                      5.50%      5.00%      2.00%
   Maximum load imposed on purchases as a percentage of
   offering price                                              5.50%       None      1.00%
   Maximum deferred sales charge (load) (as a percentage of
   redemption proceeds)                                         None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.80%      0.80%      0.80%
   Distribution and service (12b-1) fees(2)                    0.35%      1.00%      1.00%
   Other expenses                                              0.33%      0.34%      0.25%
   Total annual operating expenses                             1.48%      2.14%      2.05%
   Fee waiver                                                  0.05%
   Net expenses(2)(3)(4)                                       1.43%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.

(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee to 0.30% through at least February 28, 2003. This waiver may be discontinued at any time thereafter.

(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.45%, 2.15% and 2.15%, respectively, through at least February 28, 2003. This policy may be discontinued at any time thereafter.

(4) Expense information in the table has been restated to reflect current fees.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                      CLASS A    CLASS B    CLASS C
   Year 1                                                       $  689     $  719     $  408
   Year 3                                                       $  991     $  977     $  742
   Year 5                                                       $1,314     $1,360     $1,202
   Year 10                                                      $2,226     $2,492     $2,474

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                   CLASS A    CLASS B    CLASS C
   Year 1                                                       $  689     $  219     $  308
   Year 3                                                       $  991     $  677     $  742
   Year 5                                                       $1,314     $1,160     $1,202
   Year 10                                                      $2,226     $2,492     $2,474

THE HARTFORD MUTUAL FUNDS                                                     15

THE HARTFORD GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Growth Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its total assets in equity securities of growth companies. The key characteristics of growth companies favored by the fund include a leadership position within the industry, a strong balance sheet, a high return on equity, accelerating earnings, growth in earnings per share, unrecognized or undervalued assets and a strong management team. The fund may invest in companies with a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund uses a two-tiered investment strategy:

  - Using what is sometimes referred to as a "top down" approach, Wellington Management analyzes the general economic and investment environment. This includes an evaluation of economic conditions, U.S. fiscal and monetary policy, demographic trends and investor sentiment. Through this top down analysis, Wellington Management anticipates trends and changes in various markets and in the economy overall and identifies industries and sectors that are expected to outperform.

  - Concurrent with top down analysis, Wellington Management utilizes the "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and increase your taxable distributions.

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower. Because Class A, B and C shares have not been offered prior to the date of this

 16                                                    THE HARTFORD MUTUAL FUNDS

                                                        THE HARTFORD GROWTH FUND
--------------------------------------------------------------------------------

prospectus, performance history is based upon that of the fund's Class L, M and N shares, respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund's Class A, B and C shares would have been substantially similar to those of the fund's Class L, M and N shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C shares are higher than for the Class L, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

 CLASS A TOTAL RETURNS
 BY CALENDAR YEAR(1)
 (EXCLUDES SALES CHARGES)
[Chart]

                                                                         CLASS A TOTAL RETURNS
                                                                         ---------------------
92                                                                                6.62
93                                                                                2.79
94                                                                                2.53
95                                                                               21.57
96                                                                               18.56
97                                                                                23.8
98                                                                               29.63
99                                                                               34.67
00                                                                               -4.95
01                                                                               -14.6

 During the periods shown in the bar chart, the highest quarterly return was 29.80% (4th quarter, 1999) and the lowest quarterly return was -19.01% (3rd quarter, 2001)

(1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different operating expenses.

THE HARTFORD MUTUAL FUNDS                                                     17

                                                        THE HARTFORD GROWTH FUND
--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2001
 (INCLUDES SALES CHARGES)

                                                                                     10        SINCE
                                                              1 YEAR    5 YEARS    YEARS     INCEPTION
   Class A Return Before Taxes(1)                             (19.30%)  10.64%     10.38%        N/A
   Class A Return After Taxes on Distributions(1)             (19.30%)   6.73%      7.44%        N/A
   Class A Return After Taxes on Distributions and Sale of
   Fund Shares(1)                                             (11.76%)   5.52%      6.11%        N/A
   Class B Return Before Taxes(1)                             (19.52%)  10.61%        N/A     12.34%(2)
   Class C Return Before Taxes(1)                             (19.52%)  10.62%        N/A     12.34%(2)
   S&P 500 Index (reflects no deduction for fees, expenses
   or taxes)                                                  (11.88%)  10.69%     12.91%    14.74%(3)
   Russell 1000 Growth Index (reflects no deduction for
   fees, expenses or taxes)                                   (20.42%)   8.27%     10.80%    13.47%(3)

INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) The fund has changed its benchmark from the S&P 500 Index to the Russell 1000 Growth Index because the Russell 1000 Growth Index is better suited for the investment strategy of the fund.

(1) Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class L, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.

(2) Class B and Class C performance information is based on the inception date of Class M and Class N shares, 11/14/94.

(3) Return is from 11/30/1994 - 12/31/2001.

 18                                                    THE HARTFORD MUTUAL FUNDS

                                                        THE HARTFORD GROWTH FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price
   (load)                                                      5.50%      5.00%      2.00%
   Maximum load imposed on purchases as a percentage of
   offering price                                              5.50%       None      1.00%
   Maximum deferred sales charge (load) (as a percentage of
   redemption proceeds)                                         None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.80%      0.80%      0.80%
   Distribution and service (12b-1) fees(2)                    0.35%      1.00%      1.00%
   Other expenses                                              0.35%      0.36%      0.27%
   Total annual operating expenses                             1.50%      2.16%      2.07%
   Fee waiver                                                  0.05%      0.01%
   Net expenses(2)(3)(4)                                       1.45%      2.15%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.

(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee to 0.30% through at least February 28, 2003. This waiver may be discontinued at any time thereafter.

(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.45%, 2.15% and 2.15%, respectively, through at least February 28, 2003. This policy may be discontinued at any time thereafter.

(4) Expense information in the table has been restated to reflect current fees.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                    CLASS A    CLASS B    CLASS C
   Year 1                                                     $  689     $  718     $  408
   Year 3                                                     $  994     $  975     $  742
   Year 5                                                     $1,320     $1,359     $1,202
   Year 10                                                    $2,242     $2,326     $2,476

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                 CLASS A    CLASS B    CLASS C
   Year 1                                                     $  689     $  218     $  308
   Year 3                                                     $  994     $  675     $  742
   Year 5                                                     $1,320     $1,159     $1,202
   Year 10                                                    $2,242     $2,326     $2,476

THE HARTFORD MUTUAL FUNDS                                                     19

THE HARTFORD STOCK FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Stock Fund seeks long-term growth of capital, with income as a secondary consideration, by investing primarily in stocks.

INVESTMENT STRATEGY. The fund normally invests at least 80% of the fund's assets in the common stocks of high-quality companies. Many of the companies in which the fund invests have a history of paying dividends and are expected to continue paying dividends in the future. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. The fund invests in a diversified portfolio of primarily equity securities using a two-tiered investment strategy:

  - Using what is sometimes referred to as a "top down" approach, Wellington Management analyzes the general economic and investment environment. This includes an evaluation of economic conditions, U.S. fiscal and monetary policy, demographic trends, and investor sentiment. Through top down analysis, Wellington Management anticipates trends and changes in markets in the economy overall and identifies industries and sectors that are expected to outperform.

  - Top down analysis is followed by what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value.

The key characteristics of high-quality companies favored by the fund include a leadership position within an industry, a strong balance sheet, a high return on equity, sustainable or increasing dividends, a strong management team and a globally competitive position.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

 20                                                    THE HARTFORD MUTUAL FUNDS

                                                         THE HARTFORD STOCK FUND
--------------------------------------------------------------------------------

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

 CLASS A TOTAL RETURNS
 BY CALENDAR YEAR
 (EXCLUDES SALES CHARGES)
[Chart]

                                                                         CLASS A TOTAL RETURNS
                                                                         ---------------------
97                                                                               31.78
98                                                                               31.33
99                                                                               22.31
00                                                                               -5.09
01                                                                              -13.73

 During the periods shown in the bar chart, the highest quarterly return was 20.30% (4th quarter, 1998) and the lowest quarterly return was -14.48% (3rd quarter, 2001)

 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2001
 (INCLUDES SALES CHARGES)

                                                                                     LIFE OF FUND
                                                               1 YEAR    5 YEARS   (SINCE 07/22/96)
   Class A Return Before Taxes                                (18.47%)   10.37%         12.42%
   Class A Return After Taxes on Distributions                (18.51%)    9.99%         12.04%
   Class A Return After Taxes on Distributions and Sale of
   Fund Shares                                                (11.24%)    8.65%         10.43%
   Class B Return Before Taxes                                (19.34%)   10.71%         12.69%
   Class C Return Before Taxes(1)                             (16.21%)   10.45%         12.57%
   S&P 500 Index (reflects no deduction for fees, expenses
   or taxes)                                                  (11.87%)   10.70%         13.04%(2)

INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.

(2) Return is from 7/31/1996 - 12/31/2001.

THE HARTFORD MUTUAL FUNDS                                                     21

                                                         THE HARTFORD STOCK FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price
   (load)                                                      5.50%      5.00%      2.00%
   Maximum load imposed on purchases as a percentage of
   offering price                                              5.50%       None      1.00%
   Maximum deferred sales charge (load) (as a percentage of
   redemption proceeds)                                         None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.70%      0.70%      0.70%
   Distribution and service (12b-1) fees(2)                    0.35%      1.00%      1.00%
   Other expenses                                              0.32%      0.33%      0.24%
   Total annual operating expenses                             1.37%      2.03%      1.94%
   Fee waiver                                                  0.05%
   Net expenses(2)(3)(4)                                       1.32%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.

(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee to 0.30% through at least February 28, 2003. This waiver may be discontinued at any time thereafter.

(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.45%, 2.15% and 2.15%, respectively, through at least February 28, 2003. This policy may be discontinued at any time thereafter.

(4) Expense information in the table has been restated to reflect current fees.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                    CLASS A    CLASS B    CLASS C
   Year 1                                                     $  678     $  708     $  397
   Year 3                                                     $  958     $  943     $  709
   Year 5                                                     $1,258     $1,303     $1,145
   Year 10                                                    $2,110     $2,376     $2,358

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                 CLASS A    CLASS B    CLASS C
   Year 1                                                     $  678     $  208     $  297
   Year 3                                                     $  958     $  643     $  709
   Year 5                                                     $1,258     $1,103     $1,145
   Year 10                                                    $2,110     $2,376     $2,358

 22                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Value Fund seeks long-term total return.

INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of companies with market capitalizations above $3 billion. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

The fund's investment approach is based on the fundamental analysis of companies with large market capitalizations and estimated below-average price-to-earnings ratio. Fundamental analysis involves the assessment of company-specific factors such as its business environment, management, balance sheet, income statement, cash flow, anticipated earnings, hidden or undervalued assets, dividends, and other related measures of value. The typical purchase candidate may be characterized as an overlooked company with sound fundamentals. Holdings are frequently in viable, growing businesses with good financial strength in industries that are temporarily out of favor and under-researched by institutions, but provide the potential for above-average total returns and which sell at estimated below-average price-to-earnings multiples. Portfolio construction is driven primarily by security selection. Market timing is not employed, and limited consideration is given to economic analysis in establishing sector and industry weightings. The portfolio employs what is often called a "bottom up" approach, which is the use of fundamental analysis to select specific securities from a variety of industries. Fundamental analysis involves the assessment of company-specific factors such as business environment, management quality, balance sheet, income statement, revenues, anticipated earnings and other related measures or indicators of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment. The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

THE HARTFORD MUTUAL FUNDS                                                     23

                                                         THE HARTFORD VALUE FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price
   (load)                                                      5.50%      5.00%      2.00%
   Maximum load imposed on purchases as a percentage of
   offering price                                              5.50%       None      1.00%
   Maximum deferred sales charge (load) (as a percentage of
   redemption proceeds)                                         None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.80%      0.80%      0.80%
   Distribution and service (12b-1) fees(2)                    0.35%      1.00%      1.00%
   Other expenses                                              0.54%      0.54%      0.47%
   Total annual operating expenses                             1.69%      2.34%      2.27%
   Fee waiver                                                  0.24%      0.19%      0.12%
   Net expenses(2)(3)(4)                                       1.45%      2.15%      2.15%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.

(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee to 0.30% through at least February 28, 2003. This waiver may be discontinued at any time thereafter.

(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.45%, 2.15% and 2.15%, respectively, through at least February 28, 2003. This policy may be discontinued at any time thereafter.

(4) Expense information in the table has been restated to reflect current fees.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                    CLASS A    CLASS B    CLASS C
   Year 1                                                     $  690     $  720     $  418
   Year 3                                                     $1,035     $1,020     $  798
   Year 5                                                     $1,402     $1,446     $1,304
   Year 10                                                    $2,431     $2,685     $2,692

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITH REDEMPTION)                                      CLASS A    CLASS B    CLASS C
   Year 1                                                       $  690     $  220     $  318
   Year 3                                                       $1,035     $  720     $  798
   Year 5                                                       $1,402     $1,246     $1,304
   Year 10                                                      $2,431     $2,685     $2,692

 24                                                    THE HARTFORD MUTUAL FUNDS

PRIOR PERFORMANCE OF SIMILAR FUNDS
--------------------------------------------------------------------------------

Because the mutual funds that are the subject of this prospectus (the "Retail Funds") began operations in July 1996, or later, they have limited operating and performance histories. However, the Advisers Fund, Dividend and Growth Fund and Stock Fund are modeled after existing funds (the "HLS Funds") that are managed by the same portfolio managers at Wellington Management and have investment objectives, policies and strategies substantially similar to those of the corresponding funds. Depending on the fund involved, similarity of investment characteristics may involve factors such as industry diversification, country diversification, portfolio beta, portfolio quality, average maturity of fixed-income assets, equity/non-equity mixes, and individual holdings. The HLS Funds are used as investment vehicles for the assets of variable annuity and variable life insurance contracts issued by The Hartford's affiliates and for certain qualified retirement plans. The HLS Funds listed below are ones advised by The Hartford's affiliates and sub-advised by Wellington Management with substantially similar investment objectives, policies and strategies to their Retail Fund counterparts. Below you will find information about the performance of these HLS Funds.

The table below sets forth each fund, its corresponding HLS Fund, and their respective inception dates and asset sizes as of December 31, 2001. Any fund's future performance may be greater or less than the performance of the corresponding HLS Fund due to, among other things, differences in inception dates, expenses, asset sizes and cash flows.

FUND, INCEPTION DATE*, ASSET SIZE              CORRESPONDING HLS FUND, INCEPTION DATE, ASSET SIZE
---------------------------------              --------------------------------------------------
Advisers                                       Hartford Advisers HLS Fund, Inc.
(July 1, 1996)                                 (March 31, 1983)
$2,406,369,132                                 $12,357,770,001

Dividend and Growth                            Hartford Dividend and Growth HLS Fund, Inc.
(July 1, 1996)                                 (March 8, 1994)
$962,304,686                                   $3,344,621,834

Stock                                          Hartford Stock HLS Fund, Inc.
(July 1, 1996)                                 (August 31, 1977)
$2,164,056,004                                 $8,106,117,528

* The funds were initially seeded on July 1, 1996 and became effective and open for investment on July 22, 1996.

THE HARTFORD MUTUAL FUNDS                                                     25

The following table shows the average annualized total returns for the HLS Funds for the one, three, five and ten year (or life of the HLS Fund, if shorter) periods ended December 31, 2001. These figures are based on the actual gross investment performance of the HLS Funds. From the gross investment performance figures, the maximum Total Fund Operating Expenses for each corresponding Retail Fund are deducted to arrive at the net return. Please remember that past performance is not indicative of future returns.

                                                                                             10 YEARS OR
                          HLS FUND                            1 YEAR   3 YEARS   5 YEARS   SINCE INCEPTION
                          --------                            ------   -------   -------   ---------------
HARTFORD ADVISERS HLS FUND, INC. (INCEPTION 3/31/83)
   Class A expenses plus maximum load                         (10.55%)  (1.10%)    8.13%         9.70%
   Class A expenses with no load(1)                           (5.34%)    0.78%     9.36%        10.32%
   Class B expenses with redemption                           (11.00%)  (0.93%)    8.31%         9.55%
   Class B expenses without redemption                        (6.00%)    0.08%     8.60%         9.55%
   Class C expenses with maximum load and redemption          (7.94%)   (0.26%)    8.38%         9.44%
   Class C expenses without load or redemption                (6.00%)    0.08%     8.60%         9.55%
HARTFORD DIVIDEND AND GROWTH HLS FUND, INC. (INCEPTION
  3/8/94)
   Class A expenses plus maximum load                         (9.97%)    1.22%     9.43%        13.19%
   Class A expenses with no load(1)                           (4.73%)    3.14%    10.67%        14.01%
   Class B expenses with redemption                           (10.39%)   1.46%     9.62%        13.16%
   Class B expenses without redemption                        (5.39%)    2.42%     9.90%        13.21%
   Class C expenses with maximum load and redemption          (7.34%)    2.08%     9.68%        13.07%
   Class C expenses without load or redemption                (5.39%)    2.42%     9.90%        13.21%
HARTFORD STOCK HLS FUND, INC. (INCEPTION 8/31/77)
   Class A expenses plus maximum load                         (17.85%)  (3.56%)    9.04%        11.72%
   Class A expenses with no load(1)                           (13.07%)  (1.72%)   10.29%        12.35%
   Class B expenses with redemption                           (18.68%)  (3.47%)    9.24%        11.57%
   Class B expenses without redemption                        (13.68%)  (2.41%)    9.52%        11.57%
   Class C expenses with maximum load and redemption          (15.54%)  (2.73%)    9.30%        11.45%
   Class C expenses without load or redemption                (13.68%)  (2.41%)    9.52%        11.57%

---------------
(1) Certain persons may purchase Class A Shares that are not subject to the Class A Initial Sales Charge and certain other persons may purchase Class A Shares subject to less than the maximum Initial Sales Charge (see "Sales Charge Reductions and Waivers" in this Prospectus).

 26                                                    THE HARTFORD MUTUAL FUNDS

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

 INVESTMENT RISKS GENERALLY

There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

The different types of securities, investments, and investment techniques used by each fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). As described below, an investment in certain of the funds entails special additional risks as a result of their ability to invest a substantial portion of their assets in foreign investments or securities of small capitalization companies.

 USE OF MONEY MARKET INVESTMENTS FOR
 TEMPORARY DEFENSIVE PURPOSES

From time to time, as part of its principal investment strategy, each fund may invest some or all of its assets in high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of upswings and limit its ability to meet its investment objective.

 USE OF OPTIONS, FUTURES AND
 OTHER DERIVATIVES

Although not a principal investment strategy, each fund may purchase and sell options, enter into futures contracts or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies or interest rates. These techniques permit a fund to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

These techniques are also used to manage risk by hedging a fund's portfolio investments. Hedging techniques may not always be available to the funds, and it may not always be feasible for a fund to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the manager expected. As a result, the use of these techniques may result in losses to a fund or increase volatility in a fund's performance.

 FOREIGN INVESTMENTS

The funds may invest in securities of foreign issuers and non-dollar securities as part of their principal investment strategy.

Investments in the securities of foreign issuers or investments in non-dollar securities involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock

THE HARTFORD MUTUAL FUNDS                                                     27
markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets) and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to execute such transactions. The inability of a fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

 FOREIGN INVESTMENTS AND EMERGING
 MARKETS

The funds may invest in foreign investments and emerging markets, but not as a principal investment strategy.

The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.

 SMALL CAPITALIZATION COMPANIES

The funds may hold securities of small capitalization companies, but not as a principal investment strategy.

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with

 28                                                    THE HARTFORD MUTUAL FUNDS
small company stocks are often higher than those of larger capitalization companies.

 ABOUT EACH FUND'S INVESTMENT GOAL

Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal.

 CONSEQUENCES OF PORTFOLIO
 TRADING PRACTICES

Focus Fund and Growth Fund are expected to have relatively high portfolio turnover. The other funds may, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses for a fund and higher taxable distributions to the fund's shareholders. The funds are not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.

 TERMS USED IN THIS PROSPECTUS

Equity Securities: Equity securities include common stock, preferred stock, securities convertible into common stock and warrants or rights to acquire common stock.

Foreign Issuers: (1) Companies organized outside the United States, (2) foreign governments and agencies or instrumentalities of foreign governments and (3) issuers whose economic fortunes and risks are primarily linked with markets outside the United States.

Non-Dollar Securities: Securities denominated or quoted in foreign currency or paying income in foreign currency.

Stock Fund's name suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the Investment Company Act of 1940 (the "1940 Act"), the fund has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets in investments of the type suggested by its name. For this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. The fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of the fund may be changed at any time by a vote of the fund's board of directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by the fund of its 80% investment policy.

 ADDITIONAL INVESTMENT STRATEGIES
 AND RISKS

Each fund may invest in various securities and engage in various investment techniques which are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the fund (see back cover for address and phone number).

THE HARTFORD MUTUAL FUNDS                                                     29

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

 THE INVESTMENT MANAGER

Hartford Investment Financial Services, LLC is the investment manager to each fund. HIFSCO is a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $181.2 billion in assets as of December 31, 2001. At the same time, HIFSCO had over $16 billion in assets under management. HIFSCO is responsible for the management of each fund and supervises the activities of the investment sub-adviser described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

 THE INVESTMENT SUB-ADVISER

Wellington Management Company, LLP is the investment sub-adviser to each of the funds. Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2001 Wellington Management had investment management authority over approximately $311 billion in assets. Wellington Management is principally located at 75 State Street, Boston, Massachusetts 02109.

 MANAGEMENT FEES

Each fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund's average daily net asset value as follows:

ADVISERS FUND AND DIVIDEND AND GROWTH FUND

NET ASSET VALUE                         ANNUAL RATE
---------------                         -----------
First $500,000,000                         0.75%
Next $500,000,000                          0.65%
Amount Over $1 Billion                     0.60%

FOCUS FUND

NET ASSET VALUE                         ANNUAL RATE
---------------                         -----------
First $500,000,000                         1.00%
Next $500,000,000                          0.95%
Amount Over $1 Billion                     0.90%

GROWTH FUND

NET ASSET VALUE                         ANNUAL RATE
---------------                         -----------
First $100,000,000                         1.00%
Next $150,000,000                          0.80%
Amount Over $250 Million                   0.70%

GROWTH AND INCOME FUND, STOCK FUND AND VALUE FUND

NET ASSET VALUE                         ANNUAL RATE
---------------                         -----------
First $500,000,000                         0.80%
Next $500,000,000                          0.70%
Amount Over $1 Billion                     0.65%

For each fund's fiscal year ended October 31, 2001, the investment management fees paid to HIFSCO, expressed as a percentage of average net assets, were as follows:

FUND NAME                                 10/31/2001
---------                                 ----------
The Hartford Advisers Fund                  0.65%
The Hartford Dividend and Growth Fund       0.73%
The Hartford Focus Fund(1)(2)               1.00%
The Hartford Growth and Income Fund         0.80%
The Hartford Growth Fund(2)(3)              0.77%
The Hartford Stock Fund                     0.70%
The Hartford Value Fund(2)(4)               0.80%

---------------
(1) Fund commenced operations May 24, 2001.

(2) Annualized.

(3) Does not include an amount received by the fund's previous investment adviser for the period prior to April 2, 2001.

(4) Fund commenced operations April 30, 2001.

 30                                                    THE HARTFORD MUTUAL FUNDS

 PORTFOLIO MANAGERS OF THE FUNDS

The following persons or teams have had primary responsibility for the day-to-day management of each indicated fund's portfolio since the date stated below.

ADVISERS FUND Paul D. Kaplan and Rand L. Alexander, Senior Vice Presidents of Wellington Management, have served as co-portfolio managers of the fund since its inception (1996). Mr. Kaplan joined Wellington Management in 1982 and has been an investment professional since 1974. Mr. Alexander joined Wellington Management in 1990 and has been an investment professional since 1976.

DIVIDEND AND GROWTH FUND The fund is managed by Edward P. Bousa. Mr. Bousa is Vice President of Wellington Management and has served as portfolio manager of the fund since July, 2001. Mr. Bousa joined Wellington Management in 2000 and has been an investment professional since 1980. Previously Mr. Bousa was employed by Putnam Investments from 1992-2000, Fidelity Management Trust Company from 1984-1992, and Louis Dreyfus Corporation from 1980-1982.

FOCUS FUND The fund is managed by Rand L. Alexander, with Maya K. Bittar as associate portfolio manager.

Mr. Alexander is Senior Vice President of Wellington Management and has served as portfolio manager of the fund since its inception in 1996. Mr. Alexander joined Wellington Management in 1990 and has been an investment professional since 1976.

Ms. Bittar is Vice President of Wellington Management and has been associate portfolio manager of the fund since July, 2001. She joined Wellington Management in 1998 and has been an investment professional since 1986. Previously she was employed by Firstar Investment Research and Management Company from 1993-1998, McMahan Securities Company, L.P. from 1992-1993 and by Firstar Corporation from 1986-1988.

GROWTH AND INCOME FUND James A. Rullo, Senior Vice President of Wellington Management, has served as portfolio manager of the fund since its inception
(1998). Mr. Rullo joined Wellington Management in 1994 and has been an investment professional since 1987.

GROWTH FUND Andrew J. Shilling has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Shilling, Vice President of Wellington Management, joined Wellington Management in 1994.

STOCK FUND The fund is managed by Rand L. Alexander, with Maya K. Bittar as associate portfolio manager.

Mr. Alexander is Senior Vice President of Wellington Management and has served as portfolio manager of the fund since its inception in 1996. Mr. Alexander joined Wellington Management in 1990 and has been an investment professional since 1976.

Ms. Bittar is Vice President of Wellington Management and has been associate portfolio manager of the fund since July, 2001. She joined Wellington Management in 1998 and has been an investment professional since 1986. Previously she was employed by Firstar Investment Research and Management Company from 1993-1998, McMahan Securities Company, L.P. from 1992-1993 and by Firstar Corporation from 1986-1988.

VALUE FUND This fund is managed by Wellington Management using a team of analysts led by John R. Ryan that specialize in value oriented investing. John
R. Ryan is a Senior Vice President and Managing Partner of Wellington Management. He joined Wellington Management in 1981 and has been an investment professional since 1981.

THE HARTFORD MUTUAL FUNDS                                                     31

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

 CHOOSING A SHARE CLASS

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. Your financial representative can help you decide. For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

Each class has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Generally, it is more advantageous for an investor that is considering an investment in Class B shares of more than $500,000 or an investment in Class C shares of more than $1,000,000 to invest in Class A shares instead.

 CLASS A

- Front-end sales charges, as described under the subheading "How Sales Charges are Calculated".

- Distribution and service (12b-1) fees of 0.35% (currently 0.30% due to waiver by the distributor).

 CLASS B

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00%.

- A deferred sales charge, as described on the following page.

- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

 CLASS C

- 1% front-end sales charge.

- Distribution and service (12b-1) fees of 1.00%.

- A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

 HOW SALES CHARGES ARE CALCULATED

CLASS A sales charges and commissions paid to dealers for the funds are listed below. The offering price includes the front end sales load.

                                                    DEALER
                       AS A % OF     AS A %     COMMISSION AS
                       OFFERING      OF NET     PERCENTAGE OF
YOUR INVESTMENT          PRICE     INVESTMENT   OFFERING PRICE
Less than $50,000        5.50%       5.82%          4.75%
$ 50,000 -- $99,999      4.50%       4.71%          4.00%
$100,000 -- $249,999     3.50%       3.63%          3.00%
$250,000 -- $499,999     2.50%       2.56%          2.00%
$500,000 -- $999,999     2.00%       2.04%          1.75%
$1 million or more(1)    0%          0%            0%

(1) Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge
    (CDSC) of 1% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

 32                                                    THE HARTFORD MUTUAL FUNDS

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million. This commission schedule may also apply to certain sales of Class A shares made to investors which qualify under any of the last four categories listed under "Waivers for Certain Investors".

CLASS B shares are offered at their net asset value per share, without any initial sales charge. However, you may be charged a contingent deferred sales charge (CDSC) on shares you sell within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

YEARS AFTER
PURCHASE                                      CDSC
1st year                                     5.00%
2nd year                                     4.00%
3rd year                                     3.00%
4th year                                     3.00%
5th year                                     2.00%
6th year                                     1.00%

CLASS C sales charges for all funds, regardless of the amount that is being purchased, are as follows:


 FRONT-END SALES CHARGE

                            DEALER
                          COMMISSION
AS A % OF    AS A % OF   AS PERCENTAGE
OFFERING        NET       OF OFFERING
PRICE        INVESTMENT      PRICE

   1.00%       1.01%         1.00%

YEARS AFTER
PURCHASE                                      CDSC
1st year                                     1.00%
After 1 year                                 None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies the fund redeems shares in the following order:
(1) shares representing an increase over the original purchase cost, (2) shares acquired through reinvestment of dividends and capital gains distributions, (3) Class B shares held for over 6 years or Class C shares held over 1 year, and (4) Class B shares held the longest during the six-year period.

Although the funds do not charge a transaction fee, you may be charged a fee by brokers for the purchase or sale of the funds' shares through that broker. This transaction fee is separate from any sales charge that the funds may apply.

 SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGES There are several ways you can combine multiple purchases of Class A shares of the funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner:

- ACCUMULATION PRIVILEGE -- lets you add the value of any shares of The Hartford Mutual Funds (including The Hartford Money Market Fund, which, like the other Hartford Mutual Funds not discussed herein, is offered through a separate prospectus) you or members of your family already own to the amount of your next Class A investment for purposes of calculating the sales charge. In addition, if you are a natural person who owns certain annuities or variable life insurance products that are issued by entities associated with The Hartford, the current account value of your contract or policy will be included. The eligible annuity and life insurance products are discussed in the funds' Statement of Additional Information. Participants in retirement plans receive breakpoints at the plan level. You must notify your broker, and your broker must notify the funds, that you are eligible for this privilege each time you make a purchase.

THE HARTFORD MUTUAL FUNDS                                                     33

- LETTER OF INTENT -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

- COMBINATION PRIVILEGE -- lets you combine Class A shares of multiple Hartford Mutual Funds for purposes of calculating the sales charge.

CDSC WAIVERS As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

- to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

- because of shareholder death or disability,

- because of the death or disability of the grantor of a living trust,

- under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

- for retirement plans under the following circumstances:

     (1) to return excess contributions,

     (2) hardship withdrawals as defined in the plan,

     (3) under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

     (4) to meet minimum distribution requirements under the Internal Revenue Code,

     (5) to make "substantially equal payments" as described in Section 72(t) of the Internal Revenue Code, and

     (6) after separation from service.

REINSTATEMENT PRIVILEGE If you sell shares of a fund, you may reinvest some or all of the proceeds in the same share class of any of The Hartford Mutual Funds within 180 days without a sales charge, as long as the transfer agent is notified before you invest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

WAIVERS FOR CERTAIN INVESTORS Class A shares may be offered without front-end sales charges to the following individuals and institutions:

- selling brokers and their employees and sales representatives,

- financial representatives utilizing fund shares in fee-based investment products under a signed agreement with the funds,

- present or former officers, directors and employees (and their families) of the funds, The Hartford, Wellington Management, the transfer agent, and their affiliates,

- individuals purchasing shares with the proceeds from shares redeemed from another fund complex within the last 60 days on which an initial or contingent deferred sales charge was paid (1% CDSC applies if redeemed within 18 months),

- individuals purchasing shares with the proceeds from an eligible rollover distribution from a Hartford Life Insurance Company variable annuity contract or funding agreement within a 457, 403(b) or governmental 401 plan,

- participants in certain retirement plans with at least 100 participants or $500,000 in plan assets,

- participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator,

- one or more members of a group (including spouses and dependent children) of at least 100 persons engaged, or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1% CDSC applies if redeemed within 18 months),

- as described further in the Statement of Additional Information, certain individuals who owned, as of February 19, 2002, shares of Growth Fund.

 34                                                    THE HARTFORD MUTUAL FUNDS

The 1% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

CLASS C shares may be purchased without a front-end sales charge when purchased through a broker-dealer that has entered into an agreement with the distributor to waive this charge.

ADDITIONAL COMPENSATION TO BROKERS In addition to the commissions described above, the distributor pays additional compensation to dealers based on a number of factors described in the funds' SAI. This additional compensation is not paid by you.

 OPENING AN ACCOUNT

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES: If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. In addition, some of the funds offered in this prospectus may not be available in your retirement plan. You should check with your retirement plan administrator or financial representative for further details.

1 Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investment for each fund is as follows:

    - non-retirement accounts: $500

    - retirement accounts: $250

    - Automatic Investment Plans: $25 to open; you must invest at least $25 a month

    - subsequent investments: $25

  Minimum investment amounts may be waived for certain retirement accounts including IRAs and present or former officers, directors and employees and their families of The Hartford, Wellington Management and their affiliates.

3 Complete the appropriate parts of the account application including any privileges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions and you hold the shares through a financial representative or retirement plan, please contact your financial representative or plan administrator. If you hold the shares directly with the fund, please call the transfer agent at the number shown below.

4 Make your initial investment selection. You, your financial representative or plan administrator can initiate any purchase, exchange or sale of shares.

                      ADDRESS:                                             PHONE NUMBER:
              THE HARTFORD MUTUAL FUNDS                                   1-888-843-7824
                   P.O. BOX 64387                       OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
               ST. PAUL, MN 55164-0387                   ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.


THE HARTFORD MUTUAL FUNDS                                                     35

 BUYING SHARES

                OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
 BY CHECK
  CHECK ICON                                               - Make out a check for the investment
                - Make out a check for the investment        amount, payable to "The Hartford
                  amount, payable to "The Hartford           Mutual Funds".
                  Mutual Funds".
                                                           - Fill out the detachable investment
                - Deliver the check and your completed       slip from an account statement. If no
                  application to your financial              slip is available, include a note
                  representative, plan administrator or      specifying the fund name, your share
                  mail to the address listed below.          class, your account number and the
                                                             name(s) in which the account is
                                                             registered.

                                                           - Deliver the check and your investment
                                                             slip or note to your financial
                                                             representative, plan administrator or
                                                             mail to the address listed below.
BY EXCHANGE
EXCHANGE ICON   - Call your financial representative,      - Call your financial representative,
                  plan administrator or the transfer         plan administrator or the transfer
                  agent at the number below to request       agent at the number below to request
                  an exchange. The minimum exchange          an exchange. The minimum exchange
                  amount is $500 per fund.                   amount is $500 per fund.
BY WIRE
  WIRE ICON     - Deliver your completed application to    - Instruct your bank to wire the amount
                  your financial representative, or          of your investment to:
                  mail it to the address below.                  U.S. Bank National Association
                                                                 ABA #091000022,
                - Obtain your account number by calling          credit account no. 1-702-2514-1341
                  your financial representative or the           The Hartford Mutual Funds Purchase
                  phone number below.                            Account
                                                                 For further credit to: (your name)
                - Instruct your bank to wire the amount          Hartford Mutual Funds Account
                  of your investment to:                         Number: (your account number)
                    U.S. Bank National Association
                    ABA #091000022,                        Specify the fund name, your share
                    credit account no. 1-702-2514-1341     class, your account number and the
                    The Hartford Mutual Funds Purchase     name(s) in which the account is
                    Account                                registered. Your bank may charge a
                    For further credit to: (your name)     fee to wire funds.
                    Hartford Mutual Funds Account
                    Number: (your account number)

                Specify the fund name, your choice of
                share class, the new account number
                and the name(s) in which the account
                is registered. Your bank may charge a
                fee to wire funds.

                      ADDRESS:                                             PHONE NUMBER:
              THE HARTFORD MUTUAL FUNDS                                   1-888-843-7824
                   P.O. BOX 64387                        OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
               ST. PAUL, MN 55164-0387                    ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

 36                                                    THE HARTFORD MUTUAL FUNDS

 BY PHONE
                                                           - Verify that your bank or credit union
  PHONE ICON    - See "By Wire" and "By Exchange".           is a member of the Automated Clearing
                                                             House (ACH) system.
                                                           - Complete the "Telephone Exchanges and
                                                             Telephone Redemption" and "Bank
                                                             Account or Credit Union Information"
                                                             sections on your account application.
                                                           - Call the transfer agent at the number
                                                             below to verify that these features
                                                             are in place on your account.
                                                           - Tell the transfer agent
                                                             representative the fund name, your
                                                             share class, your account number, the
                                                             name(s) in which the account is
                                                             registered and the amount of your
                                                             investment.

To open or add to an account using the Automatic Investment Plan, see "Additional Investor Services".

                      ADDRESS:                                             PHONE NUMBER:
              THE HARTFORD MUTUAL FUNDS                                   1-888-843-7824
                   P.O. BOX 64387                        OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
               ST. PAUL, MN 55164-0387                    ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

THE HARTFORD MUTUAL FUNDS                                                     37

 SELLING SHARES

 BY LETTER

                 -   Write a letter of instruction or complete a power of
 LETTER ICON         attorney indicating the fund name, your share class, your
                     account number, the name(s) in which the account is
                     registered and the dollar value or number of shares you wish to sell.

                 - Include all signatures and any additional documents that may be required (see next page).

                 - Mail the materials to the address below or to your plan administrator.

                 - A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.
 BY PHONE

                 -   Restricted to sales of up to $50,000 in any 7-day period.
  PHONE ICON
                 - To place your order with a representative, call the transfer agent at the number below between 8 A.M. and 7 P.M. Eastern
                     Time Monday through Thursday and between 8 A.M. and 6 P.M.
                     on Friday. Generally, orders received after 4 P.M. Eastern
                     Time will receive the next business day's offering price.

                 - For automated service 24 hours a day using your touch-tone phone, call the number below.

 BY WIRE OR ELECTRONIC FUNDS TRANSFER (EFT)

                 -   Fill out the "Telephone Exchanges and Telephone Redemption"
  WIRE ICON          and "Bank Account or Credit Union Information" sections of your new account application.

                 - Call the transfer agent to verify that the telephone redemption privilege is in place on an account, or to request the forms to add it to an existing account.

                 - Generally, amounts of $1,000 or more will be wired on the next business day. Your bank may charge a fee for this service.

                 -   Amounts of less than $1,000 may be sent by EFT or by check.
                     Funds from EFT transactions are generally available by the second business day. Your bank may charge a fee for this service.

                 - Phone requests are limited to amounts up to $50,000 in a 7-day period.
 BY EXCHANGE

                 -   Obtain a current prospectus for the fund into which you are
  ARROW ICON         exchanging by calling your financial representative or the transfer agent at the number below.
                 -
                     Call your financial representative or the transfer agent to request an exchange.

To sell shares through a systematic withdrawal plan, see "Additional Investor
Services".

                      ADDRESS:                                             PHONE NUMBER:
              THE HARTFORD MUTUAL FUNDS                                   1-888-843-7824
                   P.O. BOX 64387                        OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
               ST. PAUL, MN 55164-0387                    ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

 38                                                    THE HARTFORD MUTUAL FUNDS

 SELLING SHARES IN WRITING


 BY LETTER

  In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

  LETTER ICON   - your address of record has changed within the past 30 days
                - you are selling more than $50,000 worth of shares
                - you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

  Please note that a notary public CANNOT provide a signature guarantee.
  Please check with a representative of your bank or other financial institution about obtaining a signature guarantee.

 REQUIREMENTS FOR WRITTEN REQUESTS BY SELLER

 OWNERS OF INDIVIDUAL, JOINT, SOLE PROPRIETORSHIP, UGMA/UTMA (CUSTODIAL
 ACCOUNTS FOR MINORS) OR GENERAL PARTNER ACCOUNTS.
                - Letter of instruction.
                - On the letter, the signatures and titles of all persons
                  authorized to sign for the account, exactly as the account is registered.
                - Signature guarantee if applicable (see above).

     OWNERS OF CORPORATE OR ASSOCIATION ACCOUNTS.
                - Letter of instruction.
                - Corporate resolution, certified within the past twelve
                   months.
                - On the letter and the resolution, the signature of the
                   person(s) authorized to sign for the account.
                - Signature guarantee if applicable (see above).

     OWNERS OR TRUSTEES OF TRUST ACCOUNTS.
                - Letter of instruction.
                - On the letter, the signature(s) of the trustee(s).
                - Provide a copy of the trust document certified within the past twelve months.
                - Signature guarantee if applicable (see above).

     JOINT TENANCY SHAREHOLDERS WHOSE CO-TENANTS ARE DECEASED.
                - Letter of instruction signed by surviving tenant.
                - Copy of death certificate.
                - Signature guarantee if applicable (see above).

                      ADDRESS:                                             PHONE NUMBER:
              THE HARTFORD MUTUAL FUNDS                                   1-888-843-7824
                   P.O. BOX 64387                        OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
               ST. PAUL, MN 55164-0387                    ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

THE HARTFORD MUTUAL FUNDS                                                     39

     EXECUTORS OF SHAREHOLDER ESTATES.
                - Letter of instruction signed by executor.
                - Copy of order appointing executor, certified within the
                  past twelve months.
                - Signature guarantee if applicable (see above).

     ADMINISTRATORS, CONSERVATORS, GUARDIANS AND OTHER SELLERS OR ACCOUNT
     TYPES NOT LISTED ABOVE.
                - Call 1-888-843-7824 for instructions.

                      ADDRESS:                                             PHONE NUMBER:
              THE HARTFORD MUTUAL FUNDS                                   1-888-843-7824
                   P.O. BOX 64387                        OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
               ST. PAUL, MN 55164-0387                    ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

 40                                                    THE HARTFORD MUTUAL FUNDS

TRANSACTION POLICIES
--------------------------------------------------------------------------------

 VALUATION OF SHARES

The net asset value per share (NAV) for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4 p.m. Eastern Time). The funds use market prices in valuing portfolio securities, but may use fair-value estimates, as determined by HIFSCO under the direction of the Board of Directors, if reliable market prices are unavailable. Fair value pricing may be used by a fund when current market values are unavailable or when an event occurs after the close of the exchange on which the fund's portfolio securities are principally traded that is likely to have changed the value of the securities. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values. Securities of foreign issuers and non-dollar securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Debt securities (other than short-term obligations) held by each fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments of the funds that will mature in 60 days or less are valued at amortized cost, which approximates market value.

Certain funds may invest in securities primarily traded in foreign securities markets. Foreign securities markets may trade on days when a fund does not compute its net asset value or may close (generating closing prices) at times before or after the NYSE. Consequently, the net asset value of the fund and the value of its shares may change on days, or at times, when an investor cannot redeem the fund's shares.

 BUY AND SELL PRICES

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

 EXECUTION OF REQUESTS

Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after your request is received, if your order is complete (has all required information), by the transfer agent or authorized broker-dealers and third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to three business days or longer, as allowed by federal securities laws.

 REQUESTS IN "GOOD ORDER"

All purchase and redemption requests must be received by the funds in "good order". This means that your request must include:

- The fund name and account number.

- The amount of the transaction (in dollars or shares).

- Signatures of all owners exactly as registered on the account (for mail requests).

- Signature guarantees (if required).

- Any supporting legal documentation that may be required.

 TELEPHONE TRANSACTIONS

For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses

THE HARTFORD MUTUAL FUNDS                                                     41
have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

 EXCHANGES

You may exchange shares of one fund for shares of the same class of any of The Hartford Mutual Funds. The registration for both accounts involved must be identical. You may be subject to tax liability or sales charges as a result of your exchange. The funds reserve the right to amend or terminate the exchange privilege at any time, for any reason.

If you own Class L, M, N, H, Z or E shares of certain funds, please refer to the prospectus for these class share offerings for further information on the exchange privileges available to you.

 RIGHT TO REJECT PURCHASE ORDERS/
 MARKET TIMING

Because excessive account transactions can disrupt the management of the funds and increase transaction costs for all shareholders, the funds limit account activity as follows:

- you may make no more than two substantive exchanges out of the same fund in any 90 day period (excluding automatic programs);

- the funds may refuse a share purchase at any time, for any reason;

- the funds may revoke an investor's exchange privilege at any time, for any reason.

"Substantive" means a dollar amount that the funds determine, in their sole discretion, could adversely affect the management of the funds.

 CERTIFICATED SHARES

Shares are electronically recorded and therefore share certificates are not issued.

 SMALL ACCOUNTS (NON-RETIREMENT ONLY)

If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action within this time, your fund may close out your account and mail you the proceeds. You will not be charged a CDSC if your account is closed for this reason, and your account will not be closed if its drop in value is due to fund performance or the effects of sales charges.

 SALES IN ADVANCE OF PURCHASE
 PAYMENTS

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

 SPECIAL REDEMPTIONS

Although it would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable fund during any 90 day period for any one account.

 PAYMENT REQUIREMENTS

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds, or in the case of a retirement account, to the custodian or trustee. You may not purchase shares with a third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the funds or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the funds on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period (generally within three business days). If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

 42                                                    THE HARTFORD MUTUAL FUNDS

 DIVIDENDS AND ACCOUNT POLICIES

ACCOUNT STATEMENTS  In general, you will receive account statements as follows:

- after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

- after any changes of name or address of the registered owner(s)

- in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099-DIV tax information statement.

If you are a participant in an employer-sponsored retirement plan you will receive statements from your plan administrator.

DIVIDENDS AND DISTRIBUTIONS Each fund intends to distribute substantially all of its net income and capital gains to shareholders at least once a year. Except as noted below, dividends from net investment income of the funds are normally declared and paid annually. Dividends from the net investment income of the Advisers Fund, Dividend and Growth Fund and Growth and Income Fund are declared and paid quarterly. Unless shareholders specify otherwise, all dividends and distributions received from a fund are automatically reinvested in additional full or fractional shares of that fund.

If you elect to receive monthly/quarterly dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the same fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. Please call the fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

TAXABILITY OF DIVIDENDS Dividends and distributions you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a fund's long-term capital gains are taxable as capital gains and distributions from short-term capital gains and income are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December. Tax rates may vary depending on how long a fund investment is held.

The Form 1099 that is mailed to you every January details your dividends and distributions and their federal tax category, although you should verify your tax liability with your tax professional.

TAXABILITY OF TRANSACTIONS Unless your shares are held in a qualified retirement account, any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

 ADDITIONAL INVESTOR SERVICES

ELECTRONIC TRANSFERS THROUGH AUTOMATED CLEARING HOUSE ("ACH") allow you to initiate a purchase or redemption for as little as $100 or as much as $50,000 between your bank account and fund account using the ACH network. Sales charges and initial purchase minimums apply.

AUTOMATIC INVESTMENT PLAN (AIP) lets you set up regular investments from your paycheck or bank account to the fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

- Complete the appropriate parts of your account application.

- If you are using AIP to open an account, make out a check ($25 minimum) for your first investment amount payable to "The Hartford Mutual Funds." Deliver your check and application to your financial representative or the transfer agent.

SYSTEMATIC WITHDRAWAL PLAN may be used for routine bill payments or periodic withdrawals from your account. To establish:

- Make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more per fund.

THE HARTFORD MUTUAL FUNDS                                                     43

- Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

- SPECIFY THE PAYEE(S). The payee may be yourself or any other party and there is no limit to the number of payees you may have. A signature guarantee is required if the payee is someone other than the registered owner.

- Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

- FILL OUT THE RELEVANT PART OF THE ACCOUNT APPLICATION. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

DOLLAR COST AVERAGING PROGRAMS (DCA) let you set up monthly or quarterly exchanges from one fund to the same class of shares of any other of The Hartford Mutual Funds. To establish:

- Fill out the relevant part of the account application.

- Be sure that the amount is for $50 or more.

- Be sure that the accounts involved have identical registrations.

AUTOMATIC DIVIDEND DIVERSIFICATION (ADD) lets you automatically reinvest dividends and capital gains distributions paid by one fund into the same class of any other of The Hartford Mutual Funds. To establish:

- Fill out the relevant portion of the account application.

- Be sure that the accounts involved have identical registrations.

RETIREMENT PLANS The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any fund offered by The Hartford Mutual Funds. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

DUPLICATE ACCOUNT STATEMENTS You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee will be charged for account summaries older than the preceding year.

DUPLICATE COPIES OF MATERIAL TO HOUSEHOLDS Generally the funds will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the funds' records. The consolidation of these mailings, called householding, benefits the funds through reduced mailing expenses.

If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

 44                                                    THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD ADVISERS FUND -- CLASS A

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                PERIOD ENDED:               YEAR ENDED:                PERIOD ENDED:
                                  YEAR ENDED:     1/1/2000-     ------------------------------------     7/1/1996-
CLASS A -- PERIOD ENDED:          10/31/2001    10/31/2000(6)   12/31/1999   12/31/1998   12/31/1997   12/31/1996(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period                              $17.07        $17.02         $15.71       $13.41      $11.08         $10.00
Income from Investment
  Operations:
Net investment income (loss)            0.30          0.24           0.27         0.23        0.16           0.09
Net realized and unrealized gain
  (loss) on investments                (2.05)         0.19           1.60         2.58        2.41           1.07
                                  ----------      --------       --------     --------     -------        -------
Total from investment operations       (1.75)         0.43           1.87         2.81        2.57           1.16
Less distributions:
  Dividends from net investment
    income                             (0.31)        (0.22)         (0.25)       (0.25)      (0.17)         (0.08)
  Distributions from capital
    gains                              (0.64)        (0.16)         (0.31)       (0.26)      (0.07)          0.00
  Return of capital                     0.00          0.00           0.00         0.00        0.00           0.00
                                  ----------      --------       --------     --------     -------        -------
Total distributions                    (0.94)        (0.38)         (0.56)       (0.51)      (0.24)         (0.08)
                                  ----------      --------       --------     --------     -------        -------
Net asset value, end of period        $14.38        $17.07         $17.02       $15.71      $13.41         $11.08
                                  ==========      ========       ========     ========     =======        =======
TOTAL RETURN(2)                      (10.67%)        2.52%(3)      12.08%       21.09%      23.30%         11.56%(3)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)                      $1,088,858      $893,954       $693,136     $316,435     $98,633        $14,347
Ratio of expenses to average net
  assets before waivers and
  reimbursements                       1.27%         1.26%(4)       1.31%        1.43%       1.60%          2.99%(4)
Ratio of expenses to average net
  assets after waivers and
  reimbursements                       1.22%         1.21%(4)       1.26%        1.38%       1.40%          1.40%(4)
Ratio of net investment income
  (loss) to average net assets         1.99%         1.76%(4)       1.72%        1.67%       1.54%          2.13%(4)
Portfolio turnover rate(5)             36.9%        38.37%         34.63%       40.24%      38.62%         19.75%

(1) The fund was initially seeded on July 1, 1996 and became effective and open for investment on July 22, 1996. The performance results reflect activity since the fund was opened for investment on July 22, 1996.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) Not annualized.
(4) Annualized.
(5) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(6) The fund's fiscal year end has been changed to October 31st.

THE HARTFORD MUTUAL FUNDS                                                     45

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD ADVISERS FUND -- CLASS B

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                 PERIOD ENDED:               YEAR ENDED:                PERIOD ENDED:
                                   YEAR ENDED:     1/1/2000-     ------------------------------------     7/1/1996-
CLASS B -- PERIOD ENDED:           10/31/2001    10/31/2000(6)   12/31/1999   12/31/1998   12/31/1997   12/31/1996(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period                              $16.90         $16.87         $15.59       $13.33      $11.05        $10.00
Income from Investment
  Operations:
Net investment income (loss)            0.20           0.15           0.16         0.15        0.16          0.02
Net realized and unrealized gain
  (loss) on investments                (2.03)          0.17           1.58         2.54        2.31          1.11
                                    --------       --------       --------     --------      ------        ------
Total from investment operations       (1.83)          0.32           1.74         2.69        2.47          1.13
Less distributions:
  Dividends from net investment
    income                             (0.19)         (0.13)         (0.15)       (0.17)      (0.12)        (0.08)
  Distributions from capital
    gains                              (0.64)         (0.16)         (0.31)       (0.26)      (0.07)         0.00
  Return of capital                     0.00           0.00           0.00         0.00        0.00          0.00
                                    --------       --------       --------     --------      ------        ------
Total distributions                    (0.83)         (0.29)         (0.46)       (0.43)      (0.19)        (0.08)
                                    --------       --------       --------     --------      ------        ------
Net asset value, end of period        $14.24         $16.90         $16.87       $15.59      $13.33        $11.05
                                    ========       ========       ========     ========      ======        ======
TOTAL RETURN(2)                      (11.27%)         1.89%(3)      11.29%       20.27%      22.44%        11.28%(3)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)                        $622,519       $631,930       $555,338     $237,959     $39,334        $1,499
Ratio of expenses to average net
  assets before waivers and
  reimbursements                       1.93%          1.92%(4)       1.97%        2.11%       2.31%         6.71%(4)
Ratio of expenses to average net
  assets after waivers and
  reimbursements                       1.93%          1.92%(4)       1.97%        2.10%       2.10%         2.10%(4)
Ratio of net investment income
  (loss) to average net assets         1.28%          1.05%(4)       1.00%        0.98%       0.80%         1.24%(4)
Portfolio turnover rate(5)             36.9%         38.37%         34.63%       40.24%      38.62%        19.75%

(1) The fund was initially seeded on July 1, 1996 and became effective and open for investment on July 22, 1996. The performance results reflect activity since the fund was opened for investment on July 22, 1996.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) Not annualized.
(4) Annualized.
(5) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(6) The fund's fiscal year end has been changed to October 31st.

 46                                                    THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD ADVISERS FUND -- CLASS C

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                                  PERIOD ENDED:                    PERIOD ENDED:
                                                   YEAR ENDED:      1/1/2000-      YEAR ENDED:       7/31/1998-
CLASS C -- PERIOD ENDED:                           10/31/2001     10/31/2000(6)   12/31/1999(7)   12/31/1998(1)(7)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                  $17.05          $17.02          $15.73           $15.56
Income from Investment Operations:
Net investment income (loss)                            0.20            0.15            0.17             0.16
Net realized and unrealized gain (loss) on
  investments                                          (2.04)           0.17            1.58             0.64
                                                    --------        --------        --------          -------
Total from investment operations                       (1.84)           0.32            1.75             0.80
Less distributions:
  Dividends from net investment income                 (0.20)          (0.13)          (0.15)           (0.22)
  Distributions from capital gains                     (0.64)          (0.16)          (0.31)           (0.40)
  Return of capital                                     0.00            0.00            0.00             0.00
                                                    --------        --------        --------          -------
Total distributions                                    (0.84)          (0.29)          (0.46)           (0.62)
                                                    --------        --------        --------          -------
Net asset value, end of period                        $14.37          $17.05          $17.02           $15.73
                                                    ========        ========        ========          =======
TOTAL RETURN(2)                                      (11.26%)          1.89%(4)       11.29%            5.25%(4)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $478,194        $432,171        $323,631          $54,907
Ratio of expenses to average net assets before
  waivers and reimbursements                           1.93%           1.92%(5)        1.99%            2.18%(5)
Ratio of expenses to average net assets after
  waivers and reimbursements                           1.93%           1.92%(5)        1.99%            2.10%(5)
Ratio of net investment income (loss) to average
  net assets                                           1.28%           1.05%(5)        0.99%            1.06%(5)
Portfolio turnover rate(3)                             36.9%          38.37%          34.63%           40.24%

(1) Class C shares were first offered on July 31, 1998.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Not annualized.
(5) Annualized.
(6) The fund's fiscal year end has been changed to October 31st.
(7) Per share amounts for Class C shares for 1998 were restated to reflect a reverse stock split which was effective February 11, 1999.

THE HARTFORD MUTUAL FUNDS                                                     47

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD DIVIDEND AND GROWTH FUND -- CLASS A

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                        PERIOD ENDED:               YEAR ENDED:                PERIOD ENDED:
                                          YEAR ENDED:     1/1/2000-     ------------------------------------     7/1/1996-
CLASS A -- PERIOD ENDED:                  10/31/2001    10/31/2000(6)   12/31/1999   12/31/1998   12/31/1997   12/31/1996(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period         $17.78         $16.85         $16.62       $14.72      $11.45        $10.00
Income from Investment Operations:
Net investment income (loss)                   0.18           0.15           0.15         0.15        0.13          0.07
Net realized and unrealized gain (loss)
  on investments                              (1.49)          0.98           0.60         1.97        3.40          1.46
                                           --------       --------       --------     --------     -------        ------
Total from investment operations              (1.31)          1.13           0.75         2.12        3.53          1.53
Less distributions:
  Dividends from net investment income        (0.17)         (0.12)         (0.17)       (0.15)      (0.12)        (0.06)
  Distributions from capital gains            (0.77)         (0.08)         (0.35)       (0.07)      (0.14)        (0.02)
  Return of capital                            0.00           0.00           0.00         0.00        0.00          0.00
                                           --------       --------       --------     --------     -------        ------
Total distributions                           (0.94)         (0.20)         (0.52)       (0.22)      (0.26)        (0.08)
                                           --------       --------       --------     --------     -------        ------
Net asset value, end of period               $15.53         $17.78         $16.85       $16.62      $14.72        $11.45
                                           ========       ========       ========     ========     =======        ======
TOTAL RETURN(2)                              (7.67%)         6.77%(3)       4.57%       14.47%      30.99%        15.29%(3)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)   $521,543       $294,903       $242,054     $182,495     $67,861        $6,083
Ratio of expenses to average net assets
  before waivers and reimbursements           1.36%          1.36%(4)       1.38%        1.43%       1.64%         4.17%(4)
Ratio of expenses to average net assets
  after waivers and reimbursements            1.31%          1.31%(4)       1.33%        1.38%       1.40%         1.40%(4)
Ratio of net investment income (loss) to
  average net assets                          1.06%          0.99%(4)       0.94%        1.08%       1.42%         1.95%(4)
Portfolio turnover rate(5)                    55.0%         56.24%         50.21%       46.43%      28.75%        29.80%

(1) The fund was initially seeded on July 1, 1996 and became effective and open for investment on July 22, 1996. The performance results reflect activity since the fund was opened for investment on July 22, 1996.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) Not annualized.
(4) Annualized.
(5) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(6) The fund's fiscal year end has been changed to October 31st.

 48                                                    THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD DIVIDEND AND GROWTH FUND -- CLASS B

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                        PERIOD ENDED:               YEAR ENDED:                PERIOD ENDED:
                                          YEAR ENDED:     1/1/2000-     ------------------------------------     7/1/1996-
CLASS B -- PERIOD ENDED:                  10/31/2001    10/31/2000(6)   12/31/1999   12/31/1998   12/31/1997   12/31/1996(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period         $17.60         $16.69         $16.47       $14.61      $11.40         $10.00
Income from Investment Operations:
Net investment income (loss)                   0.07           0.04           0.04         0.06        0.13           0.01
Net realized and unrealized gain (loss)
  on investments                              (1.48)          0.98           0.58         1.92        3.30           1.48
                                           --------       --------       --------     --------     -------        -------
Total from investment operations              (1.41)          1.02           0.62         1.98        3.43           1.49
Less distributions:
  Dividends from net investment income        (0.05)         (0.04)         (0.05)       (0.05)      (0.08)         (0.07)
  Distributions from capital gains            (0.77)         (0.08)         (0.35)       (0.07)      (0.14)         (0.02)
  Return of capital                            0.00           0.00           0.00         0.00        0.00           0.00
                                           --------       --------       --------     --------     -------        -------
Total distributions                           (0.82)         (0.11)         (0.40)       (0.12)      (0.22)         (0.09)
                                           --------       --------       --------     --------     -------        -------
Net asset value, end of period               $15.37         $17.60         $16.69       $16.47      $14.61         $11.40
                                           ========       ========       ========     ========     =======        =======
TOTAL RETURN(2)                              (8.34%)         6.17%(3)       3.82%       13.62%      30.20%         14.82%(3)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)   $150,592       $118,936       $121,977     $108,344     $33,730        $33,741
Ratio of expenses to average net assets
  before waivers and reimbursements           2.03%          2.03%(4)       2.02%        2.10%       2.34%         12.97%(4)
Ratio of expenses to average net assets
  after waivers and reimbursements            2.03%          2.03%(4)       2.02%        2.10%       2.10%          2.10%(4)
Ratio of net investment income (loss) to
  average net assets                          0.34%          0.27%(4)       0.25%        0.39%       0.69%          0.82%(4)
Portfolio turnover rate(5)                    55.0%         56.24%         50.21%       46.43%      28.75%         29.80%

(1) The fund was initially seeded on July 1, 1996 and became effective and open for investment on July 22, 1996. The performance results reflect activity since the fund was opened for investment on July 22, 1996.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) Not annualized.
(4) Annualized.
(5) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(6) The fund's fiscal year end has been changed to October 31st.

THE HARTFORD MUTUAL FUNDS                                                     49

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD DIVIDEND AND GROWTH FUND -- CLASS C

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                                   PERIOD ENDED:                    PERIOD ENDED:
                                                    YEAR ENDED:      1/1/2000-      YEAR ENDED:       7/31/1998-
CLASS C -- PERIOD ENDED:                            10/31/2001     10/31/2000(6)   12/31/1999(7)   12/31/1998(1)(7)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                   $17.57          $16.67          $16.48            $15.94
Income from Investment Operations:
Net investment income (loss)                             0.08            0.07            0.04              0.05
Net realized and unrealized gain (loss) on
  investments                                           (1.48)           0.95            0.58              0.70
                                                     --------        --------        --------          --------
Total from investment operations                        (1.40)           1.02            0.62              0.75
Less distributions:
  Dividends from net investment income                  (0.07)          (0.04)          (0.08)            (0.10)
  Distributions from capital gains                      (0.77)          (0.08)          (0.35)            (0.11)
  Return of capital                                      0.00            0.00            0.00              0.00
                                                     --------        --------        --------          --------
Total distributions                                     (0.84)          (0.12)          (0.43)            (0.21)
                                                     --------        --------        --------          --------
Net asset value, end of period                         $15.33          $17.57          $16.67            $16.48
                                                     ========        ========        ========          ========
TOTAL RETURN(2)                                        (8.33%)          6.17%(4)        3.76%             4.82%(4)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)             $117,108         $63,503         $42,869            $9,682
Ratio of expenses to average net assets before
  waivers and reimbursements                            2.03%           2.03%(5)        2.07%             2.20%(5)
Ratio of expenses to average net assets after
  waivers and reimbursements                            2.03%           2.03%(5)        2.07%             2.10%(5)
Ratio of net investment income (loss) to average
  net assets                                            0.35%           0.27%(5)        0.21%             0.23%(5)
Portfolio turnover rate(3)                              55.0%          56.24%          50.21%            46.43%

(1) Class C shares were first offered on July 31, 1998.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Not annualized.
(5) Annualized.
(6) The fund's fiscal year end has been changed to October 31st.
(7) Per share amounts for Class C shares for 1998 were restated to reflect a reverse stock split which was effective February 11, 1999.

 50                                                    THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD FOCUS FUND

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                               CLASS A -        CLASS B -        CLASS C -
                                                             PERIOD ENDED:    PERIOD ENDED:    PERIOD ENDED:
                                                               5/24/2001-       5/24/2001-       5/24/2001-
                                                             10/31/2001(1)    10/31/2001(1)    10/31/2001(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                             $10.00           $10.00           $10.00
Income from investment operations:
Net investment income (loss)                                      (0.01)           (0.03)           (0.04)
Net realized and unrealized gain (loss) on investments            (1.17)           (1.18)           (1.17)
                                                                -------          -------          -------
Total from investment operations                                  (1.18)           (1.21)           (1.21)
Less distributions:
  Dividends from net investment income                             0.00             0.00             0.00
  Distributions from capital gains                                 0.00             0.00             0.00
  Return of capital                                                0.00             0.00             0.00
                                                                -------          -------          -------
Total distributions                                                0.00             0.00             0.00
                                                                -------          -------          -------
Net asset value, end of period                                    $8.82            $8.79            $8.79
                                                                =======          =======          =======
TOTAL RETURN(2)                                                 (11.80%)(5)      (12.10%)(5)      (12.10%)(5)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                        $66,970          $18,524          $24,142
Ratio of expenses to average net assets before waivers and
  reimbursements                                                  1.68%(4)         2.35%(4)         2.35%(4)
Ratio of expenses to average net assets after waivers and
  reimbursements                                                  1.63%(4)         2.35%(4)         2.35%(4)
Ratio of net investment income (loss) to average net assets      (0.18%)(4)       (0.89%)(4)       (0.89%)(4)
Portfolio turnover rate(3)                                       108.9%           108.9%           108.9%

(1) The fund became effective and open for investment on 5/24/2001.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Annualized.
(5) Not annualized.

THE HARTFORD MUTUAL FUNDS                                                     51

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD GROWTH AND INCOME FUND -- CLASS A

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                                   PERIOD ENDED:                 PERIOD ENDED
                                                     YEAR ENDED:     1/1/2000-     YEAR ENDED:    4/30/1998-
CLASS A -- PERIOD ENDED:                             10/31/2001    10/31/2000(6)   12/31/1999    12/31/1998(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $13.63         $13.72         $11.45         $10.00
Income from Investment Operations:
Net investment income (loss)                              0.00(7)       (0.02)          0.01           0.02
Net realized and unrealized gain (loss) on
  investments                                            (2.75)          0.04           2.36           1.45
                                                      --------        -------        -------        -------
Total from investment operations                         (2.75)          0.02           2.37           1.47
Less distributions:
  Dividends from net investment income                    0.00           0.00           0.00           0.00
  Distributions from capital gains                       (0.52)         (0.11)         (0.10)          0.00
  Return of capital                                       0.00           0.00           0.00          (0.02)
                                                      --------        -------        -------        -------
Total distributions                                      (0.52)         (0.11)         (0.10)         (0.02)
                                                      --------        -------        -------        -------
Net asset value, end of period                          $10.36         $13.63         $13.72         $11.45
                                                      ========        =======        =======        =======
TOTAL RETURN(2)                                        (20.90%)         0.15%(4)      20.80%         14.78%(4)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)              $239,698       $197,176        $74,764        $11,120
Ratio of expenses to average net assets before
  waivers and reimbursements                             1.43%          1.43%(5)       1.49%          1.63%(5)
Ratio of expenses to average net assets after
  waivers and reimbursements                             1.38%          1.38%(5)       1.44%          1.45%(5)
Ratio of net investment income (loss) to average
  net assets                                            (0.07%)        (0.17%)(5)      0.01%          0.23%(5)
Portfolio turnover rate(3)                               79.8%         62.61%         52.98%         35.10%

(1) The fund was declared effective by the Securities and Exchange Commission on April 30, 1998.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Not annualized.
(5) Annualized.
(6) The fund's fiscal year end has been changed to October 31st.
(7) Net Investment Income (Loss) is less than a penny a share.

 52                                                    THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD GROWTH AND INCOME FUND -- CLASS B

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                                         PERIOD ENDED:                  PERIOD ENDED:
                                                           YEAR ENDED:     1/1/2000-     YEAR ENDED:     4/30/1998-
CLASS B -- PERIOD ENDED:                                   10/31/2001    10/31/2000(6)   12/31/1999     12/31/1998(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                          $13.40         $13.58         $11.41          $10.00
Income from Investment Operations:
Net investment income (loss)                                   (0.05)         (0.06)         (0.02)          (0.01)
Net realized and unrealized gain (loss) on investments         (2.73)         (0.01)          2.29            1.43
                                                            --------       --------       --------         -------
Total from investment operations                               (2.78)         (0.07)          2.27            1.42
Less distributions:
  Dividends from net investment income                          0.00           0.00           0.00            0.00
  Distributions from capital gains                             (0.52)         (0.11)         (0.10)           0.00
  Return of capital                                             0.00           0.00           0.00           (0.01)
                                                            --------       --------       --------         -------
Total distributions                                            (0.52)         (0.11)         (0.10)          (0.01)
                                                            --------       --------       --------         -------
Net asset value, end of period                                $10.10         $13.40         $13.58          $11.41
                                                            ========       ========       ========         =======
TOTAL RETURN(2)                                              (21.51%)        (0.51%)(4)     20.00%          14.21%(4)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                     $43,210        $41,126        $20,375          $3,538
Ratio of expenses to average net assets before waivers
  and reimbursements                                           2.11%          2.11%(5)       2.13%           2.32%(5)
Ratio of expenses to average net assets after waivers and
  reimbursements                                               2.11%          2.11%(5)       2.13%           2.15%(5)
Ratio of net investment income (loss) to average net
  assets                                                      (0.80%)        (0.90%)(5)     (0.68%)         (0.47%)(5)
Portfolio turnover rate(3)                                     79.8%         62.61%         52.98%          35.10%

(1) The fund was declared effective by the Securities and Exchange Commission on April 30, 1998.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Not annualized.
(5) Annualized.
(6) The fund's fiscal year end has been changed to October 31st.

THE HARTFORD MUTUAL FUNDS                                                     53

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD GROWTH AND INCOME FUND -- CLASS C

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                                 PERIOD ENDED:                    PERIOD ENDED:
                                                  YEAR ENDED:      1/1/2000-      YEAR ENDED:       7/31/1998-
CLASS C -- PERIOD ENDED:                          10/31/2001     10/31/2000(6)   12/31/1999(7)   12/31/1998(1)(7)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                 $13.41          $13.58          $11.41           $10.14
Income from Investment Operations:
Net investment income (loss)                          (0.06)          (0.06)          (0.03)            0.01
Net realized and unrealized gain (loss) on
  investments                                         (2.72)           0.00            2.30             1.29
                                                    -------         -------         -------          -------
Total from investment operations                      (2.78)          (0.06)           2.27             1.30
Less distributions:
  Dividends from net investment income                 0.00            0.00            0.00             0.00
  Distributions from capital gains                    (0.52)          (0.11)          (0.10)            0.00
  Return of capital                                    0.00            0.00            0.00            (0.03)
                                                    -------         -------         -------          -------
Total distributions                                   (0.52)          (0.11)          (0.10)           (0.03)
                                                    -------         -------         -------          -------
Net asset value, end of period                       $10.11          $13.41          $13.58           $11.41
                                                    =======         =======         =======          =======
TOTAL RETURN(2)                                     (21.50%)         (0.44%)(4)      19.98%           12.80%(4)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $60,409         $63,650         $29,265           $3,726
Ratio of expenses to average net assets before
  waivers and reimbursements                          2.09%           2.09%(5)        2.16%            2.38%(5)
Ratio of expenses to average net assets after
  waivers and reimbursements                          2.09%           2.09%(5)        2.15%            2.15%(5)
Ratio of net investment income (loss) to average
  net assets                                         (0.78%)         (0.88%)(5)      (0.69%)          (0.53%)(5)
Portfolio turnover rate(3)                            79.8%          62.61%          52.98%           35.10%

(1) Class C shares were first offered on July 31, 1998.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Not annualized.
(5) Annualized.
(6) The fund's fiscal year end has been changed to October 31st.
(7) Per share amounts for Class C shares for 1998 were restated to reflect a reverse stock split which was effective February 11, 1999.

 54                                                    THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD GROWTH FUND -- CLASS L

The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Because no Class A shares were outstanding as of the date of this prospectus, the table presents performance information about the currently outstanding Class L shares of the fund (formerly Class A shares of Fortis Capital Fund). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                                              YEAR ENDED AUGUST 31
                                         PERIOD ENDED:   --------------------------------------------------------------
CLASS L -- PERIOD ENDED:                 10/31/2001(1)      2001         2000         1999         1998         1997
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period         $15.09         $23.85       $22.81       $22.37       $26.13       $21.89
Income from Investment Operations:
Net investment income (loss)                  (0.01)         (0.05)       (0.08)       (0.03)       (0.08)       (0.08)
Net realized and unrealized gain (loss)
  on investments                              (0.85)         (5.39)        6.47         6.73         0.38         7.06
                                           --------       --------     --------     --------     --------     --------
Total from investment operations              (0.86)         (5.44)        6.39         6.70         0.30         6.98
Less distributions:
  Dividends from net investment income         0.00           0.00         0.00         0.00         0.00        (0.01)
  Distributions from capital gains             0.00          (3.32)       (5.35)       (6.26)       (4.06)       (2.73)
  Return of capital                            0.00           0.00         0.00         0.00         0.00         0.00
                                           --------       --------     --------     --------     --------     --------
Total distributions                            0.00          (3.32)       (5.35)       (6.26)       (4.06)       (2.74)
                                           --------       --------     --------     --------     --------     --------
Net asset value, end of period               $14.23         $15.09       $23.85       $22.81       $22.37       $26.13
                                           ========       ========     ========     ========     ========     ========
TOTAL RETURN(2)                              (5.70%)       (25.08%)      32.70%       37.88%        1.56%       34.57%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
  (in thousands)                           $385,620       $416,544     $615,473     $551,551     $312,582     $340,949
Ratio of expenses to average net assets
  before waivers and reimbursements           1.11%(3)       1.08%        1.07%        1.10%        1.13%        1.18%
Ratio of expenses to average net assets
  after waivers and reimbursements            1.11%(3)       1.08%        1.07%        1.10%        1.13%        1.18%
Ratio of net investment income (loss)
  to average net assets                      (0.34%)(3)     (0.16%)      (0.29%)      (0.08%)      (0.28%)      (0.33%)
Portfolio turnover rate                         13%           161%         165%         177%          71%          43%

(1) For the two-month period ended October 31, 2001.
(2) These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions, without adjustment for sales charge.
(3) Annualized.

THE HARTFORD MUTUAL FUNDS                                                     55

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD GROWTH FUND -- CLASS M

The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Because no Class B shares were outstanding as of the date of this prospectus, the table presents performance information about the currently outstanding Class M shares of the fund (formerly Class B shares of Fortis Capital Fund). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                                               YEAR ENDED AUGUST 31
                                         PERIOD ENDED:    --------------------------------------------------------------
CLASS M -- PERIOD ENDED:                 10/31/2001(1)       2001         2000         1999         1998         1997
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period         $13.81         $22.27       $21.77       $21.73       $25.67       $21.69
Income from Investment Operations:
Net investment income (loss)                  (0.03)         (0.21)       (0.62)       (0.43)       (0.26)       (0.35)
Net realized and unrealized gain (loss)
  on investments                              (0.78)         (4.93)        6.47         6.73         0.38         7.06
                                            -------        -------      -------      -------      -------      -------
Total from investment operations              (0.81)         (5.14)        5.85         6.30         0.12         6.71
Less distributions:
  Dividends from net investment income         0.00           0.00         0.00         0.00         0.00         0.00
  Distributions from capital gains             0.00          (3.32)       (5.35)       (6.26)       (4.06)       (2.73)
  Return of capital                            0.00           0.00         0.00         0.00         0.00         0.00
                                            -------        -------      -------      -------      -------      -------
Total distributions                            0.00          (3.32)       (5.35)       (6.26)       (4.06)       (2.73)
                                            -------        -------      -------      -------      -------      -------
Net asset value, end of period               $13.00         $13.81       $22.27       $21.77       $21.73       $25.67
                                            =======        =======      =======      =======      =======      =======
TOTAL RETURN(2)                              (5.87%)       (25.58%)      31.59%       36.94%        0.80%       33.55%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)                                $28,112        $29,777      $38,264      $24,847       $9,339       $7,284
Ratio of expenses to average net assets
  before waivers and Reimbursements           1.86%(3)       1.83%        1.82%        1.85%        1.88%        1.93%
Ratio of expenses to average net assets
  after waivers and reimbursements            1.86%(3)       1.83%        1.82%        1.85%        1.88%        1.93%
Ratio of net investment income (loss)
  to average net assets                      (1.09%)(3)     (0.91%)      (1.04%)      (0.83%)      (1.03%)      (1.08%)
Portfolio turnover rate                         13%           161%         165%         177%          71%          43%

(1) For the two-month period ended October 31, 2001.
(2) These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions, without adjustment for sales charge.
(3) Annualized.

 56                                                    THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD GROWTH FUND -- CLASS N

The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Because no Class C shares were outstanding as of the date of this prospectus, the table presents performance information about the currently outstanding Class N shares of the fund (formerly Class C shares of Fortis Capital Fund). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                                             YEAR ENDED AUGUST 31
                                      PERIOD ENDED:     --------------------------------------------------------------
CLASS N -- PERIOD ENDED:              10/31/2001(1)        2001         2000         1999         1998         1997
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period                                   $13.81          $22.27      $21.76       $21.73       $25.68       $21.68
Income from Investment Operations:
Net investment income (loss)                (0.03)          (0.21)      (0.62)       (0.44)       (0.27)       (0.33)
Net realized and unrealized gain
  (loss) on investments                     (0.78)          (4.93)       6.48         6.73         0.38         7.06
                                         --------        --------     -------      -------      -------      -------
Total from investment operations            (0.81)          (5.14)       5.86         6.29         0.11         6.73
Less distributions:
  Dividends from net investment
    income                                   0.00            0.00        0.00         0.00         0.00         0.00
  Distributions from capital gains           0.00           (3.32)      (5.35)       (6.26)       (4.06)       (2.73)
  Return of capital                          0.00            0.00        0.00         0.00         0.00         0.00
                                         --------        --------     -------      -------      -------      -------
Total distributions                          0.00           (3.32)      (5.35)       (6.26)       (4.06)       (2.73)
                                         --------        --------     -------      -------      -------      -------
Net asset value, end of period             $13.00          $13.81      $22.27       $21.76       $21.73       $25.68
                                         ========        ========     =======      =======      =======      =======
TOTAL RETURN(2)                            (5.87%)        (25.58%)     31.66%       36.87%        0.76%       33.68%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  Thousands)                               $6,911          $7,557     $10,932       $5,715       $2,453       $1,432
Ratio of expenses to average net
  assets before waivers and
  Reimbursements                            1.86%(3)        1.83%       1.82%        1.85%        1.88%        1.93%
Ratio of expenses to average net
  assets after waivers and
  reimbursements                            1.86%(3)        1.83%       1.82%        1.85%        1.88%        1.93%
Ratio of net investment income
  (loss) to average net assets             (1.09%)(3)      (0.91%)     (1.04%)      (0.83%)      (1.03%)      (1.08%)
Portfolio turnover rate                       13%            161%        165%         177%          71%          43%

(1) For the two-month period ended October 31, 2001.
(2) These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions, without adjustment for sales charge.
(3) Annualized.

THE HARTFORD MUTUAL FUNDS                                                     57

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD STOCK FUND -- CLASS A

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                     PERIOD ENDED:               YEAR ENDED:                PERIOD ENDED:
                                       YEAR ENDED:     1/1/2000-     ------------------------------------     7/1/1996-
CLASS A -- PERIOD ENDED:               10/31/2001    10/31/2000(6)   12/31/1999   12/31/1998   12/31/1997   12/31/1996(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period       $23.40         $23.64        $19.70       $15.16      $11.53        $10.00
Income from Investment Operations:
Net investment income (loss)                 0.02          (0.03)         0.00(7)     (0.01)       0.00(7)       0.02
Net realized and unrealized gain
  (loss) on investments                     (5.45)          0.00          4.36         4.75        3.66          1.53
                                       ----------     ----------      --------     --------     -------        ------
Total from investment operations            (5.43)         (0.03)         4.36         4.74        3.66          1.55
Less distributions:
  Dividends from net investment
    income                                   0.00           0.00          0.00         0.00        0.00         (0.02)
  Distributions from capital gains          (1.08)         (0.21)        (0.42)       (0.19)      (0.03)         0.00
  Return of capital                          0.00           0.00          0.00        (0.01)       0.00         0.000
                                       ----------     ----------      --------     --------     -------        ------
Total distributions                         (1.08)         (0.21)        (0.42)       (0.20)      (0.03)        (0.02)
                                       ----------     ----------      --------     --------     -------        ------
Net asset value, end of period             $16.89         $23.40        $23.64       $19.70      $15.16        $11.53
                                       ==========     ==========      ========     ========     =======        ======
TOTAL RETURN(2)                           (24.28%)        (0.14%)(3)    22.31%       31.33%      31.78%        15.50%(3)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)                           $1,031,549     $1,067,970      $752,763     $268,226     $65,763        $6,273
Ratio of expenses to average net
  assets before waivers and
  reimbursements                            1.33%          1.32%(4)      1.38%        1.49%       1.69%         4.01%(4)
Ratio of expenses to average net
  assets after waivers and
  reimbursements                            1.28%          1.27%(4)      1.33%        1.44%       1.45%         1.45%(4)
Ratio of net investment income (loss)
  to average net assets                     0.05%         (0.19%)(4)    (0.06%)      (0.07%)      0.06%         0.71%(4)
Portfolio turnover rate(5)                  38.3%         37.85%        33.62%       37.03%      42.83%        11.87%

(1) The fund was initially seeded on July 1, 1996 and became effective and open for investment on July 22, 1996. The performance results reflect activity since the fund was opened for investment on July 22, 1996.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) Not annualized.
(4) Annualized.
(5) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(6) The fund's fiscal year end has been changed to October 31st.
(7) Net Investment Income (Loss) is less than a penny a share.

 58                                                    THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD STOCK FUND -- CLASS B

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                   PERIOD ENDED:                 YEAR ENDED:                 PERIOD ENDED:
                                     YEAR ENDED:     1/1/2000-     ---------------------------------------     7/1/1996-
CLASS B -- PERIOD ENDED:             10/31/2001    10/31/2000(6)   12/31/1999    12/31/1998     12/31/1997   12/31/1996(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period                                $22.69         $23.06         $19.36        $15.01        $11.50         $10.00
Income from Investment Operations:
Net investment income (loss)             (0.09)         (0.12)         (0.07)        (0.05)        (0.02)          0.00(7)
Net realized and unrealized gain
  (loss) on investments                  (5.28)         (0.04)          4.19          4.60          3.56           1.52
                                      --------       --------       --------      --------       -------         ------
Total from investment operations         (5.37)         (0.16)          4.12          4.55          3.54           1.52
Less distributions:
  Dividends from net investment
    income                                0.00           0.00           0.00          0.00          0.00          (0.02)
  Distributions from capital gains       (1.08)         (0.21)         (0.42)        (0.19)        (0.03)          0.00
  Return of capital                       0.00           0.00           0.00         (0.01)         0.00           0.00
                                      --------       --------       --------      --------       -------         ------
Total distributions                      (1.08)         (0.21)         (0.42)        (0.20)        (0.03)         (0.02)
                                      --------       --------       --------      --------       -------         ------
Net asset value, end of period          $16.24         $22.69         $23.06        $19.36        $15.01         $11.50
                                      ========       ========       ========      ========       =======         ======
TOTAL RETURN(2)                        (24.80%)        (0.71%)(3)     21.46%        30.38%        30.82%         15.20%(3)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)                          $470,035       $578,402       $462,318      $185,205       $35,294         $1,254
Ratio of expenses to average net
  assets before waivers and
  reimbursements                         2.00%          1.99%(4)       2.03%         2.16%         2.38%          7.76%(4)
Ratio of expenses to average net
  assets after waivers and
  reimbursements                         2.00%          1.99%(4)       2.03%         2.15%         2.15%          2.15%(4)
Ratio of net investment income
  (loss) to average net assets          (0.67%)        (0.90%)(4)     (0.75%)       (0.77%)       (0.66%)        (0.12%)(4)
Portfolio turnover rate(5)               38.3%         37.85%         33.62%        37.03%        42.83%         11.87%

(1) The fund was initially seeded on July 1, 1996 and became effective and open for investment on July 22, 1996. The performance results reflect activity since the fund was opened for investment on July 22, 1996.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) Not annualized.
(4) Annualized.
(5) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(6) The fund's fiscal year end has been changed to October 31st.
(7) Net Investment Income (Loss) is less than a penny a share.

THE HARTFORD MUTUAL FUNDS                                                     59

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD STOCK FUND -- CLASS C

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                                PERIOD ENDED:                      PERIOD ENDED:
                                                 YEAR ENDED:      1/1/2000-       YEAR ENDED:        7/31/1998-
CLASS C -- PERIOD ENDED:                         10/31/2001     10/31/2000(6)    12/31/1999(7)    12/31/1998(1)(7)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                $22.68          $23.05           $19.36             $18.53
Income from Investment Operations:
Net investment income (loss)                         (0.08)          (0.11)           (0.08)             (0.02)
Net realized and unrealized gain (loss) on
  investments                                        (5.29)          (0.05)            4.19               1.22
                                                  --------        --------         --------           --------
Total from investment operations                     (5.37)          (0.16)            4.11               1.20
Less distributions:
  Dividends from net investment income                0.00            0.00             0.00               0.00
  Distributions from capital gains                   (1.08)          (0.21)           (0.42)             (0.35)
  Return of capital                                   0.00            0.00             0.00              (0.02)
                                                  --------        --------         --------           --------
Total distributions                                  (1.08)          (0.21)           (0.42)             (0.37)
                                                  --------        --------         --------           --------
Net asset value, end of period                      $16.23          $22.68           $23.05             $19.36
                                                  ========        ========         ========           ========
TOTAL RETURN(2)                                    (24.81%)         (0.71%)(4)       21.40%              6.60%(4)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)          $430,238        $492,996         $305,566            $36,039
Ratio of expenses to average net assets before
  waivers and reimbursements                         1.99%           1.98%(5)         2.07%              2.24%(5)
Ratio of expenses to average net assets after
  waivers and reimbursements                         1.99%           1.98%(5)         2.07%              2.15%(5)
Ratio of net investment income (loss) to
  average net assets                                (0.66%)         (0.90%)(5)       (0.78%)            (0.76%)(5)
Portfolio turnover rate(3)                           38.3%          37.85%           33.62%             37.03%

(1) Class C shares were first offered on July 31, 1998.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Not annualized.
(5) Annualized.
(6) The fund's fiscal year end has been changed to October 31st.
(7) Per share amounts for Class C shares for 1998 were restated to reflect a reverse stock split which was effective February 11, 1999.

 60                                                    THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD VALUE FUND

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                                CLASS A -        CLASS B -        CLASS C -
                                                              PERIOD ENDED:    PERIOD ENDED:    PERIOD ENDED:
                                                               4/30/2001-       4/30/2001-       4/30/2001-
                                                              10/31/2001(1)    10/31/2001(1)    10/31/2001(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                              $10.00           $10.00           $10.00
Income from investment operations:
Net investment income (loss)                                        0.01             0.00(6)          0.00(6)
Net realized and unrealized gain (loss) on investments             (0.99)           (1.01)           (1.01)
                                                                --------          -------          -------
Total from investment operations                                   (0.98)           (1.01)           (1.01)
Less distributions:
  Dividends from net investment income                              0.00             0.00             0.00
  Distributions from capital gains                                  0.00             0.00             0.00
  Return of capital                                                 0.00             0.00             0.00
                                                                --------          -------          -------
Total distributions                                                 0.00             0.00             0.00
                                                                --------          -------          -------
Net asset value, end of period                                     $9.02            $8.99            $8.99
                                                                ========          =======          =======
TOTAL RETURN(2)                                                   (9.80%)(5)      (10.10%)(5)      (10.10%)(5)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                         $13,728           $2,029           $4,769
Ratio of expenses to average net assets before waivers and
  reimbursements                                                   1.66%(4)         2.36%(4)         2.34%(4)
Ratio of expenses to average net assets after waivers and
  reimbursements                                                   1.45%(4)         2.15%(4)         2.15%(4)
Ratio of net investment income (loss) to average net assets        0.53%(4)        (0.17%)(4)       (0.17%)(4)
Portfolio turnover rate(3)                                         12.2%            12.2%            12.2%

(1) The fund became effective and open for investment on April 30, 2001.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Annualized.
(5) Not annualized.
(6) Net Investment Income (Loss) is less than a penny a share.

THE HARTFORD MUTUAL FUNDS                                                     61

                        PRIVACY POLICY AND PRACTICES OF
                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                       AND ITS AFFILIATES (THE HARTFORD)

             Applicable to The Hartford's United States Operations

WE AT THE HARTFORD value your trust and are committed to the responsible management, use, and protection of personal information. When we refer to "you" we mean those individuals who have provided us with personal information in conjunction with inquiring about, applying for, or obtaining, a financial product or service from The Hartford to be used primarily for personal, family or household purposes. All financial service companies collect a certain amount of personal information to service customers and administer business. This notice describes our policy regarding the collection, disclosure, and protection of personal information.

PERSONAL INFORMATION, as used in this notice, means information that identifies an individual personally and is not otherwise available to the public. It includes PERSONAL FINANCIAL INFORMATION such as credit history, income, financial benefits, policy or claim information. It also includes PERSONAL HEALTH INFORMATION such as individual medical records or information about an illness, disability or injury.

We collect personal information to service your transactions with us and to support our business operations. We may obtain personal information directly from you, from your transactions with us, and from third parties such as a consumer reporting agency. Depending on the type of product or service you apply for or obtain from us, personal information such as name, address, income, payment history or credit history may be gathered from sources such as applications, transactions and consumer reports.

To serve you and administer our business, we may share certain personal financial information, only as permitted by law, with affiliates, such as our insurance companies, our banks, our employee agents, our brokerage firms, and our administrators.

We may also share personal information, only as permitted by law, with unaffiliated third parties, including independent agents, brokerage firms, insurance companies, administrators and service providers who help us serve you and administer our business. In addition, as permitted by law, we may share certain personal financial information with other unaffiliated third parties who assist us by performing services or functions, such as conducting surveys, marketing our products or services, or offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your personal information with anyone for purposes unrelated to The Hartford's business operations without offering you the opportunity to "opt-out" or "opt-in" as required by law.

We only disclose personal health information with your proper written authorization or as otherwise permitted or required by law.

Our employees have access to personal information in the course of doing their jobs, which includes underwriting policies, paying claims, developing new products or advising customers of our products and services.

We use manual and electronic security procedures to maintain the confidentiality and integrity of personal information in our possession and guard against its unauthorized access. Some techniques we employ to protect information include secured files, user authentication, encryption, firewall technology and the use of detection software.

We are responsible for identifying information that must be protected, providing an adequate level of protection for that data and granting access to protected data only to individuals who must use it in the

 62                                                    THE HARTFORD MUTUAL FUNDS

                        PRIVACY POLICY AND PRACTICES OF
                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                 AND ITS AFFILIATES (THE HARTFORD) (CONTINUED)

performance of their job-related duties. Employees who violate our Privacy Policy will be subject to disciplinary action, which may include termination.

At the inception of our business relationship and annually after that, we will provide a copy of our current Privacy Policy to those individuals who have obtained our products or services and maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding personal information even when a business relationship no longer exists between us.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford:

First State Insurance Company; Hart Life Insurance Company; Hartford Accident & Indemnity Company; The Hartford Bank FSB; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services Company; Hartford Life & Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Lloyd's Insurance Company; Hartford Securities Distribution Company, Inc.; Hartford Specialty Company; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; International Corporate Marketing Group, Inc.; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Trumbull Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; Pacific Insurance Company, Limited; Planco Financial Services, Inc.; Property & Casualty Ins. Co. of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.

THE HARTFORD MUTUAL FUNDS                                                     63

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Two documents are available that offer further information on The Hartford Mutual Funds:

 ANNUAL/SEMIANNUAL REPORT
 TO SHAREHOLDERS

Additional information about each fund is contained in the financial statements and portfolio holdings in the fund's annual and semi-annual reports. In the fund's annual report you will also find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as the auditor's report.

 STATEMENT OF ADDITIONAL INFORMATION
 (SAI)

The SAI contains more detailed information on all aspects of the funds.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report for a fund and/or the SAI or for shareholder inquiries or other information about the funds, please contact the funds at:

 BY MAIL:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

 BY PHONE:

1-888-843-7824

 ON THE INTERNET:

www.hartfordinvestor.com

Or you may view or obtain these documents from the SEC:

 IN PERSON:

at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

 BY MAIL:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

 ON THE INTERNET OR BY E-MAIL:

Internet:  www.sec.gov

E-Mail:  publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBERS:
The Hartford Mutual Funds, Inc. 811-07589
Hartford-Fortis Series Fund, Inc. 811-00558